EXHIBIT 4.2






















              AMENDED AND RESTATED DECLARATION

                          OF TRUST




             CONTINENTAL AIRLINES FINANCE TRUST

                Dated as of November 28, 1995

                      TABLE OF CONTENTS

                                                        Page


                          ARTICLE I
               INTERPRETATION AND DEFINITIONS

     SECTION 1.1    Definitions . . . . . . . . . . . . .  2


                         ARTICLE II
                     TRUST INDENTURE ACT

     SECTION 2.1    Trust Indenture Act; Application. .   10
     SECTION 2.2    Lists of Holders of Securities. . . . 10
     SECTION 2.3    Reports by the Property Trustee . . . 11
     SECTION 2.4    Periodic Reports to Property
                         Trustee. . . . . . . . . . . . . 11
     SECTION 2.5    Evidence of Compliance with
                         Conditions Precedent . . . . . . 11
     SECTION 2.6    Event of Default; Waiver. . . . . . . 11
     SECTION 2.7    Event of Default; Notice. . . . . . . 13


                         ARTICLE III
                        ORGANIZATION

     SECTION 3.1    Name. . . . . . . . . . . . . . . . . 14
     SECTION 3.2    Office. . . . . . . . . . . . . . . . 14
     SECTION 3.3    Purpose . . . . . . . . . . . . . . . 14
     SECTION 3.4    Authority . . . . . . . . . . . . . . 15
     SECTION 3.5    Title to Property of the Trust. . . . 15
     SECTION 3.6    Powers and Duties of the Regular
                         Trustees . . . . . . . . . . . . 15
     SECTION 3.7    Prohibition of Actions by the Trust
                         and the Trustees.. . . . . . . . 19
     SECTION 3.8    Powers and Duties of the Property
                         Trustee. . . . . . . . . . . . . 20
     SECTION 3.9    Certain Duties and Responsibilities
                         of the Property Trustee. . . . . 22
     SECTION 3.10   Certain Rights of Property Trustee. . 24
     SECTION 3.11   Delaware Trustee. . . . . . . . . . . 27
     SECTION 3.12   Execution of Documents. . . . . . . . 27
     SECTION 3.13   Not Responsible for Recitals or
                         Issuance of Securities . . . . . 27
     SECTION 3.14   Duration of Trust . . . . . . . . . . 28
     SECTION 3.15   Mergers . . . . . . . . . . . . . . . 28


                         ARTICLE IV
                           SPONSOR

     SECTION 4.1    Sponsor's Purchase of Common
                         Securities . . . . . . . . . . . 30
     SECTION 4.2    Responsibilities of the Sponsor . . . 30


                          ARTICLE V
                          TRUSTEES

     SECTION 5.1    Number of Trustees. . . . . . . . . . 31
     SECTION 5.2    Delaware Trustee. . . . . . . . . . . 31
     SECTION 5.3    Property Trustee; Eligibility . . . . 32
     SECTION 5.4    Qualifications of Regular Trustees
                         and Delaware Trustee
                         Generally. . . . . . . . . . . . 32
     SECTION 5.5    Initial Trustees. . . . . . . . . . . 33
     SECTION 5.6    Appointment, Removal and
                         Resignation of Trustees. . . . . 33
     SECTION 5.7    Vacancies Among Trustees. . . . . . . 35
     SECTION 5.8    Effect of Vacancies . . . . . . . . . 35
     SECTION 5.9    Meetings. . . . . . . . . . . . . . . 36
     SECTION 5.10   Delegation of Power . . . . . . . . . 36


                         ARTICLE VI
                        DISTRIBUTIONS

     SECTION 6.1    Distributions . . . . . . . . . . . . 37


                         ARTICLE VII
                   ISSUANCE OF SECURITIES

     SECTION 7.1    General Provisions Regarding
                         Securities . . . . . . . . . . . 37
     SECTION 7.2    Execution and Authentication. . . . . 38
     SECTION 7.3    Form and Dating . . . . . . . . . . . 39
     SECTION 7.4    Registrar, Paying Agent and Conver-
                         sion Agent . . . . . . . . . . . 41
     SECTION 7.5    Paying Agent to Hold Money in
                         Trust. . . . . . . . . . . . . . 42
     SECTION 7.6    [reserved]. . . . . . . . . . . . . . 42
     SECTION 7.7    Replacement Securities. . . . . . . . 42
     SECTION 7.8    Outstanding Preferred Securities. . . 43
     SECTION 7.9    Preferred Securities in Treasury. . . 43
     SECTION 7.10   Temporary Securities. . . . . . . . . 43
     SECTION 7.11   Cancellation. . . . . . . . . . . . . 45


                        ARTICLE VIII
                    TERMINATION OF TRUST

     SECTION 8.1    Termination of Trust. . . . . . . . . 45


                         ARTICLE IX
                    TRANSFER AND EXCHANGE

     SECTION 9.1    General . . . . . . . . . . . . . . . 46
     SECTION 9.2    Transfer Procedures and
                         Restrictions . . . . . . . . . . 47
     SECTION 9.3    Deemed Security Holders . . . . . . . 57
     SECTION 9.4    Book Entry Interests. . . . . . . . . 57
     SECTION 9.5    Notices to the Depositary . . . . . . 58


                          ARTICLE X
                 LIMITATION OF LIABILITY OF
          HOLDERS OF SECURITIES, TRUSTEES OR OTHERS

     SECTION 10.1   Liability . . . . . . . . . . . . . . 58
     SECTION 10.2   Exculpation . . . . . . . . . . . . . 59
     SECTION 10.3   Fiduciary Duty. . . . . . . . . . . . 60
     SECTION 10.4   Indemnification . . . . . . . . . . . 61
     SECTION 10.5   Outside Businesses. . . . . . . . . . 61


                         ARTICLE XI
                         ACCOUNTING

     SECTION 11.1   Fiscal Year . . . . . . . . . . . . . 62
     SECTION 11.2   Certain Accounting Matters. . . . . . 62
     SECTION 11.3   Banking . . . . . . . . . . . . . . . 63
     SECTION 11.4   Withholding . . . . . . . . . . . . . 63


                         ARTICLE XII
                   AMENDMENTS AND MEETINGS

     SECTION 12.1   Amendments. . . . . . . . . . . . . . 64
     SECTION 12.2   Meetings of the Holders of
                         Securities; Action by Written
                         Consent. . . . . . . . . . . . . 66


                        ARTICLE XIII
  REPRESENTATIONS OF PROPERTY TRUSTEE AND DELAWARE TRUSTEE

     SECTION 13.1   Representations and Warranties of
                         Property Trustee . . . . . . . . 68
     SECTION 13.2   Representations and Warranties of
                         Delaware Trustee . . . . . . . . 69


                         ARTICLE XIV
                     REGISTRATION RIGHTS

     SECTION 14.1   Registration Rights . . . . . . . . . 70


                         ARTICLE XV
                        MISCELLANEOUS

     SECTION 15.1   Notices . . . . . . . . . . . . . . . 72
     SECTION 15.2   Governing Law . . . . . . . . . . . . 73
     SECTION 15.3   Intention of the Parties. . . . . . . 73
     SECTION 15.4   Headings. . . . . . . . . . . . . . . 73
     SECTION 15.5   Successors and Assigns. . . . . . . . 73
     SECTION 15.6   Partial Enforceability. . . . . . . . 73
     SECTION 15.7   Counterparts. . . . . . . . . . . . . 73


     ANNEX I        -    Terms of Securities
     EXHIBIT A-1    -    Form of Preferred Security
     EXHIBIT A-2    -    Form of Exchanged Preferred
                         Security
     EXHIBIT A-3    -    Form of Common Security
     EXHIBIT B      -    Specimen of Debenture
     EXHIBIT C      -    Purchase Agreement

                 CROSS-REFERENCE TABLE*


     Section of
Trust Indenture Act                          Section of
of 1939, as amended                          Declaration


310(a). . . . . . . . . . . . . . . . . .    5.3(a)
310(c). . . . . . . . . . . . . . . . . .    Inapplicable
311(c). . . . . . . . . . . . . . . . . .    Inapplicable
312(a). . . . . . . . . . . . . . . . . .    2.2(a)
312(b). . . . . . . . . . . . . . . . . .    2.2(b)
313 . . . . . . . . . . . . . . . . . . .    2.3
314(a). . . . . . . . . . . . . . . . . .    2.4
314(b). . . . . . . . . . . . . . . . . .    Inapplicable
314(c). . . . . . . . . . . . . . . . . .    2.5
314(d). . . . . . . . . . . . . . . . . .    Inapplicable
314(f). . . . . . . . . . . . . . . . . .    Inapplicable
315(a). . . . . . . . . . . . . . . . . .    3.9(b)
315(c). . . . . . . . . . . . . . . . . .    3.9(a)
315(d). . . . . . . . . . . . . . . . . .    3.9(a)
316(a). . . . . . . . . . . . . . . . . .    Annex I
316(c). . . . . . . . . . . . . . . . . .    3.6(e)
_______________

* This Cross-Reference Table does not constitute part of the Declaration and shall not affect the inter-pretation of any of its terms or provisions.

                  AMENDED AND RESTATED
                  DECLARATION OF TRUST
                           OF
           CONTINENTAL AIRLINES FINANCE TRUST

                    November 28, 1995



          AMENDED AND RESTATED DECLARATION OF TRUST
("Declaration") dated and effective as of November 28, 1995, by the undersigned trustees (together with all other Persons from time to time duly appointed and serving as trustees in accordance with the provisions of this Declaration, the "Trustees"), Continental Airlines,
Inc., a Delaware corporation, as trust sponsor (the
"Sponsor"), and by the holders, from time to time, of undivided beneficial interests in the Trust issued pursuant to this Declaration;

          WHEREAS, the Trustees and the Sponsor
established a trust (the "Trust") under the Delaware
Business Trust Act pursuant to a Declaration of Trust dated as of November 17, 1995 (the "Original
Declaration") and a Certificate of Trust filed with the Secretary of State of Delaware on November 17, 1995, for the sole purpose of issuing and selling certain securities representing undivided beneficial interests in the assets of the Trust and investing the proceeds thereof in certain Debentures of the Debenture Issuer;

          WHEREAS, as of the date hereof, no interests in the Trust have been issued;

          WHEREAS, all of the Trustees and the Sponsor, by this Declaration, amend and restate each and every term and provision of the Original Declaration; and

          NOW, THEREFORE, it being the intention of the parties hereto to continue the Trust as a business trust under the Business Trust Act and that this Declaration constitute the governing instrument of such business trust, the Trustees declare that all assets contributed to the Trust will be held in trust for the benefit of the holders, from time to time, of the securities representing undivided beneficial interests in the assets of the Trust issued hereunder, subject to the provisions of this Declaration.

                        ARTICLE I
             INTERPRETATION AND DEFINITIONS

SECTION 1.1   Definitions.

          Unless the context otherwise requires:

          (a) Capitalized terms used in this Declaration but not defined in the preamble above have the respective meanings assigned to them in this Section 1.1;

          (b) a term defined anywhere in this
Declaration has the same meaning throughout;

          (c) all references to "the Declaration" or "this Declaration" are to this Declaration as modified, supplemented or amended from time to time;

          (d) all references in this Declaration to Articles and Sections and Exhibits are to Articles and Sections of and Exhibits to this Declaration unless otherwise specified;

          (e) a term defined in the Trust Indenture Act has the same meaning when used in this Declaration unless otherwise defined in this Declaration or unless the context otherwise requires; and

          (f) a reference to the singular includes the plural and vice versa.

          "Affiliate" has the same meaning as given to that term in Rule 405 of the Securities Act or any successor rule thereunder.

          "Agent" means any Registrar, Paying Agent,
Conversion Agent or co-registrar.

          "Authorized Officer" of a Person means any Person that is authorized to bind such Person.

          "Book Entry Interest" means a beneficial interest in a global Certificate, ownership and transfers of which shall be maintained and made through book entries by a Depositary as described in Section 9.4.

          "Business Day" means any day other than a Saturday or a Sunday or a day on which banking institutions in The City of New York or Wilmington,
Delaware are authorized or required by law or executive order to remain closed.

          "Business Trust Act" means Chapter 38 of Title
12 of the Delaware Code, 12 Del. Code Section 3801 et seq., as it may be amended from time to time.

          "Certificate" means a certificate in global or definitive form representing a Common Security or a Preferred Security.

          "Closing Date" means November 28, 1995 or any subsequent date on which the sale of Additional Preferred
Securities (as defined in the Purchase Agreement) is settled.

          "Code" means the Internal Revenue Code of 1986 as amended.

          "Commission" means the Securities and Exchange
Commission.

          "Common Securities" has the meaning set forth in Section 7.1(a).

          "Common Securities Guarantee" means the
guarantee agreement dated as of November 28, 1995, of the Sponsor in respect of the Common Securities.

          "Conversion Agent" has the meaning set forth in
Section 7.4.

          "Covered Person" means: (a) any officer, director, shareholder, partner, member, representative, employee or agent of (i) the Trust or (ii) the Trust's
Affiliates; and (b) any Holder of Securities.

          "Debenture Issuer" means the Sponsor in its capacity as issuer of the Debentures.

          "Debenture Trustee" means Wilmington Trust
Company, not in its individual capacity but solely as trustee under the Indenture, until a successor is appointed thereunder, and thereafter means such successor trustee.

          "Debentures" means the series of Debentures to be issued by the Debenture Issuer under the Indenture to be held by the Property Trustee, a specimen certificate for such series of Debentures being Exhibit B.

          "Definitive Preferred Securities" means any
Regulation S Definitive Preferred Security, any
Restricted Definitive Preferred Security and any other
Preferred Securities in definitive form issued by the Trust.

          "Delaware Trustee" has the meaning set forth in
Section 5.2.

          "Distribution" means a distribution payable to Holders of Securities in accordance with Section 6.1.

          "Depositary" means The Depository Trust
Company.

          "Exchange Act" means the Securities Exchange
Act of 1934, as amended from time to time, or any successor legislation.

          "Exchanged Global Preferred Security" has the meaning set forth in Section 9.2(b).

          "Event of Default" in respect of the Securities means an Event of Default (as defined in the Indenture) has occurred and is continuing in respect of the Debentures.

          "Holder" means a Person in whose name a
Certificate representing a Security is registered, such Person being a beneficial owner within the meaning of the Business Trust Act.

          "Indemnified Person" means (a) any Trustee; (b) any Affiliate of any Trustee; (c) any officers, directors, shareholders, members, partners, employees, representatives or agents of any Trustee; and (d) any employee or agent of the Trust or its Affiliates.

          "Indenture" means the Indenture dated as of November 28, 1995, between the Debenture Issuer and
Wilmington Trust Company, not in its individual capacity but solely as Debenture Trustee, and any indenture supplemental thereto pursuant to which the Debentures are to be issued.

          "Investment Company" means an investment company as defined in the Investment Company Act.

          "Investment Company Act" means the Investment
Company Act of 1940, as amended from time to time, or any successor legislation.

          "Investment Company Event" means the Regular
Trustees shall have obtained an opinion from independent counsel experienced in practice under the Investment
Company Act to the effect that, as a result of the occurrence of a change in law or regulation or a written change in interpretation or application of law or regulation by any legislative body, court, governmental agency or regulatory authority (a "Change in 1940 Act
Law"), there is more than an insubstantial risk that the Trust is or will be considered an investment company which is required to be registered under the Investment
Company Act, which Change in 1940 Act Law becomes effective on or after the original issue date of the Preferred Securities and Common Securities.

          "Legal Action" has the meaning set forth in
Section 3.6(g).

          "Ministerial Action" has the meaning set forth in the terms of the Securities as set forth in Annex I.

          "Majority in liquidation amount of the
Securities" means, except as provided in the terms of the Preferred Securities and by the Trust Indenture Act,
Holder(s) of outstanding Securities voting together as a single class or, as the context may require, Holder(s) of outstanding Preferred Securities or Holder(s) of outstanding Common Securities voting separately as a class, who are the record owners of more than 50% of the aggregate liquidation amount (including the stated amount that would be paid on redemption, liquidation or otherwise, plus accrued and unpaid Distributions to the date upon which the voting percentages are determined) of all outstanding Securities of the relevant class.

          "No Recognition Opinion" has the meaning set forth in paragraph 4 of Annex I.

          "Offering Memorandum" means the confidential offering memorandum, dated as of November 21, 1995, relating to the issuance by the Trust of the Preferred
Securities.

          "Officers' Certificate" means, with respect to any Person, a certificate signed by two Authorized
Officers of such Person. Any Officers' Certificate delivered with respect to compliance with a condition or covenant provided for in this Declaration shall include:

              (a)   a statement that each officer signing
                    the Certificate has read the covenant
                    or condition and the definitions
                    relating thereto;

              (b)   a brief statement of the nature and
                    scope of the examination or
                    investigation undertaken by each
                    officer in rendering the Certificate;

              (c)   a statement that each such officer
                    has made such examination or
                    investigation as, in such officer's
                    opinion, is necessary to enable such
                    officer to express an informed
                    opinion as to whether or not such
                    covenant or condition has been
                    complied with; and

              (d)   a statement as to whether, in the
                    opinion of each such officer, such
                    condition or covenant has been
                    complied with.

          "Participants" has the meaning set forth in
Section 7.3(b).

          "Paying Agent" has the meaning set forth in
Section 7.4.

          "Person" means a legal person, including any individual, corporation, estate, partnership, joint venture, association, joint stock company, limited liability company, trust, unincorporated association, or government or any agency or political subdivision thereof, or any other entity of whatever nature.

          "Preferred Securities Guarantee" means the guarantee agreement dated as of November 28, 1995, of the Sponsor in respect of the Preferred Securities.

          "Preferred Securities" has the meaning set forth in Section 7.1(a).

          "Preferred Security Beneficial Owner" means, with respect to a Book Entry Interest, a Person who is the beneficial owner of such Book Entry Interest, as reflected on the books of the Depositary, or on the books of a Person maintaining an account with such Depositary
(directly as a Participant or as an indirect participant, in each case in accordance with the rules of such Depositary).

          "Property Trustee" means the Trustee meeting the eligibility requirements set forth in Section 5.3.

          "Property Trustee Account" has the meaning set forth in Section 3.8(c).

          "Purchase Agreement" shall have the meaning set forth in Section 7.3(a).

          "Quorum" means a majority of the Regular
Trustees or, if there are only two Regular Trustees, both of them.

          "Redemption Tax Opinion" has the meaning set forth in paragraph 4 of Annex I.

          "Registrar" has the meaning set forth in
Section 7.4.

          "Registration Rights Agreement" means the
Registration Rights Agreement, dated November 28, 1995, among the Sponsor, the Trust, and the Initial Purchasers named in the Purchase Agreement.

          "Regular Trustee" means any Trustee other than the Property Trustee, the Guarantee Trustee, the
Debenture Trustee and the Delaware Trustee.

          "Regulation S Definitive Preferred Security" has the meaning set forth in Section 7.3(c).

          "Related Party" means, with respect to the Sponsor, any direct or indirect wholly owned subsidiary of the Sponsor or any other Person that owns, directly or indirectly, 100% of the outstanding voting securities of the Sponsor.

          "Responsible Officer" means, with respect to the Property Trustee, any vice-president, any assistant vice-president, the treasurer, any assistant treasurer, any trust officer or assistant trust officer or any other officer in the Corporate Trust Department of the Property
Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of that officer's knowledge of and familiarity with the particular subject.

          "Restricted Definitive Preferred Security" has the meaning set forth in Section 7.3(c).

          "Restricted Period" means the one-year period following the last issue date for the Preferred
Securities (including Preferred Securities issued to cover overallotments and Common Securities issued in connection with related capital contributions). The
Sponsor shall inform the Trustee as to the termination of the restricted period and the Trustee may rely conclusively thereon.

          "Restricted Preferred Securities" shall include the Regulation S Definitive Preferred Securities, the
Restricted Definitive Preferred Securities and the Rule
144A Global Preferred Securities.

          "Restricted Security Legend" has the meaning set forth in Section 9.2(j).

          "Rule 144A Global Preferred Security" has the meaning set forth in Section 7.3(a).

          "Securities" means the Common Securities and the Preferred Securities.

          "Securities Act" means the Securities Act of
1933, as amended.

          "Securities Custodian" means the custodian with respect to the Rule 144A Global Preferred Security and any other Preferred Security in global form.

          "Shelf Registration Statement" has the meaning set forth in Section 14.1.

          "66-2/3% in liquidation amount of the
Securities" means, except as provided in the terms of the Preferred Securities and by the Trust Indenture Act,
Holders of outstanding Securities voting together as a single class or, as the context may require, Holders of Preferred Securities or Holder(s) of outstanding Common
Securities voting separately as a class, representing at least 66 2/3% of the aggregate stated liquidation amount
(including the stated amount that would be paid on redemption, liquidation or otherwise, plus accrued and unpaid Distributions to the date upon which the voting percentages are determined) of all outstanding Securities of the relevant class.

          "Sponsor" means Continental Airlines, Inc., a
Delaware corporation, or any successor entity in a merger, consolidation or amalgamation, in its capacity as sponsor of the Trust.

          "Super Majority" has the meaning set forth in
Section 2.6(a)(ii).

          "Tax Event" means the Regular Trustees shall have received an opinion of nationally recognized independent tax counsel experienced in such matters to the effect that, as a result of (a) any amendment to or change (including any announced prospective change) in the laws (or any regulations thereunder) of the United
States or any political subdivision or taxing authority thereof or therein or (b) any amendment to or change in an interpretation or application of such laws or regulations by any legislative body, court, governmental agency or regulatory authority (including the enactment of any legislation and the publication of any judicial decision or regulatory determination on or after the date of the Offering Memorandum), which amendment or change is effective or which interpretation or pronouncement is announced on or after the date of the Offering
Memorandum, there is more than an insubstantial risk that
(i) the Trust is or will be subject to United States federal income tax with respect to income accrued or received on the Debentures, (ii) interest payable by the Debenture Issuer to the Trust on the Debentures is not or will not be deductible by the Debenture Issuer in whole or in part for United States federal income tax purposes or (iii) the Trust is or will be subject to more than a de minimis amount of other taxes, duties, assessments or other governmental charges.

          "10% in liquidation amount of the Securities" means, except as provided in the terms of the Preferred
Securities or by the Trust Indenture Act, Holders of outstanding Securities voting together as a single class or, as the context may require, Holder(s) of outstanding
Preferred Securities or Holder(s) of outstanding Common
Securities, voting separately as a class, representing
10% of the aggregate stated liquidation amount (including the stated amount that would be paid on redemption, liquidation or otherwise, plus accrued and unpaid Dis-tributions to the date upon which the voting percentages are determined) of all outstanding Securities of the relevant class.

          "Treasury Regulations" means the income tax regulations, including temporary and proposed regulations, promulgated under the Code by the United
States Treasury, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).

          "Trustee" or "Trustees" means each Person who has signed this Declaration as a trustee, so long as such Person shall continue in office in accordance with the terms hereof, and all other Persons who may from time to time be duly appointed, qualified and serving as Trustees in accordance with the provisions hereof, and references herein to a Trustee or the Trustees shall refer to such Person or Persons solely in their capacity as trustees hereunder.

          "Trust Indenture Act" means the Trust Indenture
Act of 1939, as amended.

          "Unrestricted Definitive Preferred Security" has the meaning set forth in Section 9.2(c).


                       ARTICLE II
                   TRUST INDENTURE ACT

SECTION 2.1  Trust Indenture Act; Application.

          (a)  This Declaration is subject to the
provisions of the Trust Indenture Act that are required to be part of this Declaration, which are incorporated by reference in and made part of this Indenture and shall, to the extent applicable, be governed by such provisions.

          (b)  The Property Trustee shall be the only
Trustee which is a Trustee for the purposes of the Trust
Indenture Act.

          (c) If and to the extent that any provision of this Declaration limits, qualifies or conflicts with the duties imposed by Sections 310 to 317, inclusive, of the Trust Indenture Act, such imposed duties shall control.

          (d) The application of the Trust Indenture Act to this Declaration shall not affect the nature of the Securities as equity securities representing undivided beneficial interests in the assets of the Trust.

SECTION 2.2  Lists of Holders of Securities.

          (a)  Each of the Sponsor and the Regular
Trustees on behalf of the Trust shall provide the Property Trustee (i) within 14 days after each record date for payment of Distributions, a list, in such form as the Property Trustee may reasonably require, of the names and addresses of the Holders of the Securities
("List of Holders") as of such record date, provided, that neither the Sponsor nor the Regular Trustees on behalf of the Trust shall be obligated to provide such List of Holders at any time the List of Holders does not differ from the most recent List of Holders given to the Property Trustee by the Sponsor and the Regular Trustees on behalf of the Trust, and (ii) at any other time, within 30 days of receipt by the Trust of a written request for a List of Holders as of a date no more than 14 days before such List of Holders is given to the Property Trustee. The Property Trustee shall preserve, in as current a form as is reasonably practicable, all information contained in Lists of Holders given to it or which it receives in the capacity as Paying Agent (if acting in such capacity) provided, that the Property
Trustee may destroy any List of Holders previously given to it on receipt of a new List of Holders.

          (b) The Property Trustee shall comply with its obligations under Sections 311(a), 311(b) and 312(b) of the Trust Indenture Act.

SECTION 2.3  Reports by the Property Trustee.

          Within 60 days after May 15 of each year, the Property Trustee shall provide to the Holders of the Preferred Securities such reports as are required by
Section 313 of the Trust Indenture Act, if any, in the form and in the manner provided by Section 313 of the Trust Indenture Act. The Property Trustee shall also comply with the requirements of Section 313(d) of the Trust Indenture Act.

SECTION 2.4  Periodic Reports to Property Trustee.

          Each of the Sponsor and the Regular Trustees on behalf of the Trust shall provide to the Property Trustee such documents, reports and information (if any) and the compliance certificate required by Section 314 of the Trust Indenture Act in the form, in the manner and at the times required by Section 314 of the Trust Indenture Act.

SECTION 2.5  Evidence of Compliance with Conditions
             Precedent.

          Each of the Sponsor and the Regular Trustees on behalf of the Trust shall provide to the Property Trustee such evidence of compliance with any conditions precedent, if any, provided for in this Declaration that relate to any of the matters set forth in Section 314(c) of the Trust Indenture Act. Any certificate or opinion required to be given by an officer pursuant to
Section 314(c)(1) of the Trust Indenture Act may be given in the form of an Officers' Certificate.

SECTION 2.6  Event of Default; Waiver.

          (a) The Holders of a Majority in liquidation amount of Preferred Securities may, by vote, on behalf of the Holders of all of the Preferred Securities, waive any past Event of Default in respect of the Preferred
Securities and its consequences, provided, that if the underlying Event of Default under the Indenture:

               (i)  is not waivable under the Indenture,
     the Event of Default under the Declaration also shall not be waivable; or

              (ii)  requires the consent or vote of
     greater than a majority in principal amount of the holders of the Debentures (a "Super Majority") to be waived under the Indenture, the Event of Default under the Declaration may only be waived by the vote of the Holders of at least the proportion in liquidation amount of the Preferred Securities that the relevant Super Majority represents of the aggre-gate principal amount of the Debentures outstanding.

          Upon such waiver, any such default shall cease to exist, and any Event of Default with respect to the Preferred Securities arising therefrom shall be deemed to have been cured, for every purpose of this Declaration, but no such waiver shall extend to any subsequent or other default or Event of Default with respect to the Preferred Securities or impair any right consequent thereon. Any waiver by the Holders of the Preferred
Securities of an Event of Default with respect to the Preferred Securities shall also be deemed to constitute a waiver by the Holders of the Common Securities of any such Event of Default with respect to the Common
Securities for all purposes of this Declaration without any further act, vote, or consent of the Holder(s) of the Common Securities.

          (b) The Holders of a Majority in liquidation amount of the Common Securities may, by vote, on behalf of the Holders of all of the Common Securities, waive any past Event of Default with respect to the Common
Securities and its consequences, provided, that if the underlying Event of Default under the Indenture:

               (i)  is not waivable under the Indenture,
     except where the Holders of the Common Securities are deemed to have waived such Event of Default under the Declaration as provided below in this
     Section 2.6(b), the Event of Default under the Declaration also shall not be waivable; or

              (ii)  requires the consent or vote of a
     Super Majority to be waived, except where the Holders of the Common Securities are deemed to have waived such Event of Default under the Declaration as provided below in this Section 2.6(b), the Event of Default under the Declaration may only be waived by the vote of the Holders of at least the proportion in aggregate liquidation amount of the Common Securities that the relevant Super Majority represents of the aggregate principal amount of the Debentures outstanding;

provided, further, each Holder of Common Securities shall be deemed to have waived any such Event of Default and all Events of Default with respect to the Common
Securities and its or their consequences until all Events of Default with respect to the Preferred Securities have been cured, waived or otherwise eliminated, and until such Events of Default have been so cured, waived or otherwise eliminated, the Property Trustee will be deemed to be acting solely on behalf of the Holders of the Preferred Securities and only the Holders of the Preferred Securities will have the right to direct the Property Trustee in accordance with the terms of the Securities. Subject to the foregoing provisions of this
Section 2.6(b), upon such waiver, any such default shall cease to exist and any Event of Default with respect to the Common Securities arising therefrom shall be deemed to have been cured for every purpose of this Declaration, but no such waiver shall extend to any subsequent or other default or Event of Default with respect to the Common Securities or impair any right consequent thereon.

          (c) A waiver of an Event of Default under the Indenture by the Property Trustee at the direction of the Holders of the Preferred Securities constitutes a waiver of the corresponding Event of Default under this Declaration.

SECTION 2.7  Event of Default; Notice.

          (a) The Property Trustee shall, within 90 days after the occurrence of an Event of Default, transmit by mail, first class postage prepaid, to the Holders of the Securities, notices of all defaults with respect to the Securities known to the Property Trustee, unless such defaults have been cured before the giving of such notice
(the term "defaults" for the purposes of this Section
2.7(a) being hereby defined to be an Event of Default as defined in the Indenture, not including any periods of grace provided for therein and irrespective of the giving of any notice provided therein); provided, that except for a default in the payment of principal of (or premium, if any) or interest (including Compounded Interest, Additional Interest and Liquidated Damages, if any (each as defined in the Indenture)) on any of the Debentures or in the payment of any sinking fund installment established for the Debentures, the Property Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee, or a trust committee of directors and/or Responsible
Officers of the Property Trustee in good faith determines that the withholding of such notice is in the interests of the Holders of the Securities.

          (b) The Property Trustee shall not be deemed to have knowledge of any default except:

               (i)  a default under Sections 501(1) and
     501(2) of the Indenture; or

              (ii)  any default as to which the Property
     Trustee shall have received written notice.


                       ARTICLE III
                      ORGANIZATION

SECTION 3.1  Name.

          The Trust is named "Continental Airlines
Finance Trust," as such name may be modified from time to time by the Regular Trustees following written notice to the Holders of Securities. The Trust's activities may be conducted under the name of the Trust or any other name deemed advisable by the Regular Trustees.

SECTION 3.2  Office.

          The address of the principal office of the Trust is c/o Continental Airlines, Inc., 2929 Allen
Parkway, Suite 2010, Houston, Texas 77019, Attention:
General Counsel. On ten Business Days written notice to the Holders of Securities, the Regular Trustees may designate another principal office.

SECTION 3.3  Purpose.

          The exclusive purposes and functions of the Trust are (a) to issue and sell Securities and use the proceeds from such sale to acquire the Debentures, and
(b) except as otherwise provided herein, to engage in only those other activities necessary or incidental thereto. The Trust shall not borrow money, issue debt or reinvest proceeds derived from investments, pledge any of its assets, or otherwise undertake (or permit to be undertaken) any activity that would cause the Trust not to be classified for United States federal income tax purposes as a grantor trust.

SECTION 3.4  Authority.

          Subject to the limitations provided in this Declaration and to the specific duties of the Property
Trustee, the Regular Trustees shall have exclusive and complete authority to carry out the purposes of the Trust. Any action taken by the Regular Trustees in accordance with their powers shall constitute the act of and serve to bind the Trust and any action taken by the Property Trustee in accordance with its powers shall constitute the act of and serve to bind the Trust. In dealing with the Trustees acting on behalf of the Trust, no person shall be required to inquire into the authority of the Trustees to bind the Trust. Persons dealing with the Trust are entitled to rely conclusively on the power and authority of the Trustees as set forth in this Declaration.

SECTION 3.5  Title to Property of the Trust.

          Except as provided in Section 3.8 with respect to the Debentures and the Property Trustee Account or as otherwise provided in this Declaration, legal title to all assets of the Trust shall be vested in the Trust.
The Holders shall not have legal title to any part of the assets of the Trust, but shall have an undivided beneficial interest in the assets of the Trust.

SECTION 3.6  Powers and Duties of the Regular Trustees.

          The Regular Trustees shall have the exclusive power, duty and authority to cause the Trust to engage in the following activities:

          (a) to issue and sell the Preferred Securities and the Common Securities in accordance with this Declaration; provided, however, that the Trust may issue no more than one series of Preferred Securities and no more than one series of Common Securities, and provided, further, that there shall be no interests in the Trust other than the Securities, and the issuance of Securities shall be limited to a one-time, simultaneous issuance of both Preferred Securities and Common Securities on the Closing Date and one additional simultaneous issuance of Preferred Securities and Common Securities solely to cover overallotments in connection with the sale of the Preferred Securities;

          (b) in connection with the issue and sale of the Preferred Securities, at the direction of the Sponsor, to:

               (i)  prepare the Offering Memorandum in
     preliminary and final form prepared by the Sponsor, in relation to the offering and sale of Preferred
     Securities to qualified institutional buyers in reliance on Rule 144A under the Securities Act, to a limited number of "accredited investors" (as defined in Rule 501(a)(1), (2), (3) or (7) under the
     Securities Act) and outside the United States to non-U.S. persons in offshore transactions in reliance on Regulation S under the Securities Act and to execute and file with the Commission, at such time as determined by the Sponsor pursuant to the Registration Rights Agreement, a shelf registration statement prepared by the Sponsor, including any amendments thereto, and such other forms or filings as may be required by the Securities Act, the Exchange Act or the Trust Indenture Act, in each case in relation to the Preferred Securities;

              (ii)  execute and file any documents pre-
     pared by the Sponsor, or take any acts as determined by the Sponsor to be necessary in order to qualify or register all or part of the Preferred Securities in any State or foreign jurisdiction in which the Sponsor has determined to qualify or register such Preferred Securities for sale;

             (iii)  execute and file an application,
     prepared on behalf of the Sponsor, to the Private
     Offerings, Resales and Trading through Automated
     Linkages ("PORTAL") Market and, if and at such time as determined by the Sponsor, to the New York Stock
     Exchange or any other national stock exchange or the Nasdaq National Market for listing or quotation of the Preferred Securities;

              (iv)  execute and deliver letters or
     documents, or instruments with, The Depository Trust
     Company ("DTC") relating to the Preferred
     Securities;

               (v)  execute and file with the Commission,
     at such time as determined by the Sponsor, a regis-tration statement on Form 8-A, including any amend-ments thereto, prepared by the Sponsor relating to the registration of the Preferred Securities under the Exchange Act;

              (vi)  obtain a CUSIP number for the
     Preferred Securities; and

             (vii)  execute and enter into the Purchase
     Agreement, the Registration Rights Agreement and other related agreements providing for the sale of the Preferred Securities;

          (c)  to acquire the Debentures with the
proceeds of the sale of the Preferred Securities and the Common Securities; provided, however, that the Regular
Trustees shall cause legal title to the Debentures to be held of record in the name of the Property Trustee for the benefit of the Holders of the Preferred Securities and the Holders of Common Securities;

          (d)  to give the Sponsor and the Property
Trustee prompt written notice of the occurrence of a Tax
Event or an Investment Company Event; provided, that the Regular Trustees shall consult with the Sponsor and the Property Trustee before taking or refraining from taking any Ministerial Action in relation to a Tax Event or an Investment Company Event;

          (e) to establish a record date with respect to all actions to be taken hereunder that require a record date be established, including and with respect to, for the purposes of Section 316(c) of the Trust Indenture
Act, Distributions, voting rights, redemptions and exchanges, and to issue relevant notices to the Holders of Preferred Securities and Holders of Common Securities as to such actions and applicable record dates;

          (f)  to take all actions and perform such
duties as may be required of the Regular Trustees pursuant to the terms of the Securities;

          (g)  to bring or defend, pay, collect,
compromise, arbitrate, resort to legal action, or otherwise adjust claims or demands of or against the Trust ("Legal Action"), unless pursuant to Section
3.8(e), the Property Trustee has the exclusive power to bring such Legal Action;

          (h)  to employ or otherwise engage employees
and agents (who may be designated as officers with titles) and managers, contractors, advisors, and consultants and pay reasonable compensation for such services;

          (i)  to cause the Trust to comply with the
Trust's obligations under the Trust Indenture Act;

          (j)  to give the certificate required by
Section 314(a)(4) of the Trust Indenture Act to the
Property Trustee, which certificate may be executed by any Regular Trustee;

          (k)  to incur expenses that are necessary or
incidental to carry out any of the purposes of the Trust;

          (l)  to act as, or appoint another Person to
act as, registrar and transfer agent for the Securities;

          (m)  to give prompt written notice to the
Holders of the Securities of any notice received from the Debenture Issuer of its election to (i) defer payments of interest on the Debentures by extending the interest payment period under the Indenture or (ii) extend the scheduled maturity date on the Debentures;

          (n) to execute all documents or instruments, perform all duties and powers, and do all things for and on behalf of the Trust in all matters necessary or incidental to the foregoing;

          (o) to take all action that may be necessary or appropriate for the preservation and the continuation of the Trust's valid existence, rights, franchises and privileges as a statutory business trust under the laws of the State of Delaware and of each other jurisdiction in which such existence is necessary to protect the limited liability of the Holders of the Preferred
Securities or to enable the Trust to effect the purposes for which the Trust was created;

          (p) to take any action, not inconsistent with this Declaration or with applicable law, that the Regular
Trustees determine in their discretion to be necessary or desirable in carrying out the activities of the Trust as set out in this Section 3.6, including, but not limited to:

               (i)  causing the Trust not to be deemed to
     be an Investment Company required to be registered under the Investment Company Act;

              (ii)  causing the Trust to be classified
     for United States federal income tax purposes as a grantor trust; and

             (iii)  cooperating with the Debenture Issuer
     to ensure that the Debentures will be treated as indebtedness of the Debenture Issuer for United
     States federal income tax purposes,

provided, that such action does not adversely affect the interests of Holders; and

          (q) to take all action necessary to cause all applicable tax returns and tax information reports that are required to be filed with respect to the Trust to be duly prepared and filed by the Regular Trustees, on behalf of the Trust.

          The Regular Trustees must exercise the powers set forth in this Section 3.6 in a manner that is consistent with the purposes and functions of the Trust set out in Section 3.3, and the Regular Trustees shall not take any action that is inconsistent with the purposes and functions of the Trust set forth in Section
3.3.

          Subject to this Section 3.6, the Regular
Trustees shall have none of the powers or the authority of the Property Trustee set forth in Section 3.8.

SECTION 3.7    Prohibition of Actions by the Trust and
               the Trustees.

          (a)  The Trust shall not, and the Trustees
(including the Property Trustee) shall not, engage in any activity other than as required or authorized by this Declaration. In particular, the Trust shall not and the Trustees (including the Property Trustee) shall cause the Trust not to:

               (i)  invest any proceeds received by the
     Trust from holding the Debentures, but shall distribute all such proceeds to Holders of Securities pursuant to the terms of this Declaration and of the Securities;

              (ii)   acquire any assets other than as
     expressly provided herein;

               (iii) possess Trust property for other
     than a Trust purpose;

              (iv)  make any loans or incur any
     indebtedness other than loans represented by the Debentures;

               (v)  possess any power or otherwise act in
     such a way as to vary the Trust assets or the terms of the Securities in any way whatsoever, including the power to convert the Debentures;

              (vi)  issue any securities or other
     evidences of beneficial ownership of, or beneficial interest in, the Trust other than the Securities; or

             (vii)  (A) direct the time, method and place
     of exercising any trust or power conferred upon the Debenture Trustee with respect to the Debentures,
     (B) waive any past default that is waivable under
     Section 513 of the Indenture, (C) exercise any right to rescind or annul any declaration that the principal of all the Debentures shall be due and payable, or (D) consent to any amendment, modification or termination of the Indenture or the Debentures where such consent shall be required unless the Trust shall have received an opinion of counsel to the effect that such modification will not cause more than an insubstantial risk that
     (x) the Trust will be deemed an Investment Company required to be registered under the Investment
     Company Act, or (y) for United States federal income tax purposes the Trust will not be classified as a grantor trust or partnership.

SECTION 3.8  Powers and Duties of the Property Trustee.

          (a) The legal title to the Debentures shall be owned by and held of record in the name of the Property
Trustee in trust for the benefit of the Holders of the Securities. The right, title and interest of the Property Trustee to the Debentures shall vest automatically in each Person who may hereafter be appointed as Property Trustee in accordance with Section
5.6. Such vesting and cessation of title shall be effective whether or not conveyancing documents with regard to the Debentures have been executed and delivered.

          (b)  The Property Trustee shall not transfer
its right, title and interest in the Debentures to the Regular Trustees or to the Delaware Trustee (if the
Property Trustee does not also act as Delaware Trustee).

          (c)  The Property Trustee shall:

               (i)  establish and maintain a segregated
     non-interest bearing trust account (the "Property
     Trustee Account") in the name of and under the exclusive control of the Property Trustee on behalf of the Holders of the Securities and, upon the receipt of payments of funds made in respect of the Debentures held by the Property Trustee, deposit such funds into the Property Trustee Account and make payments to the Holders of the Preferred
     Securities and Holders of the Common Securities from the Property Trustee Account in accordance with
     Section 6.1.  Funds in the Property Trustee Account
     shall be held uninvested until disbursed in accordance with this Declaration;

              (ii)  engage in such ministerial activities
     as so directed and as shall be necessary or appropriate to effect the redemption of the Preferred Securities and the Common Securities to the extent the Debentures are redeemed or mature; and

             (iii)  upon notice of distribution issued by
     the Regular Trustees in accordance with the terms of the Securities, engage in such ministerial activities as so directed as shall be necessary or appropriate to effect the distribution of the Debentures to Holders of Securities upon the occurrence of an Investment Company Event or a Tax
     Event arising from a change in law or a change in legal interpretation or other specified circumstances pursuant to the terms of the Securities.

          (d)  The Property Trustee shall take all
actions and perform such duties as may be specifically required of the Property Trustee pursuant to the terms of the Securities.

          (e)  The Property Trustee shall take any Legal
Action which arises out of or in connection with an Event of Default or the Property Trustee's duties and obligations under this Declaration or the Trust Indenture
Act.

          (f) The Property Trustee shall not resign as a Trustee unless either:

               (i)  the Trust has been completely
     liquidated and the proceeds of the liquidation distributed to the Holders of Securities pursuant to the terms of the Securities; or

              (ii)  a Successor Property Trustee has been
     appointed and has accepted that appointment in accordance with Section 5.6.

          (g) The Property Trustee shall have the legal power to exercise all of the rights, powers and privileges of a holder of Debentures under the Indenture and, if an Event of Default occurs and is continuing, the Property Trustee shall, for the benefit of Holders of the Securities, enforce its rights as holder of the Debentures subject to the rights of the Holders pursuant to the terms of such Securities. In no event, however, shall the Property Trustee, in its capacity as holder of the Debentures, have the power to convert the Debentures.

          (h)  The Property Trustee will act as
Registrar, Paying Agent and Conversion Agent in Delaware to pay Distributions, redemption payments or liquidation payments on behalf of the Trust with respect to all Securities and any such Paying Agent shall comply with
Section 317(b) of the Trust Indenture Act.  Any Paying
Agent may be removed by the Property Trustee at any time and a successor Paying Agent or additional Paying Agents may be appointed at any time by the Property Trustee.

          (i)  Subject to this Section 3.8, the Property
Trustee shall have none of the duties, liabilities, powers or the authority of the Regular Trustees set forth in Section 3.6.

          The Property Trustee must exercise the powers set forth in this Section 3.8 in a manner that is consistent with the purposes and functions of the Trust set out in Section 3.3, and the Property Trustee shall not take any action that is inconsistent with the purposes and functions of the Trust set out in Section
3.3.

SECTION 3.9    Certain Duties and Responsibilities of the
               Property Trustee.

          (a)  The Property Trustee, before the
occurrence of any Event of Default and after the curing of all Events of Default that may have occurred, shall undertake to perform only such duties as are specifically set forth in this Declaration and no implied covenants shall be read into this Declaration against the Property
Trustee. In case an Event of Default has occurred (that has not been cured or waived pursuant to Section 2.6), the Property Trustee shall exercise such of the rights and powers vested in it by this Declaration, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circum-stances in the conduct of his or her own affairs.

          (b) No provision of this Declaration shall be construed to relieve the Property Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

               (i)  prior to the occurrence of an Event
     of Default and after the curing or waiving of all such Events of Default that may have occurred:

                    (A)  the duties and obligations of
               the Property Trustee shall be determined solely by the express provisions of this Declaration and the Property Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this
               Declaration, and no implied covenants or obligations shall be read into this Declaration against the Property Trustee;
               and

                    (B)  in the absence of bad faith on
               the part of the Property Trustee, the
               Property Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Property Trustee and conforming to the requirements of this Declaration; but in the case of any such certificates or opinions that by any provision hereof are specifically required to be furnished to the Property Trustee, the Property Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Declaration;

              (ii)  the Property Trustee shall not be
     liable for any error of judgment made in good faith by a Responsible Officer of the Property Trustee, unless it shall be proved that the Property Trustee was negligent in ascertaining the pertinent facts;

             (iii)  the Property Trustee shall not be
     liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of not less than a Majority in liquidation amount of the Securities relating to the time, method and place of conducting any proceeding for any remedy available to the Property Trustee, or exercising any trust or power conferred upon the Property Trustee under this Declaration;

              (iv)  no provision of this Declaration
     shall require the Property Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that the repayment of such funds or liability is not reasonably assured to it under the terms of this Declaration or adequate indemnity against such risk or liability is not reasonably assured to it;

               (v)  the Property Trustee's sole duty with
     respect to the custody, safe keeping and physical preservation of the Debentures and the Property
     Trustee Account shall be to deal with such property in a similar manner as the Property Trustee deals with similar property for its own account, subject to the protections and limitations on liability afforded to the Property Trustee under this Declaration and the Trust Indenture Act;

              (vi)  the Property Trustee shall have no
     duty or liability for or with respect to the value, genuineness, existence or sufficiency of the Debentures or the payment of any taxes or assessments levied thereon or in connection therewith;

             (vii)  the Property Trustee shall not be
     liable for any interest on any money received by it except as it may otherwise agree with the Sponsor.
     Money held by the Property Trustee need not be segregated from other funds held by it except in relation to the Property Trustee Account maintained by the Property Trustee pursuant to Section
     3.8(c)(i) and except to the extent otherwise required by law; and

            (viii)  the Property Trustee shall not be
     responsible for monitoring the compliance by the Regular Trustees or the Sponsor with their respective duties under this Declaration, nor shall the Property Trustee be liable for the default or misconduct of the Regular Trustees or the Sponsor.

SECTION 3.10  Certain Rights of Property Trustee.

          (a)  Subject to the provisions of Section 3.9:

               (i)  the Property Trustee may rely and
     shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed, sent or presented by the proper party or parties;

              (ii)  any direction or act of the Sponsor
     or the Regular Trustees contemplated by this Declaration shall be sufficiently evidenced by an Officers' Certificate;

             (iii)  whenever in the administration of
     this Declaration, the Property Trustee shall deem it desirable that a matter be proved or established before taking, suffering or omitting any action hereunder, the Property Trustee (unless other evidence is herein specifically prescribed) may, in the absence of bad faith on its part, request and rely upon an Officers' Certificate which, upon receipt of such request, shall be promptly delivered by the Sponsor or the Regular Trustees;

              (iv)  the Property Trustee shall have no
     duty to see to any recording, filing or registration of any instrument (including any financing or continuation statement or any filing under tax or securities laws) or any rerecording, refiling or registration thereof;

               (v)  the Property Trustee may consult with
     counsel or other experts and the advice or opinion of such counsel and experts with respect to legal matters or advice within the scope of such experts' area of expertise shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with such advice or opinion, and such counsel may be counsel to the Sponsor or any of its Affiliates, and may include any of its employees. The Property Trustee shall have the right at any time to seek instructions concerning the administration of this Declaration from any court of competent jurisdiction;

              (vi)  the Property Trustee shall be under
     no obligation to exercise any of the rights or powers vested in it by this Declaration at the request or direction of any Holder, unless such Holder shall have provided to the Property Trustee adequate security and indemnity, which would satisfy a reasonable person in the position of the Property
     Trustee, against the costs, expenses (including attorneys' fees and expenses) and liabilities that might be incurred by it in complying with such request or direction, including such reasonable advances as may be requested by the Property
     Trustee, provided, that nothing contained in this
     Section 3.10(a)(vi) shall be taken to relieve the Property Trustee, upon the occurrence of an Event of Default, of its obligation to exercise the rights and powers vested in it by this Declaration;

             (vii)  the Property Trustee shall not be
     bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, security, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Property Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit;

            (viii)  the Property Trustee may execute any
     of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Property Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

              (ix)  any action taken by the Property
     Trustee or its agents hereunder shall bind the Trust and the Holders of the Securities, and the signature of the Property Trustee or its agents alone shall be sufficient and effective to perform any such action and no third party shall be required to inquire as to the authority of the Property Trustee to so act or as to its compliance with any of the terms and provisions of this Declaration, both of which shall be conclusively evidenced by the Property Trustee's or its agent's taking such action;

               (x)  whenever in the administration of
     this Declaration the Property Trustee shall deem it desirable to receive instructions with respect to enforcing any remedy or right or taking any other action hereunder the Property Trustee (i) may request instructions from the Holders of the Securities which instructions may only be given by the Holders of the same proportion in liquidation amount of the Securities as would be entitled to direct the Property Trustee under the terms of the Securities in respect of such remedy, right or action, (ii) may refrain from enforcing such remedy or right or taking such other action until such instructions are received, and (iii) shall be protected in acting in accordance with such instructions; and

              (xi)  except as otherwise expressly
     provided by this Declaration, the Property Trustee shall not be under any obligation to take any action that is discretionary under the provisions of this Declaration.

          (b) No provision of this Declaration shall be deemed to impose any duty or obligation on the Property
Trustee to perform any act or acts or exercise any right, power, duty or obligation conferred or imposed on it, in any jurisdiction in which it shall be illegal, or in which the Property Trustee shall be unqualified or incompetent in accordance with applicable law, to perform any such act or acts, or to exercise any such right, power, duty or obligation. No permissive power or authority available to the Property Trustee shall be construed to be a duty.

SECTION 3.11  Delaware Trustee.

          Notwithstanding any provision of this
Declaration other than Section 5.2, the Delaware Trustee shall not be entitled to exercise any powers, nor shall the Delaware Trustee have any of the duties and responsibilities of the Regular Trustees or the Property
Trustee described in this Declaration. Except as set forth in Section 5.2, the Delaware Trustee shall be a Trustee for the sole and limited purpose of fulfilling the requirements of Section 3807 of the Business Trust
Act.

SECTION 3.12  Execution of Documents.

          Unless otherwise determined by the Regular
Trustees, and except as otherwise required by the Business Trust Act, any Regular Trustee is authorized to execute on behalf of the Trust any documents that the Regular Trustees have the power and authority to execute pursuant to Section 3.6; provided, that the registration statement referred to in Section 3.6(b)(i), including any amendments thereto, shall be signed by a majority of the Regular Trustees.

SECTION 3.13 Not Responsible for Recitals or Issuance of Securities.

          The recitals contained in this Declaration and the Securities shall be taken as the statements of the Sponsor, and the Trustees do not assume any responsibility for their correctness. The Trustees make no representations as to the value or condition of the property of the Trust or any part thereof. The Trustees make no representations as to the validity or sufficiency of this Declaration or the Securities.

SECTION 3.14  Duration of Trust.

          The Trust, unless terminated pursuant to the provisions of Article VIII hereof, shall exist until December 1, 2030.

SECTION 3.15  Mergers.

          (a) The Trust may not consolidate, amalgamate, merge with or into, or be replaced by, or convey, transfer or lease its properties and assets substantially as an entirety to any corporation or other entity or person, except as described in Section 3.15(b) and (c).

          (b) The Trust may, without the consent of the Holders of the Preferred Securities, the Delaware Trustee or the Property Trustee, consolidate, amalgamate, merge with or into, or be replaced by a trust organized as such under the laws of any State or the District of Columbia;
provided, that:

               (i)  if the Trust is not the surviving
     entity, the successor entity (the "Successor
     Entity") either:

                    (A)  expressly assumes all of the
               obligations of the Trust under the
               Securities; or

                    (B)  substitutes for the Preferred
               Securities other securities having
               substantially the same terms as the Pre-ferred Securities (the "Successor
               Securities") as long as the Successor
               Securities rank, with respect to
               participation in the profits and
               distributions or in the assets of the
               Successor Entity, at least as high as the Preferred Securities rank with respect to participation in the profits and dividends or in the assets of the Trust;

              (ii)  the Debenture Issuer expressly ac-
     knowledges a trustee of such Successor Entity that possesses the same powers and duties as the Property
     Trustee as the Holder of the Debentures;

             (iii)  the Preferred Securities or any Suc-
     cessor Securities are listed, or any Successor
     Securities will be listed upon notification of issu-ance, on any national securities exchange or with any other organization on which the Preferred
     Securities are then listed or quoted;

              (iv)  such merger, consolidation, amalgam-
     ation or replacement does not cause the Preferred
     Securities (including any Successor Securities) to be downgraded by any nationally recognized statis-tical rating organization;

               (v)  such merger, consolidation, amalgam-
     ation or replacement does not adversely affect the rights, preferences and privileges of the Holders of the Preferred Securities (including any Successor
     Securities) in any material respect (other than with respect to any dilution of such Holders' interest in the Successor Entity);

              (vi)  such Successor Entity has a purpose
     substantially identical to that of the Trust;

             (vii)  prior to such merger, consolidation,
     amalgamation or replacement, the Sponsor has received an opinion of a nationally recognized independent counsel (reasonably acceptable to the Trustees) to the Trust experienced in such matters to the effect that:

                    (A)  the Successor Entity will be
          treated as a grantor trust for United States federal income tax purposes;

                    (B)  following such merger, con-
          solidation, amalgamation or replacement, neither the Sponsor nor the Successor Entity will be required to register as an Investment
          Company; and

                    (C)  such merger, consolidation,
          amalgamation or replacement will not adversely affect the limited liability of the Holders of the Securities (including any Successor Securi-ties); and

            (viii)  the Sponsor provides a guarantee to
     the Holders of the Successor Securities with respect to the Successor Entity having substantially the same terms as the Preferred Securities Guarantee.

          (c) Notwithstanding Section 3.15(b), the Trust shall not, except with the consent of Holders of 100% in liquidation amount of the Common Securities, consolidate, amalgamate, merge with or into, or be replaced by any other entity or permit any other entity to consolidate, amalgamate, merge with or into, or replace it, if such consolidation, amalgamation, merger or replacement would cause the Trust or Successor Entity to be classified as other than a grantor trust for United States federal income tax purposes.


                       ARTICLE IV
                         SPONSOR

SECTION 4.1  Sponsor's Purchase of Common Securities.

          On each Closing Date the Sponsor will purchase all the Common Securities issued by the Trust, in an aggregate liquidation amount equal to approximately 3% of the total capital of the Trust, at the same time as the Preferred Securities are sold.

SECTION 4.2  Responsibilities of the Sponsor.

          In connection with the issue and sale of the Preferred Securities, the Sponsor shall have the exclu-sive right and responsibility to engage in the following activities:

          (a)  to prepare the Offering Memorandum in
preliminary and final form and to prepare for filing by the Trust with the Commission a shelf registration state-ment, including any amendments thereto and such other forms or filings as may be required by the Securities
Act, the Exchange Act and the Trust Indenture Act;

          (b) to determine the States and foreign juris-dictions in which to take appropriate action to qualify or register for sale all or part of the Preferred
Securities and to do any and all such acts, other than actions which must be taken by the Trust, and advise the Trust of actions it must take, and prepare for execution and filing any documents to be executed and filed by the Trust, as the Sponsor deems necessary or advisable in order to comply with the applicable laws of any such States and foreign jurisdictions;

          (c)  to prepare or cause to be prepared for
filing by the Trust an application to PORTAL and to the New York Stock Exchange or any other national stock exchange or the Nasdaq National Market for listing or quotation of the Preferred Securities;

          (d)  to prepare letters or documents to, or
instruments for filing with, DTC relating to the Preferred Securities;

          (e)  to prepare for filing by the Trust with
the Commission a registration statement on Form 8-A relating to the registration of the Preferred Securities under the Exchange Act, including any amendments thereto;
and

          (f)  to negotiate the terms of the Purchase
Agreement, the Registration Rights Agreement and other related agreements providing for the sale of the Pre-ferred Securities.


                        ARTICLE V
                        TRUSTEES

SECTION 5.1  Number of Trustees.

          The number of Trustees shall initially be three
(3), and:

          (a) at any time before the issuance of any Se-curities, the Sponsor may, by written instrument, increase or decrease the number of Trustees; and

          (b)  after the issuance of any Securities:

          the number of Trustees may be increased or de-creased by vote of the Holders of a Majority in liquida-tion amount of the Common Securities voting as a class at a meeting of the Holders of the Common Securities, provided, that if the Property Trustee does not also act as Delaware Trustee, the number of Trustees shall be at least five (5).

SECTION 5.2  Delaware Trustee.

          If required by the Business Trust Act, one
Trustee (the "Delaware Trustee") shall be an entity which has its principal place of business in the State of Delaware, and otherwise meets the requirements of applicable law, provided, that if the Property Trustee has its principal place of business in the State of Delaware and otherwise meets the requirements of applicable law, then the Property Trustee shall also be the Delaware Trustee and Section 3.11 shall have no application.

SECTION 5.3  Property Trustee; Eligibility.

          (a)  There shall at all times be one Trustee
which shall act as Property Trustee which shall:

               (i)  not be an Affiliate of the Sponsor;
     and

              (ii)  be a corporation organized and doing
     business under the laws of the United States of America or any State or Territory thereof or of the District of Columbia, or a corporation or Person permitted by the Commission to act as an institutional trustee under the Trust Indenture Act, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least 50 million U.S. dollars ($50,000,000), and subject to supervision or examination by Federal, State, Territorial or District of Columbia authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the supervising or examining authority referred to above, then for the purposes of this Section 5.3(a)(ii), the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.

          (b) If at any time the Property Trustee shall cease to be eligible to so act under Section 5.3(a), the Property Trustee shall immediately resign in the manner and with the effect set forth in Section 5.6(c).

          (c)  If the Property Trustee has or shall
acquire any "conflicting interest" within the meaning of
Section 310(b) of the Trust Indenture Act, the Property
Trustee and the Holder of the Common Securities (as if it were the obligor referred to in Section 310(b) of the Trust Indenture Act) shall in all respects comply with the provisions of Section 310(b) of the Trust Indenture
Act.

          (d) The Preferred Securities Guarantee shall be deemed to be specifically described in this Declaration for purposes of clause (i) of the first provision contained in Section 310(b) of the Trust
Indenture Act.

SECTION 5.4    Qualifications of Regular Trustees and
               Delaware Trustee Generally.

          Each Regular Trustee and the Delaware Trustee
(unless the Property Trustee also acts as Delaware Trust-ee) shall be either a natural person who is at least 21 years of age or a legal entity that shall act through one or more Authorized Officers.

SECTION 5.5  Initial Trustees.

     The initial Regular Trustees shall be:

     Lawrence W. Kellner
     c/o Continental Airlines, Inc.
     2929 Allen Parkway
     Suite 2010
     Houston, Texas  77019

     and

     Jeffery A. Smisek
     c/o Continental Airlines, Inc.
     2929 Allen Parkway
     Suite 2010
     Houston, Texas  77019

     The initial Delaware Trustee shall be:

     Wilmington Trust Company
     Rodney Square North
     1100 North Market Street
     Wilmington, Delaware 19890

     The initial Property Trustee shall be:

     Wilmington Trust Company
     Rodney Square North
     1100 North Market Street
     Wilmington, Delaware 19890


SECTION 5.6    Appointment, Removal and Resignation of
               Trustees.

          (a) Subject to Section 5.6(b), Trustees may be appointed or removed without cause at any time:

               (i)  until the issuance of any Securities,
     by written instrument executed by the Sponsor; and

              (ii)  after the issuance of any Securities,
     by vote of the Holders of a Majority in liquidation amount of the Common Securities voting as a class at a meeting of the Holders of the Common Securities.

          (b) The Trustee that acts as Property Trustee shall not be removed in accordance with Section 5.6(a) until a Successor Property Trustee has been appointed and has accepted such appointment by written instrument exe-cuted by such Successor Property Trustee and delivered to the Regular Trustees and the Sponsor; and

          (c) The Trustee that acts as Delaware Trustee shall not be removed in accordance with this Section
5.6(a) until a successor Trustee possessing the qualifications to act as Delaware Trustee under Sections
5.2 and 5.4 (a "Successor Delaware Trustee") has been ap-pointed and has accepted such appointment by written instrument executed by such Successor Delaware Trustee and delivered to the Regular Trustees and the Sponsor.

          (d) A Trustee appointed to office shall hold office until his successor shall have been appointed or until his death, removal or resignation. Any Trustee may resign from office (without need for prior or subsequent accounting) by an instrument in writing signed by the Trustee and delivered to the Sponsor and the Trust, which resignation shall take effect upon such delivery or upon such later date as is specified therein; provided, how-ever, that:

               (i)  No such resignation of the Trustee
     that acts as the Property Trustee shall be effective:

                    (A) until a Successor Property Trustee
               has been appointed and has accepted such appointment by instrument executed by such Successor Property Trustee and delivered to the Trust, the Sponsor and the resigning Property Trustee; or

                    (B) until the assets of the Trust have
               been completely liquidated and the pro-
               ceeds thereof distributed to the holders of the Securities;

              (ii)  no such resignation of the Trustee
     that acts as the Delaware Trustee shall be effective until a Successor Delaware Trustee has been ap-pointed and has accepted such appointment by instrument executed by such Successor Delaware
     Trustee and delivered to the Trust, the Sponsor and the resigning Delaware Trustee.

          (e)  The Holder(s) of the Common Securities
shall use its or their best efforts to promptly appoint a Successor Property Trustee or Successor Delaware Trustee, as the case may be, if the Property Trustee or the Delaware Trustee delivers an instrument of resignation in accordance with this Section 5.6.

          (f)  If no Successor Property Trustee or
Successor Delaware Trustee shall have been appointed and accepted such appointment as provided in this Section 5.6 within 60 days after delivery to the Sponsor and the Trust of an instrument of resignation, the resigning
Property Trustee or Delaware Trustee, as applicable, may petition any court of competent jurisdiction for appointment of a Successor Property Trustee or Successor
Delaware Trustee. Such court may thereupon, after prescribing such notice, if any, as it may deem proper, appoint a Successor Property Trustee or Successor
Delaware Trustee, as the case may be.

          (g)  No Property Trustee or Delaware Trustee
shall be liable for the acts or omissions to act of any Successor Property Trustee or Successor Delaware Trustee.

SECTION 5.7  Vacancies Among Trustees.

          If a Trustee ceases to hold office for any reason and the number of Trustees is not reduced pursuant to Section 5.1, or if the number of Trustees is increased pursuant to Section 5.1, a vacancy shall occur. A reso-lution certifying the existence of such vacancy by a ma-jority of the Regular Trustees shall be conclusive evi-dence of the existence of such vacancy. The vacancy shall be filled with a Trustee appointed in accordance with Section 5.6.

SECTION 5.8  Effect of Vacancies.

          The death, resignation, retirement, removal, bankruptcy, dissolution, liquidation, incompetence or incapacity to perform the duties of a Trustee shall not operate to annul the Trust. Whenever a vacancy in the number of Regular Trustees shall occur, until such vacancy is filled by the appointment of a Regular Trustee in accordance with Section 5.6, the Regular Trustees in office, regardless of their number, shall have all the powers granted to the Regular Trustees and shall dis-charge all the duties imposed upon the Regular Trustees by this Declaration.

SECTION 5.9  Meetings.

          Meetings of the Regular Trustees shall be held from time to time upon the call of any Regular Trustee.
Regular meetings of the Regular Trustees may be held at a time and place fixed by resolution of the Regular Trust-ees. Notice of any in-person meetings of the Regular
Trustees shall be hand delivered or otherwise delivered in writing (including by facsimile, with a hard copy by overnight courier) not less than 48 hours before such meeting. Notice of any telephonic meetings of the Regul-ar Trustees or any committee thereof shall be hand deliv-ered or otherwise delivered in writing (including by facsimile, with a hard copy by overnight courier) not less than 24 hours before a meeting. Notices shall con-tain a brief statement of the time, place and anticipated purposes of the meeting. The presence (whether in person or by telephone) of a Regular Trustee at a meeting shall constitute a waiver of notice of such meeting except where a Regular Trustee attends a meeting for the express purpose of objecting to the transaction of any activity on the ground that the meeting has not been lawfully called or convened. Unless provided otherwise in this Declaration, any action of the Regular Trustees may be taken at a meeting by vote of a majority of the Regular
Trustees present (whether in person or by telephone) and eligible to vote with respect to such matter, provided that a Quorum is present, or without a meeting by the unanimous written consent of the Regular Trustees.

SECTION 5.10  Delegation of Power.

          (a)  Any Regular Trustee may, by power of
attorney consistent with applicable law, delegate to any other natural person over the age of 21 his or her power for the purpose of executing any documents contemplated in Section 3.6, including any registration statement or amendments thereto filed with the Commission, or making any other governmental filing; and

          (b) the Regular Trustees shall have power to delegate from time to time to such of their number or to officers of the Trust the doing of such things and the execution of such instruments either in the name of the Trust or the names of the Regular Trustees or otherwise as the Regular Trustees may deem expedient, to the extent such delegation is not prohibited by applicable law or contrary to the provisions of the Trust, as set forth herein.


                       ARTICLE VI
                      DISTRIBUTIONS

SECTION 6.1  Distributions.

          Holders shall receive Distributions (as defined herein) in accordance with the applicable terms of the relevant Holder's Securities. Distributions shall be made on the Preferred Securities and the Common Securi-ties in accordance with the preferences set forth in their respective terms. If and to the extent that the Debenture Issuer makes a payment of interest (including
Compounded Interest, Liquidated Damages and Additional
Interest (each as defined in the Indenture)), principal or premium, if any, on the Debentures held by the Property Trustee (the amount of any such payment being a "Payment Amount"), the Property Trustee shall and is directed, to the extent funds are available for that pur-pose, to make a distribution (a "Distribution") of the Payment Amount to Holders.


                       ARTICLE VII
                 ISSUANCE OF SECURITIES

SECTION 7.1  General Provisions Regarding Securities.

          (a)  The Regular Trustees shall on behalf of
the Trust issue one class of convertible preferred securities, representing undivided beneficial interests in the assets of the Trust (the "Preferred Securities"), having such terms (the "Terms") as are set forth in Annex I hereto and one class of convertible common securities, representing undivided beneficial interests in the assets of the Trust (the "Common Securities"), having such terms as are set forth in Annex I hereto.
The Trust shall have no securities or other interests in the assets of the Trust other than the Preferred Securi-ties and the Common Securities. The Trust shall issue no Securities in bearer form.

          (b)  The consideration received by the Trust
for the issuance of the Securities shall constitute a contribution to the capital of the Trust and shall not constitute a loan to the Trust.

          (c) Upon issuance of the Securities as provid-ed in this Declaration, the Securities so issued shall be deemed to be validly issued, fully paid and non-assessable, subject to Section 10.1 with respect to the Common Securities.

          (d) Every Person, by virtue of having become a Holder or a Preferred Security Beneficial Owner in accordance with the terms of this Declaration, shall be deemed to have expressly assented and agreed to the terms of, and shall be bound by, this Declaration.

          (e)  The Securities shall have no preemptive
rights.

SECTION 7.2  Execution and Authentication.

          (a) The Securities shall be signed on behalf of the Trust by one Regular Trustee. In case any Regular
Trustee of the Trust who shall have signed any of the Securities shall cease to be such Regular Trustee before the Securities so signed shall be delivered by the Trust, such Securities nevertheless may be delivered as though the person who signed such Securities had not ceased to be such Regular Trustee; and any Securities may be signed on behalf of the Trust by such persons who, at the actual date of execution of such Securities, shall be the Regular Trustees of the Trust, although at the date of the execution and delivery of the Declaration any such person was not such a Regular Trustee.

          (b)  One Regular Trustee shall sign the Pre-
ferred Securities for the Trust by manual or facsimile signature. Unless otherwise determined by the Trust, such signature shall, in the case of Common Securities, be a manual signature.

          A Preferred Security shall not be valid until authenticated by the manual signature of an authorized officer of the Property Trustee. Such signature shall be conclusive evidence that the Preferred Security has been authenticated under this Declaration.

          Upon a written order of the Trust signed by one
Regular Trustee, the Property Trustee shall authenticate the Preferred Securities for original issue as set forth in paragraph 5 of the Securities. The aggregate number of Preferred Securities outstanding at any time shall not exceed the number set forth in the Terms in Annex I hereto except as provided in Section 7.7.

          The Property Trustee may appoint an
authenticating agent acceptable to the Trust to authenticate Preferred Securities. An authenticating agent may authenticate Preferred Securities whenever the Property Trustee may do so. Each reference in this Declaration to authentication by the Property Trustee includes authentication by such agent. Any au-thenticating agent has the same rights as the Property
Trustee to deal with the Sponsor or an Affiliate of the Sponsor.

SECTION 7.3  Form and Dating.

          The Preferred Securities and the Property
Trustee's certificate of authentication shall be substantially in the forms of Exhibits A-1 and A-2 and the Common Securities shall be substantially in the form of Exhibit A-3, each of which is hereby incorporated in and expressly made a part of this Declaration. Certifi-cates may be printed, lithographed or engraved or may be produced in any other manner as is reasonably acceptable to the Regular Trustees, as conclusively evidenced by their execution thereof. The Securities may have letters, numbers, notations or other marks of identification or designation and such legends or en-dorsements required by law, stock exchange rule, agree-ments to which the Trust is subject, if any, or usage
(provided that any such notation, legend or endorsement is in a form acceptable to the Trust). The Trust at the direction of the Sponsor shall furnish any such legend not contained in Exhibit A-1 or Exhibit A-2 to the Property Trustee in writing. Each Preferred Security shall be dated the date of its authentication. The terms and provisions of the Securities set forth in Annex I and the forms of Securities set forth in Exhibits A-1, A-2 and A-3 are part of the terms of this Declaration and to the extent applicable, the Property Trustee and the Sponsor, by their execution and delivery of this Declaration, expressly agree to such terms and provisions and to be bound thereby.

          (a) Global Securities. The Preferred Securi-ties are being offered and sold by the Trust pursuant to a Purchase Agreement relating to the Preferred Securi-ties, dated November 28, 1995, among the Trust, the Sponsor and the Initial Purchasers named therein (the
"Purchase Agreement").

          Securities offered and sold to Qualified Insti-tutional Buyers ("QIBs") in reliance on Rule 144A under the Securities Act ("Rule 144A") as provided in the Purchase Agreement, shall be issued in the form of one or more, permanent global Securities in definitive, fully registered form without distribution coupons with the appropriate global legends and Restricted Securities
Legend set forth in Exhibit A-1 hereto (each, a "Rule
144A Global Preferred Security"), which shall be deposit-ed on behalf of the purchasers of the Preferred
Securities represented thereby with the Property Trustee, at its Wilmington, Delaware office, as custodian for the Depositary, and registered in the name of the Depositary or a nominee of the Depositary, duly executed by the Trust and authenticated by the Property Trustee as here-inafter provided. The number of Preferred Securities represented by the Rule 144A Global Preferred Security may from time to time be increased or decreased by ad-justments made on the records of the Property Trustee and the Depositary or its nominee as hereinafter provided.

          (b)  Book-Entry Provisions.  This Section
7.3(b) shall apply only to the Rule 144A Global Preferred
Securities and such other Preferred Securities in global form as may be authorized by the Trust to be deposited with or on behalf of the Depositary.

          The Trust shall execute and the Property
Trustee shall, in accordance with this Section 7.3, authenticate and deliver initially one or more Rule 144A
Global Preferred Securities that (a) shall be registered in the name of Cede & Co. or other nominee of such Depositary and (b) shall be delivered by the Property
Trustee to such Depositary or pursuant to such Depositary's instructions or held by the Property Trustee as custodian for the Depositary.

          Members of, or participants in, the Depositary
("Participants") shall have no rights under this Decla-ration with respect to any Rule 144A Global Preferred
Security held on their behalf by the Depositary or by the Property Trustee as the custodian of the Depositary or under such Rule 144A Global Preferred Security, and the
Depositary may be treated by the Trust, the Property
Trustee and any agent of the Trust or the Property
Trustee as the absolute owner of such Rule 144A Global
Preferred Security for all purposes whatsoever.
Notwithstanding the foregoing, nothing herein shall prevent the Trust, the Property Trustee or any agent of the Trust or the Property Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depositary or impair, as between the Depositary and its Participants, the operation of cus-tomary practices of such Depositary governing the exer-cise of the rights of a holder of a beneficial interest in any Rule 144A Global Preferred Security.

          (c) Certificated Securities. Except as pro-vided in Section 7.10, owners of beneficial interests in the Rule 144A Global Preferred Security will not be entitled to receive physical delivery of certificated
Preferred Securities. Preferred Securities offered and sold in reliance on Regulation S under the Securities Act
("Regulation S"), as provided in the Purchase Agreement, shall be issued initially in the form of individual certificates in definitive, fully registered form without distribution coupons and shall bear the Restricted
Securities Legend set forth in Exhibit A-1 hereto (the
"Regulation S Definitive Preferred Securities").
Purchasers of Securities who are institutional
"accredited investors" (as defined in Rule 501(a)(1),
(2), (3) or (7) under the Securities Act) and did not purchase Preferred Securities in reliance on Regulation S under the Securities Act will receive Preferred Securi-ties in the form of individual certificates in defini-tive, fully registered form without distribution coupons and with the Restricted Securities Legend set forth in Exhibit A-1 hereto ("Restricted Definitive Preferred
Securities"); provided, however, that upon transfer of such Restricted Definitive Preferred Securities to a QIB, such Restricted Definitive Preferred Securities will, unless the Rule 144A Global Preferred Security has previously been exchanged, be exchanged for an interest in a Rule 144A Global Security pursuant to the provisions set forth in Section 9.2. Restricted Definitive
Preferred Securities will bear the Restricted Securities
Legend set forth in Exhibit A-1 hereto unless removed in accordance with this Section 7.3 or Section 9.2.

SECTION 7.4  Registrar, Paying Agent and Conversion
             Agent.

          The Trust shall maintain in Wilmington,
Delaware, (i) an office or agency where Securities may be presented for registration of transfer or exchange
("Registrar"), (ii) an office or agency where Securities may be presented for payment ("Paying Agent") and
(iii) an office or agency where Securities may be presented for conversion ("Conversion Agent"). The
Registrar shall keep a register of the Securities and of their transfer and exchange. The Trust may appoint the Registrar, the Paying Agent and the Conversion Agent and may appoint one or more co-registrars, one or more additional paying agents and one or more additional conversion agents in such other locations as it shall determine. The term "Paying Agent" includes any additional paying agent and the term "Conversion Agent" includes any additional conversion agent. The Trust may change any Paying Agent, Registrar, co-registrar or Conversion Agent without prior notice to any Holder. The
Trust shall notify the Property Trustee of the name and address of any Agent not a party to this Declaration. If the Trust fails to appoint or maintain another entity as Registrar, Paying Agent or Conversion Agent, the Property
Trustee shall act as such for the Preferred Securities.
The Trust or any of its Affiliates may act as Paying
Agent, Registrar, or Conversion Agent. The Trust shall act as Paying Agent, Registrar, co-registrar, and Conversion Agent for the Common Securities.

          The Trust initially appoints the Property
Trustee as Registrar, Paying Agent, and Conversion Agent for the Preferred Securities.

SECTION 7.5  Paying Agent to Hold Money in Trust.

          The Trust shall require each Paying Agent other than the Property Trustee to agree in writing that the Paying Agent will hold in trust for the benefit of Holders or the Property Trustee all money held by the Paying Agent for the payment of principal or distribution on the Securities, and will notify the Property Trustee if there are insufficient funds. While any such insufficiency continues, the Property Trustee may require a Paying Agent to pay all money held by it to the Property Trustee. The Trust at any time may require a Paying Agent to pay all money held by it to the Property
Trustee and to account for any money disbursed by it.
Upon payment over to the Property Trustee, the Paying
Agent (if other than the Trust or an Affiliate of the Trust) shall have no further liability for the money. If the Trust or the Sponsor or an Affiliate of the Trust or the Sponsor acts as Paying Agent, it shall segregate and hold in a separate trust fund for the benefit of the Holders all money held by it as Paying Agent.

SECTION 7.6  [reserved]

SECTION 7.7  Replacement Securities.

          If the holder of a Security claims that the Security has been lost, destroyed or wrongfully taken or if such Security is mutilated and is surrendered to the Trust or in the case of the Preferred Securities to the Property Trustee, the Trust shall issue and the Property
Trustee shall authenticate a replacement Security if the Property Trustee's and the Trust's requirements, as the case may be, are met. If required by the Property
Trustee or the Trust, an indemnity bond must be posted in an amount sufficient in the judgment of both to protect the Trustees, the Property Trustee, the Sponsor or any authenticating agent from any loss which any of them may suffer if a Security is replaced. The Company may charge for its expenses in replacing a Security.

          In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, or is about to be purchased by the Sponsor pursuant to Article III hereof, the Sponsor in its dis-cretion may, instead of issuing a new Security, pay or purchase such Security, as the case may be.

          Every replacement Security is an additional obligation of the Trust.

SECTION 7.8  Outstanding Preferred Securities.

          The Preferred Securities outstanding at any time are all the Preferred Securities authenticated by the Property Trustee except for those canceled by it, those delivered to it for cancellation, and those described in this Section as not outstanding.

          If a Preferred Security is replaced, paid or purchased pursuant to Section 7.7 hereof, it ceases to be outstanding unless the Property Trustee receives proof satisfactory to it that the replaced, paid or purchased
Preferred Security is held by a bona fide purchaser.

          If Preferred Securities are considered paid in accordance with the terms of this Declaration, they cease to be outstanding and interest on them ceases to accrue.

          A Preferred Security does not cease to be outstanding because one of the Trust, the Sponsor or an Affiliate of the Sponsor holds the Security.

SECTION 7.9  Preferred Securities in Treasury.

          In determining whether the Holders of the required amount of Securities have concurred in any direction, waiver or consent, Preferred Securities owned by the Trust, the Sponsor or an Affiliate of the Sponsor, as the case may be, shall be disregarded and deemed not to be outstanding, except that for the purposes of determining whether the Property Trustee shall be protected in relying on any such direction, waiver or consent, only Securities which the Property Trustee knows are so owned shall be so disregarded.

SECTION 7.10  Temporary Securities.

          (a) Until definitive Securities are ready for delivery, the Trust may prepare and, in the case of the Preferred Securities, the Property Trustee shall authenticate temporary Securities. Temporary Securities shall be substantially in the form of definitive
Securities but may have variations that the Trust considers appropriate for temporary Securities. Without unreasonable delay, the Trust shall prepare and, in the case of the Preferred Securities, the Property Trustee shall authenticate definitive Securities in exchange for temporary Securities.

          (b) A Global Preferred Security deposited with the Depositary or with the Property Trustee as custodian for the Depositary pursuant to Section 7.3 shall be transferred to the beneficial owners thereof in the form of certificated Preferred Securities only if such transfer complies with Section 9.2 and (i) the Depositary notifies the Company that it is unwilling or unable to continue as Depositary for such Global Preferred Security or if at any time such Depositary ceases to be a "clearing agency" registered under the Exchange Act and a successor depositary is not appointed by the Sponsor within 90 days of such notice, or (ii) an Event of Default has occurred and is continuing.

          (c)  Any Global Preferred Security that is
transferable to the beneficial owners thereof in the form of certificated Preferred Securities pursuant to this
Section 7.10 shall be surrendered by the Depositary to the Property Trustee located in Wilmington, Delaware, to be so transferred, in whole or from time to time in part, without charge, and the Property Trustee shall authenticate and deliver, upon such transfer of each portion of such Global Preferred Security, an equal aggregate liquidation amount of Securities of authorized denominations in the form of certificated Securities.
Any portion of a Global Preferred Security transferred pursuant to this Section shall be registered in such names as the Depositary shall direct. Any Preferred
Security in the form of certificated Preferred Securities delivered in exchange for an interest in the Restricted
Global Preferred Security shall, except as otherwise provided by Sections 7.3 and 9.1, bear the Restricted
Securities Legend set forth in Exhibit A-1 hereto.

          (d)  Subject to the provisions of Section
7.10(c), the registered holder of a Global Preferred
Security may grant proxies and otherwise authorize any person, including Participants and persons that may hold interests through Participants, to take any action which a holder is entitled to take under this Declaration or the Securities.

          (e) In the event of the occurrence of either of the events specified in Section 7.10(b), the Trust will promptly make available to the Property Trustee a reasonable supply of certificated Preferred Securities in definitive, fully registered form without distribution coupons.

SECTION 7.11  Cancellation.

          The Trust at any time may deliver Securities to the Property Trustee for cancellation. The Registrar,
Paying Agent and Conversion Agent shall forward to the Property Trustee any Securities surrendered to them for registration of transfer, redemption, conversion, exchange or payment. The Property Trustee shall promptly cancel all Securities surrendered for registration of transfer, redemption, conversion, exchange, payment, replacement or cancellation and shall dispose of canceled
Securities as the Trust directs. The Trust may not issue new Securities to replace Securities that it has paid or that have been delivered to the Property Trustee for cancellation or that any holder has converted.


                      ARTICLE VIII
                  TERMINATION OF TRUST

SECTION 8.1  Termination of Trust.

          (a)  The Trust shall terminate upon the
earliest to occur of the following:

               (i)  the bankruptcy of the Holder of the
     Common Securities or the Sponsor;

              (ii)  the filing of a certificate of
     dissolution or its equivalent with respect to the Holder of the Common Securities or the Sponsor; the filing of a certificate of cancellation with respect to the Trust or the revocation of the charter of the Holder of the Common Securities or the Sponsor and the expiration of 90 days after the date of revocation without a reinstatement thereof;

             (iii)  the entry of a decree of judicial
     dissolution of the Holder of the Common Securities, the Sponsor or the Trust;

              (iv)  all of the Securities shall have been
     called for redemption and the amounts necessary for redemption thereof shall have been paid to the Holders in accordance with the terms of the Securi-ties;

               (v)  the occurrence and continuation of a
     Tax Event or Investment Company Event pursuant to which the Trust shall have been dissolved in accor-dance with the terms of the Securities and all of the Debentures shall have been distributed to the Holders of Securities in exchange for all of the Securities; or

              (vi)  the expiration of the term of the
     Trust on December 1, 2030.

          (b)  As soon as is practicable after the
occurrence of an event referred to in Section 8.1(a), the Trustees shall file a certificate of cancellation with the Secretary of State of the State of Delaware.

          (c) The provisions of Article X shall survive the termination of the Trust.


                       ARTICLE IX
                  TRANSFER AND EXCHANGE

SECTION 9.1  General.

          (a) Where Preferred Securities are presented to the Registrar or a co-registrar with a request to register a transfer or to exchange them for an equal number of Preferred Securities represented by different certificates, the Registrar shall register the transfer or make the exchange if its requirements for such transactions are met. To permit registrations of transfers and exchanges, the Trust shall issue and the Property Trustee shall authenticate Preferred Securities at the Registrar's request.

          (b)  Securities may only be transferred, in
whole or in part, in accordance with the terms and conditions set forth in this Declaration and in the terms of the Securities. Any transfer or purported transfer of any Security not made in accordance with this Declaration shall be null and void.

          Subject to this Article IX, the Sponsor and any Related Party may only transfer Common Securities to the Sponsor or a Related Party of the Sponsor; provided, that any such transfer is subject to the condition precedent that the transferor obtain the written opinion of nationally recognized independent counsel experienced in such matters that such transfer would not cause more than an insubstantial risk that:

               (i)  the Trust would not be classified for
     United States federal income tax purposes as a grantor trust; and

              (ii)  the Trust would be an Investment
     Company or the transferee would become an Investment
     Company.

          (c) The Regular Trustees shall provide for the registration of Securities and of transfers of Securities, which will be effected without charge but only upon payment (with such indemnity as the Regular
Trustees may require) in respect of any tax or other governmental charges that may be imposed in relation to it. Upon surrender for registration of transfer of any Securities, the Regular Trustees shall cause one or more new Securities to be issued in the name of the designated transferee or transferees. Every Security surrendered for registration of transfer shall be accompanied by a written instrument of transfer in form satisfactory to the Regular Trustees duly executed by the Holder or such Holder's attorney duly authorized in writing. Each
Security surrendered for registration of transfer shall be canceled by the Regular Trustees. A transferee of a Security shall be entitled to the rights and subject to the obligations of a Holder hereunder upon the receipt by such transferee of a Security. By acceptance of a Security, each transferee shall be deemed to have agreed to be bound by this Declaration.

          (d)  The Trust shall not be required (i) to
issue, register the transfer of, or exchange, Preferred
Securities during a period beginning at the opening of business 15 days before the day of any selection of Preferred Securities for redemption set forth in the terms and ending at the close of business on the day of selection, or (ii) to register the transfer or exchange of any Preferred Security so selected for redemption in whole or in part, except the unredeemed portion of any Preferred Security being redeemed in part.

SECTION 9.2  Transfer Procedures and Restrictions.

          (a)  General.  Except in connection with a
Shelf Registration Statement contemplated by and in accordance with the terms of the Registration Rights
Agreement, if Preferred Securities are issued upon the transfer, exchange or replacement of Preferred Securities bearing the Restricted Securities Legend set forth in Exhibit A-1 hereto, or if a request is made to remove such Restricted Securities Legend on Preferred
Securities, the Preferred Securities so issued shall bear the Restricted Securities Legend, or the Restricted
Securities Legend shall not be removed, as the case may be, unless there is delivered to the Trust such satisfactory evidence, which may include an opinion of counsel licensed to practice law in the State of New
York, as may be reasonably required by the Trust, that neither the legend nor the restrictions on transfer set forth therein are required to ensure that transfers thereof comply with the provisions of Rule 144A, Rule 144 or Regulation S under the Securities Act or, with respect to Restricted Securities, that such Securities are not "restricted" within the meaning of Rule 144 under the Securities Act. Upon provision of such satisfactory evidence, the Property Trustee, at the written direction of the Trust, shall authenticate and deliver Preferred
Securities that do not bear the legend.

          (b)  Transfers After Effectiveness of Shelf
Registration Statement. After the effectiveness of a Shelf Registration Statement for any Preferred Securi-ties, all requirements pertaining to legends on such Preferred Security will cease to apply, and beneficial interests in a Preferred Security in global form without legends will be available to transferees of such Preferred Securities upon exchange of the transferring holder's Restricted Definitive Preferred Security or directions to transfer such Holder's beneficial interest in the Rule 144A Global Preferred Security, as the case may be. After the effectiveness of the Shelf
Registration Statement, the Trust shall issue and the Property Trustee shall authenticate a Preferred Security in global form without the Restricted Securities Legend
(the "Exchanged Global Preferred Security") to deposit with the Depositary to evidence transfers of (i) beneficial interests from the Rule 144A Global Preferred
Security, (ii) Restricted Definitive Preferred
Securities, and (iii) Unrestricted Definitive Preferred
Securities.

          (c) Regulation S Definitive Preferred Security to Unrestricted Definitive Preferred Security;
Termination of Restricted Period. Following the termination of the one-year "restricted period" with respect to the issuance of the Preferred Securities, Regulation S Definitive Preferred Securities may be exchanged for an interest in a Preferred Security in definitive, fully registered form without distribution coupons, but without the Restricted Securities Legend (an
"Unrestricted Definitive Preferred Security"), that is free from any restriction on transfer (other than such as are solely attributable to any holder's status).
Unrestricted Definitive Preferred Securities will bear a
CUSIP number different from that of the Exchanged Global
Preferred Securities and transfers or exchanges from an Unrestricted Definitive Preferred Security or Regulation
S Definitive Preferred Security to an Exchanged Preferred
Security must be effected pursuant to Section 9.2(b).

          (d) Transfer and Exchange of Definitive Pre-ferred Securities. When Definitive Preferred Securities are presented to the Registrar or co-registrar

          (x)  to register the transfer of such
     Definitive Preferred Securities; or

          (y)  to exchange such Definitive Preferred
     Securities for an equal number of Definitive
     Preferred Securities of another number,

the Registrar or co-registrar shall register the transfer or make the exchange as requested if its reasonable requirements for such transaction are met; provided, however, that the Definitive Preferred Securities surrendered for transfer or exchange:

               (i)  shall be duly endorsed or accompanied
     by a written instrument of transfer in form reasonably satisfactory to the Trust and the Registrar or co-registrar, duly executed by the Holder thereof or his attorney duly authorized in writing; and

              (ii)  in the case of Definitive Preferred
     Securities that are Restricted Definitive Preferred
     Securities, are being transferred or exchanged pursuant to an effective registration statement under the Securities Act or pursuant to clause (A) or (B) below, and are accompanied by the following additional information and documents, as applicable:

                    (A)  if such Restricted Preferred
               Securities are being delivered to the Reg-istrar by a Holder for registration in the name of such Holder, without transfer, a certification from such Holder to that effect (in the form set forth on the reverse of the Preferred Security); or

                    (B)  if such Restricted Preferred
               Securities are being transferred pursuant to an exemption from registration in accordance with Rule 144 or Regulation S under the Securities Act: (i) a certifi-cation to that effect (in the form set forth on the reverse of the Preferred
               Security) and (ii) if the Trust or
               Registrar so requests, evidence reasonably satisfactory to them as to the compliance with the restrictions set forth in the Restricted Securities Legend.

          With respect to Definitive Preferred Securities that are transferred to QIBs in accordance with Rule 144A under the Securities Act, the transferee QIBs must take delivery of their interests in the Preferred Securities in the form of a beneficial interest in the Rule 144A
Global Preferred Security in accordance with Section
9.2(e).

          (e)  Restrictions on Transfer of a Definitive
Preferred Security for a Beneficial Interest in a Global
Preferred Security. A Definitive Preferred Security may not be exchanged for a beneficial interest in a Global
Preferred Security except upon satisfaction of the re-quirements set forth below. Upon receipt by the Property
Trustee of a Definitive Preferred Security, duly endorsed or accompanied by appropriate instruments of transfer, in form satisfactory to the Property Trustee, together with:

               (i)  if such Definitive Preferred Security
     is a Restricted Preferred Security, certification, in the form set forth on the reverse of the Preferred Security, that such Definitive Preferred
     Security is being transferred to a QIB in accordance with Rule 144A under the Securities Act; and

              (ii)  whether or not such Definitive
     Preferred Security is a Restricted Preferred
     Security, written instructions directing the
     Property Trustee to make, or to direct the Depositary to make, an adjustment on its books and records with respect to such Global Preferred Secu-rity to reflect an increase in the number of the Preferred Securities represented by the Global
     Preferred Security,

then the Property Trustee shall cancel such Definitive
Preferred Security and cause, or direct the Depositary to cause, the aggregate number of Preferred Securities represented by the Global Preferred Security to be increased accordingly. If no Global Preferred Securities are then outstanding, the Trust shall issue and the Property Trustee shall authenticate, upon written order of any Regular Trustee, an appropriate number of Preferred Securities in global form.

          (f)  Transfer and Exchange of Global Preferred
Securities. The transfer and exchange of Global Pre-ferred Securities or beneficial interests therein shall be effected through the Depositary, in accordance with this Declaration (including applicable restrictions on transfer set forth herein, if any) and the procedures of the Depositary therefor.

          (g)  Transfer of a Beneficial Interest in a
Global Preferred Security for a Definitive Preferred
Security.

               (i)  Any person having a beneficial
     interest in a Global Preferred Security that is being transferred or exchanged pursuant to an effective registration statement under the
     Securities Act or pursuant to clause (A) or (B) below may upon request, and if accompanied by the information specified below, exchange such beneficial interest for a Definitive Preferred
     Security representing the same number of Preferred
     Securities. Upon receipt by the Property Trustee from the Depositary or its nominee on behalf of any Person having a beneficial interest in a Global
     Preferred Security of written instructions or such other form of instructions as is customary for the Depositary or the person designated by the Depositary as having such a beneficial interest in a Restricted Preferred Security and the following additional information and documents (all of which may be submitted by facsimile):

                    (A)  if such beneficial interest is
               being transferred to the person designated by the Depositary as being the owner of a beneficial interest in a Global Preferred
               Security, a certification from such Person to that effect (in the form set forth on the reverse of the Preferred Security); or

                    (B)  if such beneficial interest is
               being transferred pursuant to an exemption from registration in accordance with Rule
               144 or Regulation S under the Securities
               Act: (i) a certification to that effect from the transferee or transferor (in the form set forth on the reverse of the Preferred Security) and (ii) if the Property Trustee or Registrar so requests, evidence reasonably satisfactory to them as to the compliance with the restrictions set forth in the legend set forth in
               Section 9.2(j),

     then the Property Trustee or the Securities Custodi-an, at the direction of the Property Trustee, will cause, in accordance with the standing instructions and procedures existing between the Depositary and the Securities Custodian, the aggregate principal amount of the Global Preferred Security to be re-duced on its books and records and, following such reduction, the Trust will execute and the Property
     Trustee will authenticate and deliver to the trans-feree a Definitive Preferred Security.

              (ii)  Definitive Preferred Securities
     issued in exchange for a beneficial interest in a Global Preferred Security pursuant to this Section
     9.2(g) shall be registered in such names and in such authorized denominations as the Depositary, pursuant to instructions from its Participants or indirect participants or otherwise, shall instruct the Property Trustee. The Property Trustee shall deliv-er such Preferred Securities to the persons in whose names such Preferred Securities are so registered in accordance with the instructions of the Depositary.

               Beneficial interests in the Rule 144A
Global Security may not be exchanged for a Definitive
Preferred Security except a Regulation S Definitive
Preferred Security and except as provided in Section
9.2(i).

          (h)  Restrictions on Transfer and Exchange of
Global Preferred Securities. Notwithstanding any other provisions of this Declaration (other than the provisions set forth in subsection (i) of this Section 9.2), a Global Preferred Security may not be transferred as a whole except by the Depositary to a nominee of the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary.

          With respect to Definitive Preferred Securities that are transferred to QIBs in accordance with Rule 144A under the Securities Act, the transferee QIBs must take delivery of their interests in the Preferred Securities in the form of a beneficial interest in the Rule 144A
Global Preferred Security in accordance with Section
9.2(e).

          (i)  Authentication of Definitive Preferred
Securities.  If at any time:

               (i)  the Depositary notifies the Trust
     that the Depositary is unwilling or unable to con-tinue as Depositary for the Global Preferred Securi-ties and a successor Depositary for the Global
     Preferred Securities is not appointed by the Trust at the direction of the Sponsor within 90 days after delivery of such notice; or

              (ii)  the Trust, in its sole discretion,
     notifies the Property Trustee in writing that it elects to cause the issuance of Definitive Preferred
     Securities under this Declaration,

then the Trust will execute, and the Property Trustee, upon receipt of a written order of the Trust signed by One Regular Trustee requesting the authentication and delivery of Definitive Preferred Securities to the Per-sons designated by the Trust, will authenticate and deliver Definitive Preferred Securities, in an aggregate principal amount equal to the principal amount of Global
Preferred Securities, in exchange for such Global Pre-ferred Securities.

          (j)  Legend.

               (i)  Except as permitted by the following
     paragraph (ii), each Preferred Security certificate evidencing the Global Preferred Securities and the Definitive Preferred Securities (and all Preferred
     Securities issued in exchange therefor or substi-tution thereof) shall bear a legend (the "Restricted
     Securities Legend") in substantially the following form:

                    THIS SECURITY, ANY CONVERTIBLE
          SUBORDINATED DEBENTURE ISSUED IN EXCHANGE FOR
          THIS SECURITY AND ANY CLASS B COMMON STOCK
          ISSUED ON CONVERSION THEREOF HAVE NOT BEEN
          REGISTERED UNDER THE SECURITIES ACT OF 1933, AS
          AMENDED (THE "SECURITIES ACT"), OR ANY STATE
          SECURITIES LAWS.  NEITHER THIS SECURITY NOR ANY
          INTEREST OR PARTICIPATION HEREIN MAY BE
          REOFFERED, SOLD, ASSIGNED, TRANSFERRED,
          PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN
          THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH
          TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO,
          THE REGISTRATION REQUIREMENTS OF THE SECURITIES
          ACT.  THE HOLDER OF THIS SECURITY BY ITS
          ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR
          OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE
          DATE WHICH IS THREE YEARS AFTER THE LATER OF
          THE ORIGINAL ISSUE DATE HEREOF AND THE LAST
          DATE ON WHICH CONTINENTAL AIRLINES, INC. (THE
          "COMPANY") OR ANY AFFILIATE OF THE COMPANY WAS
          THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR
          OF THIS SECURITY) (THE "RESALE RESTRICTION
          TERMINATION DATE") ONLY (A) TO THE COMPANY, (B)
          PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT
          UNDER THE SECURITIES ACT, (C) FOR SO LONG AS
          THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT
          TO RULE 144A UNDER THE SECURITIES ACT ("RULE
          144A"), TO A PERSON IT REASONABLY BELIEVES IS A
          "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN
          RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR
          FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL
          BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER
          IS BEING MADE IN RELIANCE ON RULE 144A, (D)
          PURSUANT TO OFFERS AND SALES TO NON-U.S.
          PERSONS THAT OCCUR OUTSIDE THE UNITED STATES
          WITHIN THE MEANING OF REGULATION S UNDER THE
          SECURITIES ACT, (E) TO AN INSTITUTIONAL
          "ACCREDITED INVESTOR" WITHIN THE MEANING OF
          SUBPARAGRAPH (a)(1), (2), (3) OR (7) OF RULE
          501 UNDER THE SECURITIES ACT THAT IS ACQUIRING
          THE SECURITY FOR ITS OWN ACCOUNT, OR FOR THE
          ACCOUNT OF SUCH AN INSTITUTIONAL "ACCREDITED
          INVESTOR," FOR INVESTMENT PURPOSES AND NOT WITH
          A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION
          WITH, ANY DISTRIBUTION IN VIOLATION OF THE
          SECURITIES ACT, OR (F) PURSUANT TO ANOTHER
          AVAILABLE EXEMPTION FROM THE REGISTRATION
          REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO
          THE COMPANY'S AND THE TRANSFER AGENT'S RIGHT
          PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER (i)
          PURSUANT TO CLAUSES (D), (E) OR (F) TO REQUIRE
          THE DELIVERY OF AN OPINION OF COUNSEL,
          CERTIFICATION AND/OR OTHER INFORMATION
          SATISFACTORY TO EACH OF THEM, AND (ii) IN EACH
          OF THE FOREGOING CASES, TO REQUIRE THAT A
          CERTIFICATE OF TRANSFER IN THE FORM APPEARING
          ON THIS SECURITY IS COMPLETED AND DELIVERED BY
          THE TRANSFEROR TO THE TRANSFER AGENT.  THIS
          LEGEND WILL BE REMOVED UPON THE REQUEST OF A
          HOLDER AFTER THE RESALE RESTRICTION TERMINATION
          DATE.

              (ii)  Upon any sale or transfer of a
     Restricted Preferred Security (including any Re-stricted Preferred Security represented by a Global
     Preferred Security) pursuant to Rule 144 under the Securities Act or an effective registration state-ment under the Securities Act:

                    (A)  in the case of any Restricted
          Preferred Security that is a Definitive
          Preferred Security, the Registrar shall permit the Holder thereof to exchange such Restricted
          Preferred Security for a Definitive Preferred
          Security that does not bear the Restricted
          Securities Legend and rescind any restriction on the transfer of such Restricted Preferred
          Security; and

                    (B)  in the case of any Restricted
          Preferred Security that is represented by a Global Preferred Security, the Registrar shall permit the Holder thereof to exchange such Restricted Preferred Security (in connection with the sale of a Preferred Security pursuant to the Registration Rights Agreement) for another Global Preferred Security that does not bear the Restricted Securities Legend.

          (k)  Cancellation or Adjustment of Global
Preferred Security. At such time as all beneficial interests in a Global Preferred Security have either been exchanged for Definitive Preferred Securities to the extent permitted by the Declaration or redeemed, repur-chased or canceled in accordance with the terms of this Declaration, such Global Preferred Security shall be re-turned to the Depositary for cancellation or retained and canceled by the Property Trustee. At any time prior to such cancellation, if any beneficial interest in a Global
Preferred Security is exchanged for Definitive Preferred
Securities, Preferred Securities represented by such Global Preferred Security shall be reduced and an adjust-ment shall be made on the books and records of the Prop-erty Trustee (if it is then the Securities Custodian for such Global Preferred Security) with respect to such Global Preferred Security, by the Property Trustee or the
Securities Custodian, to reflect such reduction.

          (l)  Obligations with Respect to Transfers and
Exchanges of Preferred Securities.

               (i)  To permit registrations of transfers
     and exchanges, the Trust shall execute and the Property Trustee shall authenticate Definitive Pref-erred Securities and Global Preferred Securities at the Registrar's or co-Registrar's request.

              (ii)  Registrations of transfers or
     exchanges will be effected without charge, but only upon payment (with such indemnity as the Trust or the Sponsor may require) in respect of any tax or other governmental charge that may be imposed in relation to it.

             (iii)  The Registrar or co-registrar shall
     not be required to register the transfer of or exchange of (a) any Definitive Preferred Security selected for redemption in whole or in part pursuant to Article 3, except the unredeemed portion of any Definitive Preferred Security being redeemed in part, or (b) any Preferred Security for a period beginning 15 Business Days before the mailing of a notice of an offer to repurchase or redeem Preferred
     Securities or 15 Business Days before a quarterly distribution date.

              (iv)  Prior to the due presentation for
     registration of transfer of any Preferred Security, the Trust, the Property Trustee, the Paying Agent, the Registrar or any co-registrar may deem and treat the person in whose name a Preferred Security is registered as the absolute owner of such Preferred
     Security for the purpose of receiving Distributions on such Preferred Security and for all other pur-poses whatsoever, and none of the Trust, the Property Trustee, the Paying Agent, the Registrar or any co-registrar shall be affected by notice to the contrary.

               (v)  All Preferred Securities issued upon
     any transfer or exchange pursuant to the terms of this Declaration shall evidence the same security and shall be entitled to the same benefits under this Declaration as the Preferred Securities surrendered upon such transfer or exchange.

          (m)  No Obligation of the Property Trustee.

               (i)  The Property Trustee shall have no
     responsibility or obligation to any beneficial owner of a Global Preferred Security, a Participant in the Depositary or other Person with respect to the accuracy of the records of the Depositary or its nominee or of any Participant thereof, with respect to any ownership interest in the Preferred
     Securities or with respect to the delivery to any Participant, beneficial owner or other Person (other than the Depositary) of any notice (including any notice of redemption) or the payment of any amount, under or with respect to such Preferred Securities.
     All notices and communications to be given to the Holders and all payments to be made to Holders under the Preferred Securities shall be given or made only to or upon the order of the registered Holders
     (which shall be the Depositary or its nominee in the case of a Global Preferred Security). The rights of beneficial owners in any Global Preferred Security shall be exercised only through the Depositary subject to the applicable rules and procedures of the Depositary. The Property Trustee may rely and shall be fully protected in relying upon information furnished by the Depositary with respect to its Participants and any beneficial owners.

              (ii)  The Property Trustee and Registrar
     shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Declaration or under applicable law with respect to any transfer of any interest in any Preferred
     Security (including any transfers between or among Depositary Participants or beneficial owners in any Global Preferred Security) other than to require delivery of such certificates and other docu-mentation or evidence as are expressly required by, and to do so if and when expressly required by, the terms of this Declaration, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

SECTION 9.3  Deemed Security Holders.

          The Trustees may treat the Person in whose name any Certificate shall be registered on the books and records of the Trust as the sole holder of such Certifi-cate and of the Securities represented by such Certifi-cate for purposes of receiving Distributions and for all other purposes whatsoever and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such Certificate or in the Securities repre-sented by such Certificate on the part of any Person, whether or not the Trust, the Property Trustee, the Registrar or an co-registrar shall have actual or other notice thereof.

SECTION 9.4  Book Entry Interests.

          Global Preferred Securities shall initially be registered on the books and records of the Trust in the name of Cede & Co., the nominee of the Depositary, and no Preferred Security Beneficial Owner will receive a definitive Preferred Security Certificate representing such Preferred Security Beneficial Owner's interests in such Global Preferred Securities, except as provided in
Section 9.2(g).  Unless and until definitive, fully
registered Preferred Securities Certificates have been issued to the Preferred Security Beneficial Owners pursu-ant to Sections 7.10 or 9.2(g):

          (a) the provisions of this Section 9.4 shall be in full force and effect;

          (b) the Trust and the Trustees shall be enti-tled to deal with the Depositary for all purposes of this Declaration (including the payment of Distributions on the relevant Global Preferred Securities and receiving approvals, votes or consents hereunder) as the Holder of the Preferred Securities and the sole holder of the Glob-al Preferred Securities and shall have no obligation to the Preferred Security Beneficial Owners;

          (c)  to the extent that the provisions of this
Section 9.4 conflict with any other provisions of this Declaration, the provisions of this Section 9.4 shall control; and

          (d) the rights of the Preferred Security Bene-ficial Owners shall be exercised only through the Depositary and shall be limited to those established by law and agreements between such Preferred Security
Beneficial Owners and the Depositary and/or the Participants and receive and transmit payments of Distri-butions on the Global Certificates to such Participants.
The Depositary will make book entry transfers among the Participants.

SECTION 9.5  Notices to the Depositary.

          Whenever a notice or other communication to the Preferred Security Holders is required under this Decla-ration, the Regular Trustees shall, in the case of any Global Preferred Security, give all such notices and communications specified herein to be given to the Preferred Security Holders to the Depositary, and shall have no notice obligations to the Preferred Security
Beneficial Owners.


                        ARTICLE X
               LIMITATION OF LIABILITY OF
        HOLDERS OF SECURITIES, TRUSTEES OR OTHERS

SECTION 10.1  Liability.

          (a)  Except as expressly set forth in this
Declaration, the Securities Guarantees and the terms of the Securities the Sponsor shall not be:

               (i)  personally liable for the return of
     any portion of the capital contributions (or any return thereon) of the Holders of the Securities which shall be made solely from assets of the Trust;
     or

              (ii)  required to pay to the Trust or to
     any Holder of Securities any deficit upon dissolu-tion of the Trust or otherwise.

          (b) The Holder of the Common Securities shall be liable for all of the debts and obligations of the Trust (other than with respect to the Securities) to the extent not satisfied out of the Trust's assets.

          (c)  Pursuant to Section 3803(a) of the
Business Trust Act, the Holders of the Preferred
Securities shall be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General
Corporation Law of the State of Delaware.

SECTION 10.2  Exculpation.

          (a)  No Indemnified Person shall be liable,
responsible or accountable in damages or otherwise to the Trust or any Covered Person for any loss, damage or claim incurred by reason of any act or omission performed or omitted by such Indemnified Person in good faith on behalf of the Trust and in a manner such Indemnified
Person reasonably believed to be within the scope of the authority conferred on such Indemnified Person by this Declaration or by law, except that an Indemnified Person shall be liable for any such loss, damage or claim in-curred by reason of such Indemnified Person's negligence or willful misconduct with respect to such acts or omissions.

          (b) An Indemnified Person shall be fully pro-tected in relying in good faith upon the records of the Trust and upon such information, opinions, reports or statements presented to the Trust by any Person as to matters the Indemnified Person reasonably believes are within such other Person's professional or expert compe-tence and who has been selected with reasonable care by or on behalf of the Trust, including information, opin-ions, reports or statements as to the value and amount of the assets, liabilities, profits, losses, or any other facts pertinent to the existence and amount of assets from which Distributions to Holders of Securities might properly be paid.

SECTION 10.3  Fiduciary Duty.

          (a) To the extent that, at law or in equity, an Indemnified Person has duties (including fiduciary du-ties) and liabilities relating thereto to the Trust or to any other Covered Person, an Indemnified Person acting under this Declaration shall not be liable to the Trust or to any other Covered Person for its good faith reli-ance on the provisions of this Declaration. The provi-sions of this Declaration, to the extent that they re-strict the duties and liabilities of an Indemnified
Person otherwise existing at law or in equity (other than the duties imposed on the Property Trustee under the Trust Indenture Act), are agreed by the parties hereto to replace such other duties and liabilities of such Indem-nified Person.

          (b) Unless otherwise expressly provided here-in:

               (i)  whenever a conflict of interest ex-
     ists or arises between an Indemnified Person and any Covered Person; or

              (ii)  whenever this Declaration or any
     other agreement contemplated herein or therein provides that an Indemnified Person shall act in a manner that is, or provides terms that are, fair and reasonable to the Trust or any Holder of Securities, the Indemnified Person shall resolve such conflict of in-terest, take such action or provide such terms, considering in each case the relative interest of each party (including its own interest) to such conflict, agreement, transaction or situation and the benefits and burdens relating to such interests, any customary or accepted industry practices, and any applicable generally accepted accounting practices or principles. In the absence of bad faith by the Indemnified Person, the resolution, action or term so made, taken or provided by the Indemnified Person shall not constitute a breach of this Declaration or any other agreement contemplated herein or of any duty or obligation of the Indemnified
Person at law or in equity or otherwise.

          (c)  Whenever in this Declaration an Indem-
nified Person is permitted or required to make a decision

               (i)  in its "discretion" or under a grant
     of similar authority, the Indemnified Person shall be entitled to consider such interests and factors as it desires, including its own interests, and shall have no duty or obligation to give any consideration to any interests of or factors affecting the Trust or any other Person; or

              (ii)  in its "good faith" or under another
     express standard, the Indemnified Person shall act under such express standard and shall not be subject to any other or different standard imposed by this Declaration or by applicable law or rules of equity.

SECTION 10.4  Indemnification.

          (a) To the fullest extent permitted by appli-cable law, the Sponsor shall indemnify and hold harmless each Indemnified Person from and against any loss, damage, liability, tax, penalty, expense or claim of any kind or nature whatsoever incurred by such Indemnified
Person by reason of the creation, operation or termination of the Trust or any act or omission performed or omitted by such Indemnified Person in good faith on behalf of the Trust and in a manner such Indemnified
Person reasonably believed to be within the scope of authority conferred on such Indemnified Person by this Declaration, except that no Indemnified Person shall be entitled to be indemnified in respect of any loss, damage or claim incurred by such Indemnified Person by reason of negligence or willful misconduct with respect to such acts or omissions.

          (b) To the fullest extent permitted by appli-cable law, expenses (including legal fees and expenses) incurred by an Indemnified Person in defending any claim, demand, action, suit or proceeding shall, from time to time, be advanced by the Sponsor prior to the final disposition of such claim, demand, action, suit or proceeding upon receipt by the Sponsor of an undertaking by or on behalf of the Indemnified Person to repay such amount if it shall be determined that the Indemnified
Person is not entitled to be indemnified as authorized in
Section 10.4(a).  The indemnification shall survive the
termination of this Declaration.

SECTION 10.5  Outside Businesses.

          Any Covered Person, the Sponsor, the Delaware
Trustee and the Property Trustee may engage in or possess an interest in other business ventures of any nature or description, independently or with others, similar or dissimilar to the business of the Trust, and the Trust and the Holders of Securities shall have no rights by virtue of this Declaration in and to such independent ventures or the income or profits derived therefrom and the pursuit of any such venture, even if competitive with the business of the Trust, shall not be deemed wrongful or improper. No Covered Person, the Sponsor, the Delaware Trustee, or the Property Trustee shall be obli-gated to present any particular investment or other opportunity to the Trust even if such opportunity is of a character that, if presented to the Trust, could be taken by the Trust, and any Covered Person, the Sponsor, the Delaware Trustee and the Property Trustee shall have the right to take for its own account (individually or as a partner or fiduciary) or to recommend to others any such particular investment or other opportunity. Any Covered
Person, the Delaware Trustee and the Property Trustee may engage or be interested in any financial or other trans-action with the Sponsor or any Affiliate of the Sponsor, or may act as depositary for, trustee or agent for, or act on any committee or body of holders of, securities or other obligations of the Sponsor or its Affiliates.


                       ARTICLE XI
                       ACCOUNTING

SECTION 11.1  Fiscal Year.

          The fiscal year ("Fiscal Year") of the Trust shall be the calendar year, or such other year as is required by the Code.

SECTION 11.2  Certain Accounting Matters.

          (a) At all times during the existence of the Trust, the Regular Trustees shall keep, or cause to be kept, full books of account, records and supporting documents, which shall reflect in reasonable detail, each transaction of the Trust. The books of account shall be maintained on the accrual method of accounting, in accordance with generally accepted accounting principles, consistently applied. The Trust shall use the accrual method of accounting for United States federal income tax purposes. The books of account and the records of the Trust shall be examined by and reported upon as of the end of each Fiscal Year by a firm of independent certified public accountants selected by the Regular
Trustees.

          (b)  The Regular Trustees shall cause to be
prepared and delivered to each of the Holders of Securities, within 90 days after the end of each Fiscal
Year of the Trust, annual financial statements of the Trust, including a balance sheet of the Trust as of the end of such Fiscal Year, and the related statements of income or loss;

          (c)  The Regular Trustees shall cause to be
duly prepared and delivered to each of the Holders of Securities, any annual United States federal income tax information statement, required by the Code, containing such information with regard to the Securities held by each Holder as is required by the Code and the Treasury
Regulations. Notwithstanding any right under the Code to deliver any such statement at a later date, the Regular
Trustees shall endeavor to deliver all such statements within 30 days after the end of each Fiscal Year of the Trust.

          (d)  The Regular Trustees shall cause to be
duly prepared and filed with the appropriate taxing authority, an annual United States federal income tax return, on a Form 1041 or such other form required by United States federal income tax law, and any other annu-al income tax returns required to be filed by the Regular
Trustees on behalf of the Trust with any state or local taxing authority.

SECTION 11.3  Banking.

          The Trust shall maintain one or more bank accounts in the name and for the sole benefit of the Trust; provided, however, that all payments of funds in respect of the Debentures held by the Property Trustee shall be made directly to the Property Trustee Account and no other funds of the Trust shall be deposited in the Property Trustee Account. The sole signatories for such accounts shall be designated by the Regular Trustees;
provided, however, that the Property Trustee shall desig-nate the signatories for the Property Trustee Account.

SECTION 11.4  Withholding.

          The Trust and the Regular Trustees shall comply with all withholding requirements under United States federal, state and local law. The Trust shall request, and the Holders shall provide to the Trust, such forms or certificates as are necessary to establish an exemption from withholding with respect to each Holder, and any representations and forms as shall reasonably be requested by the Trust to assist it in determining the extent of, and in fulfilling, its withholding obligations. The Regular Trustees shall file required forms with applicable jurisdictions and, unless an exemp-tion from withholding is properly established by a Hold-er, shall remit amounts withheld with respect to the Holder to applicable jurisdictions. To the extent that the Trust is required to withhold and pay over any amounts to any authority with respect to Distributions or allocations to any Holder, the amount withheld shall be deemed to be a distribution in the amount of the with-holding to the Holder. In the event of any claimed over withholding, Holders shall be limited to an action against the applicable jurisdiction. If the amount required to be withheld was not withheld from actual
Distributions made, the Trust may reduce subsequent
Distributions by the amount of such withholding.


                       ARTICLE XII
                 AMENDMENTS AND MEETINGS

SECTION 12.1  Amendments.

          (a)  Except as otherwise provided in this Dec-
laration or by any applicable terms of the Securities,
this Declaration may only be amended by a written instru-
ment approved and executed by:

               (i)  the Regular Trustees (or, if there
     are more than two Regular Trustees, a majority of the Regular Trustees);

              (ii)  if the amendment affects the rights,
     powers, duties, obligations or immunities of the Property Trustee, the Property Trustee; and

             (iii)  if the amendment affects the rights,
     powers, duties, obligations or immunities of the Delaware Trustee, the Delaware Trustee;

          (b) no amendment shall be made, and any such purported amendment shall be void and ineffective:

               (i)  unless, in the case of any proposed
     amendment, the Property Trustee shall have first received an Officers' Certificate from each of the Trust and the Sponsor that such amendment is permitted by, and conforms to, the terms of this Declaration (including the terms of the Securities);

              (ii)  unless, in the case of any proposed
     amendment which affects the rights, powers, duties, obligations or immunities of the Property Trustee, the Property Trustee shall have first received:

                    (A)  an Officers' Certificate from
          each of the Trust and the Sponsor that such amendment is permitted by, and conforms to, the terms of this Declaration (including the terms of the Securities); and

                    (B)  an opinion of counsel (who may
          be counsel to the Sponsor or the Trust) that such amendment is permitted by, and conforms to, the terms of this Declaration (including the terms of the Securities); and

             (iii)  to the extent the result of such
     amendment would be to:

                    (A)  cause the Trust to fail to
          continue to be classified for purposes of United States federal income taxation as a grantor trust;

                    (B)  reduce or otherwise adversely
          affect the powers of the Property Trustee in contravention of the Trust Indenture Act; or

                    (C)  cause the Trust to be deemed to
          be an Investment Company required to be
          registered under the Investment Company Act;

          (c)  at such time after the Trust has issued
any Securities that remain outstanding, any amendment that would adversely affect the rights, privileges or preferences of any Holder of Securities may be effected only with such additional requirements as may be set forth in the terms of such Securities;

          (d) Section 9.1(c) and this Section 12.1 shall not be amended without the consent of all of the Holders of the Securities;

          (e)  Article IV shall not be amended without
the consent of the Holders of a Majority in liquidation amount of the Common Securities;

          (f)  the rights of the holders of the Common
Securities under Article V to increase or decrease the number of, and appoint and remove Trustees shall not be amended without the consent of the Holders of a Majority in liquidation amount of the Common Securities; and

          (g)  notwithstanding Section 12.1(c), this
Declaration may be amended without the consent of the Holders of the Securities to:

               (i)  cure any ambiguity;

              (ii)  correct or supplement any provision
     in this Declaration that may be defective or inconsistent with any other provision of this Declaration;

             (iii)  add to the covenants, restrictions or
     obligations of the Sponsor; and

              (iv)  conform to any change in Rule 3a-5 of
     the Investment Company Act or written change in interpretation or application of Rule 3a-5 of the Investment Company Act by any legislative body, court, government agency or regulatory authority which amendment does not have a material adverse effect on the rights, preferences or privileges of the Holders.

SECTION 12.2   Meetings of the Holders of Securities;
               Action by Written Consent.

          (a)  Meetings of the Holders of any class of
Securities may be called at any time by the Regular
Trustees (or as provided in the terms of the Securities) to consider and act on any matter on which Holders of such class of Securities are entitled to act under the terms of this Declaration, the terms of the Securities or the rules of any stock exchange on which the Preferred
Securities are listed or admitted for trading. The Regu-lar Trustees shall call a meeting of the Holders of such class if directed to do so by the Holders of at least 10% in liquidation amount of such class of Securities. Such direction shall be given by delivering to the Regular
Trustees one or more requests in a writing stating that the signing Holders of Securities wish to call a meeting and indicating the general or specific purpose for which the meeting is to be called. Any Holders of Securities calling a meeting shall specify in writing the Certifi-cates held by the Holders of Securities exercising the right to call a meeting and only those Securities represented by the Certificates so specified shall be counted for purposes of determining whether the required percentage set forth in the second sentence of this para-graph has been met.

          (b) Except to the extent otherwise provided in the terms of the Securities, the following provisions shall apply to meetings of Holders of Securities:

               (i)  notice of any such meeting shall be
     given to all the Holders of Securities having a right to vote thereat at least 7 days and not more than 60 days before the date of such meeting. When-ever a vote, consent or approval of the Holders of Securities is permitted or required under this Declaration or the rules of any stock exchange on which the Preferred Securities are listed or admitted for trading, such vote, consent or approval may be given at a meeting of the Holders of Securities. Any action that may be taken at a meeting of the Holders of Securities may be taken without a meeting if a consent in writing setting forth the action so taken is signed by the Holders of Securities owning not less than the minimum aggregate liquidation amount of Securities that would be necessary to authorize or take such action at a meeting at which all Holders of Securities having a right to vote thereon were present and vot-ing. Prompt notice of the taking of action without a meeting shall be given to the Holders of Securi-ties entitled to vote who have not consented in writing. The Regular Trustees may specify that any written ballot submitted to the Security Holders for the purpose of taking any action without a meeting shall be returned to the Trust within the time specified by the Regular Trustees;

              (ii)  each Holder of a Security may autho-
     rize any Person to act for it by proxy on all mat-ters in which a Holder of Securities is entitled to participate, including waiving notice of any meeting, or voting or participating at a meeting.
     No proxy shall be valid after the expiration of 11 months from the date thereof unless otherwise provided in the proxy. Every proxy shall be revocable at the pleasure of the Holder of Securities executing it. Except as otherwise provided herein, all matters relating to the giving, voting or validity of proxies shall be governed by the General Corporation Law of the State of Delaware relating to proxies, and judicial interpretations thereunder, as if the Trust were a Delaware corpora-tion and the Holders of the Securities were stock-holders of a Delaware corporation;

             (iii)  each meeting of the Holders of the
     Securities shall be conducted by the Regular
     Trustees or by such other Person that the Regular
     Trustees may designate; and

              (iv)  unless the Business Trust Act, this
     Declaration, the terms of the Securities, the Trust
     Indenture Act or the listing rules of any stock exchange on which the Preferred Securities are then listed or trading provide otherwise, the Regular
     Trustees, in their sole discretion, shall establish all other provisions relating to meetings of Holders of Securities, including notice of the time, place or purpose of any meeting at which any matter is to be voted on by any Holders of Securities, waiver of any such notice, action by consent without a meeting, the establishment of a record date, quorum requirements, voting in person or by proxy or any other matter with respect to the exercise of any such right to vote.


                      ARTICLE XIII
REPRESENTATIONS OF PROPERTY TRUSTEE AND DELAWARE TRUSTEE

SECTION 13.1  Representations and Warranties of Property
              Trustee.

          The Trustee that acts as initial Property
Trustee represents and warrants to the Trust and to the Sponsor at the date of this Declaration and at the time of Closing, and each Successor Property Trustee represents and warrants to the Trust and the Sponsor at the time of the Successor Property Trustee's acceptance of its appointment as Property Trustee that:

          (a)  The Property Trustee is a banking
corporation with trust powers, duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, with corporate power and authority to execute and deliver, and to carry out and perform its obligations under the terms of, the Declaration.

          (b) The execution, delivery and performance by the Property Trustee of the Declaration have been duly authorized by all necessary corporate action on the part of the Property Trustee. The Declaration has been duly executed and delivered by the Property Trustee, and con-stitutes a legal, valid and binding obligation of the Property Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency, and other similar laws affecting creditors' rights generally and to general principles of equity and the discretion of the court
(regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law).

          (c) The execution, delivery and performance of the Declaration by the Property Trustee does not conflict with or constitute a breach of the certificate of incorporation or by-laws of the Property Trustee.

          (d) At the Closing Date, the Property Trustee will have valid ownership interest in the Debentures for the benefit of the holders of the Securities in each case free from liens, encumbrances and defects.

          (e) No consent, approval or authorization of, or registration with or notice to, any State or Federal banking authority is required for the execution, delivery or performance by the Property Trustee of the Decla-ration.

SECTION 13.2   Representations and Warranties of Delaware
               Trustee.

          The Trustee that acts as initial Delaware
Trustee represents and warrants to the Trust and to the Sponsor at the date of this Declaration and at the time of Closing, and each Successor Delaware Trustee represents and warrants to the Trust and the Sponsor at the time of the Successor Delaware Trustee's acceptance of its appointment as Delaware Trustee that:

          (a)  The Delaware Trustee is a banking
corporation with trust powers, duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, with corporate power and authority to execute and deliver, and to carry out and perform its obligations under the terms of, the Declaration.

          (b) The execution, delivery and performance by the Delaware Trustee of the Declaration has been duly authorized by all necessary corporate action on the part of the Delaware Trustee. The Declaration has been duly executed and delivered by the Delaware Trustee, and con-stitutes a legal, valid and binding obligation of the Delaware Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency, and other similar laws affecting creditors' rights generally and to general principles of equity and the discretion of the court
(regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law).

          (c) The execution, delivery and performance of the Declaration by the Delaware Trustee does not conflict with or constitute a breach of the certificate of incorporation or by-laws of the Delaware Trustee.

          (d) No consent, approval or authorization of, or registration with or notice to, any United States state or federal banking authority is required for the execution, delivery or performance by the Delaware Trust-ee of the Declaration.

          (e)  The Delaware Trustee is an entity which
has its principal place of business in the State of Delaware.

          (f) The Delaware Trustee has been authorized to perform its obligations under the Certificate of Trust and the Declaration. The Declaration under Delaware law constitutes a legal, valid and binding obligation of the Delaware Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reor-ganization, moratorium, insolvency, and other similar laws affecting creditors' rights generally and to general principles of equity and the discretion of the court
(regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law).


                       ARTICLE XIV
                   REGISTRATION RIGHTS

SECTION 14.1   Registration Rights.

          The Holders of the Preferred Securities, the
Debentures and the Class B common stock of the Sponsor issuable upon conversion thereof are entitled to the benefits of the Registration Rights Agreement. Pursuant to the Registration Rights Agreement, the Trust and the Sponsor have agreed for the benefit of the Holders from time to time of the Preferred Securities, the Guarantee, the Debentures and the Class B common stock of the Sponsor issuable upon conversion thereof that they will, at the Sponsor's expense, (i) within 180 days after the date of issuance of the Securities (the "Filing Date"), file a shelf registration statement (the "Shelf
Registration Statement") with the Commission with respect to resales of the Preferred Securities, the Guarantee, the Debentures and the Class B Common Stock issuable upon conversion thereof, (ii) within 60 days after the Filing
Date (the "Effectiveness Date"), use their best efforts to cause such Shelf Registration Statement to be declared effective by the Commission and (iii) use their best efforts to maintain such Shelf Registration Statement continuously effective under the Securities Act until the third anniversary of the effectiveness of the Shelf
Registration Statement or such earlier date as is provided in the Registration Rights Agreement (the
"Effectiveness Period").

          If (i) on or prior to 180 days following the date of original issuance of the Preferred Securities, a Shelf Registration Statement has not been filed with the Commission, or (ii) on or prior to the 60th day following the filing of such Shelf Registration Statement, such Shelf Registration Statement is not declared effective
(each, a "Registration Default"), additional interest
("Liquidated Damages") will accrue on the Debentures and, accordingly, additional distributions will accrue on the Preferred Securities, in each case from and including the day following such Registration Default to but excluding the day on which such Registration Default has been cured. Liquidated Damages will be paid quarterly in arrears, with the first quarterly payment due on the first distribution payment date following the date on which such Liquidated Damages begin to accrue, and will accrue at a rate per annum equal to an additional one-quarter of one percent (0.25%) of the liquidation amount of the Securities to and including the 90th day following such Registration Default and at a rate per annum equal to one-half of one percent (0.50%) thereof from and after the 91st day following such Registration Default. In the event that the Shelf Registration Statement ceases to be effective during the Effectiveness Period for more than 60 days, whether or not consecutive, during any 12-month period, then the distribution rate borne by the Preferred
Securities shall increase by an additional one-half of one percent (0.50%) per annum from the 61st day of the applicable 12-month period such Shelf Registration
Statement ceases to be effective to but excluding the day on which the Shelf Registration Statement again becomes effective.

          During the Effectiveness Period the Trust and
Continental shall notify DTC and the Paying Agent(s) with respect to the Securities then outstanding within three business days after each Registration Default and each lapse in effectiveness of a Shelf Registration Statement.
Any Liquidated Damages due and payable hereunder shall be paid by depositing with the Paying Agent(s), in trust, for the benefit of the Holders quarterly on or before the applicable quarterly distribution payment date, immediately available funds in sums sufficient to pay the Liquidated Damages then due. Any Liquidated Damages due and payable hereunder shall be payable on each payment date to the record Holder of Securities entitled to receive the payment to be paid on such date.


                       ARTICLE XV
                      MISCELLANEOUS

SECTION 15.1  Notices.

          All notices provided for in this Declaration shall be in writing, duly signed by the party giving such notice, and shall be delivered, telecopied or mailed by registered or certified mail, as follows:

          (a) if given to the Trust, in care of the Reg-ular Trustees at the Trust's mailing address set forth below (or such other address as the Trust may give notice of to the Holders of the Securities):

               c/o Continental Airlines, Inc.
               2929 Allen Parkway, Suite 2010
               Houston, Texas  77019
               Attention:  General Counsel

          (b) if given to the Property Trustee, at the mailing address set forth below (or such other address as the Property Trustee may give notice of to the Holders of the Securities):

               Wilmington Trust Company
               Rodney Square North
               1100 North Market Street
               Wilmington, Delaware 19890
               Attention:  Corporate Trust Administration


          (c) if given to the Holder of the Common Secu-rities, at the mailing address of the Sponsor set forth below (or such other address as the Holder of the Common
Securities may give notice to the Trust):

               c/o Continental Airlines, Inc.
               2929 Allen Parkway, Suite 2010
               Houston, Texas  77019
               Attention:  General Counsel

          (d) if given to any other Holder, at the ad-dress set forth on the books and records of the Trust or the Registrar, as applicable.

          All such notices shall be deemed to have been given when received in person, telecopied with receipt confirmed, or mailed by first class mail, postage pre-paid, except that if a notice or other document is refused delivery or cannot be delivered because of a changed address of which no notice was given, such notice or other document shall be deemed to have been delivered on the date of such refusal or inability to deliver.

SECTION 15.2  Governing Law.

          This Declaration and the rights of the parties hereunder shall be governed by and interpreted in accor-dance with the laws of the State of Delaware and all rights and remedies shall be governed by such laws with-out regard to principles of conflict of laws.

SECTION 15.3  Intention of the Parties.

          It is the intention of the parties hereto that the Trust be classified for United States federal income tax purposes as a grantor trust. The provisions of this Declaration shall be interpreted to further this inten-tion of the parties.

SECTION 15.4  Headings.

          Headings contained in this Declaration are inserted for convenience of reference only and do not affect the interpretation of this Declaration or any provision hereof.

SECTION 15.5  Successors and Assigns

          Whenever in this Declaration any of the parties hereto is named or referred to, the successors and as-signs of such party shall be deemed to be included, and all covenants and agreements in this Declaration by the Sponsor and the Trustees shall bind and inure to the benefit of their respective successors and assigns, whether so expressed.

SECTION 15.6  Partial Enforceability.

          If any provision of this Declaration, or the application of such provision to any Person or circum-stance, shall be held invalid, the remainder of this Declaration, or the application of such provision to persons or circumstances other than those to which it is held invalid, shall not be affected thereby.

SECTION 15.7  Counterparts.

          This Declaration may contain more than one counterpart of the signature page and this Declaration may be executed by the affixing of the signature of each of the Trustees to one of such counterpart signature pages. All of such counterpart signature pages shall be read as though one, and they shall have the same force and effect as though all of the signers had signed a single signature page.

          IN WITNESS WHEREOF, the undersigned has caused these presents to be executed as of the day and year first above written.


                        Lawrence W. Kellner,
                        as Regular Trustee


                        _________________________



                        Jeffery A. Smisek,
                        as Regular Trustee


                        _________________________




                        Wilmington Trust Company,
                        not in its individual
                        capacity but solely as
                        Delaware Trustee


                        By:_______________________
                        Name:
                        Title:


                        Wilmington Trust Company,
                        not in its individual
                        capacity but solely as
                        Property Trustee


                        By:_______________________
                        Name:
                        Title:


                        CONTINENTAL AIRLINES, INC.,
                        as Sponsor


                        By:_______________________
                        Name:
                        Title:

                             ANNEX I



                            TERMS OF
    8-1/2% CONVERTIBLE TRUST ORIGINATED PREFERRED SECURITIES
              8-1/2% CONVERTIBLE COMMON SECURITIES



          Pursuant to Section 7.1 of the Amended and Restated Declaration of Trust, dated as of November 28, 1995 by and among Continental Airlines, Inc., as sponsor ("Continental"), Wilmington Trust Company, as Property Trustee and Delaware Trustee and the Regular Trustees listed on the signature page thereto (as amended from time to time, the "Declaration"), the designation, rights, privileges, restrictions, preferences and other terms and provisions of the Preferred Securities and the Common Securities are set out below (each capitalized term used but not defined herein has the meaning set forth in the Declaration or, if not defined in such Declaration, as defined in the Offering Memorandum referred to below):

1.   Designation and Number.

     A. "Preferred Securities." 4,500,000 Preferred Securities of the Trust with an aggregate liquidation amount with respect to the assets of the Trust of Two Hundred Twenty-Five Million Dollars ($225,000,000), plus up to an additional 675,000 Preferred Securities of the Trust with an aggregate liquidation amount with respect to the assets of the Trust of Thirty-Three Million Seven Hundred Fifty Thousand Dollars ($33,750,000) solely to cover over-allotments, as provided for in the Purchase Agreement (the "Additional Preferred Securities"), and a liquidation amount with respect to the assets of the Trust of $50 per Preferred Security, are hereby designated for the purposes of identification only as "8-1/2% Convertible Trust Originated Preferred Securities (liquidation amount $50 per Preferred Security)" (the "Preferred Securities"). The certificates evidencing the Preferred Securities shall be substantially in the form attached hereto as Exhibit A-1 and Exhibit A-2, with such changes and additions thereto or deletions therefrom as may be required by ordinary usage, custom or practice or to conform to the rules of any stock exchange or other organization on which the Preferred Securities are listed.


     B. "Common Securities." 139,175 Common Securities of the Trust with an aggregate liquidation amount with respect to the assets of the Trust of Six Million Nine Hundred Fifty-Eight Thousand Seven Hundred Fifty Dollars ($6,958,750), plus up to an additional 20,877 Common Securities of the Trust with an aggregate liquidation amount with respect to the assets of the Trust of One Million Forty-Three Thousand Eight Hundred Fifty Dollars ($1,043,850) to meet the capital requirements of the Trust in the event of an issuance of Additional Preferred Securities, and a liquidation amount with respect to the assets of the Trust of $50 per Common Security, are hereby designated for the purposes of identification only as "8-1/2% Convertible Common Securities (liquidation amount $50 per Convertible Common Security)" (the "Common Securities"). The certificates evidencing the Common Securities shall be substantially in the form attached hereto as Exhibit A-3, with such changes and additions thereto or deletions therefrom as may be required by ordinary usage, custom or practice.

2.   Distributions.

     A. Distributions payable on each Security will be fixed at a rate per annum of 8-1/2% (the "Coupon Rate") of the stated liquidation amount of $50 per Security, such rate being the rate of interest payable on the Debentures to be held by the Property Trustee. Distributions in arrears for more than one quarter will bear interest thereon compounded quarterly at the Coupon Rate (to the extent permitted by applicable law). The term "Distributions" as used herein includes such cash distributions and any such interest payable unless otherwise stated. A Distribution is payable only to the extent that payments are made in respect of the Debentures held by the Property Trustee and to the extent the Property Trustee has funds available therefor. The amount of Distributions payable for any period will be computed for any full quarterly Distribution period on the basis of a 360-day year of twelve 30-day months, and for any period shorter than a full quarterly Distribution period for which Distributions are computed, Distributions will be computed on the basis of the actual number of days elapsed per 30-day month.

     B. Distributions on the Securities will be cumulative, will accrue from the date of original issuance and will be payable quarterly in arrears, on the following dates, which dates correspond to the interest payment dates on the Debentures: March 1, June 1, September 1 and December 1 of each year, commencing on March 1, 1996, except as otherwise described below. The Debenture Issuer has the right under the Indenture, at any time and from time to time, to defer payments of interest by extending the interest payment period on the Debentures for successive periods not exceeding 20 consecutive quarters (each an "Extension Period") and, as a consequence of such deferral, Distributions will also be deferred. Despite such deferral, quarterly Distributions will continue to accrue with interest thereon (to the extent permitted by applicable law) at the Coupon Rate compounded quarterly during any such Extension Period. Prior to the termination of any such Extension Period, the Debenture Issuer may further extend such Extension Period; provided, that such Extension Period together with all such further extensions thereof may not exceed 20 consecutive quarters. Payments of accrued Distributions will be payable to Holders as they appear on the books and records of the Trust on the first record date after the end of the Extension Period. Upon the termination of any Extension Period and the payment of all amounts then due, the Debenture Issuer may commence a new Extension Period, subject to the above requirements.

     C. Distributions on the Securities will be payable to the Holders thereof as they appear on the books and records of the Trust on the relevant record dates. The relevant record dates for the Preferred Securities shall be 15 days prior to the relevant payment dates, except as otherwise described in this Annex I to the Declaration. Subject to any applicable laws and regulations and the provisions of the Declaration, the relevant record date in respect of Preferred Securities being held solely in book-entry form through The Depository Trust Company (the "Depositary") will be one Business Day prior to the relevant payment dates, and each such payment will be made as described under the heading "Description of the Preferred Securities -- Book-entry only issuance -- The Depository Trust Company" in the Offering Memorandum. The relevant record dates for the Common Securities shall be the same record dates as for the Preferred Securities. Distributions payable on any Securities that are not punctually paid on any Distribution payment date, as a result of the Debenture Issuer having failed to make a payment under the Debentures, will cease to be payable to the Person in whose name such Securities are registered on the relevant record date, and such defaulted Distribution will instead be payable to the Person in whose name such Securities are registered on the special record date or other specified date determined in accordance with the Indenture. If any date on which Distributions are payable on the Securities is not a Business Day, then payment of the Distribution payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay) except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date.

     D. In the event of an election by the Holder to convert its Securities through the Conversion Agent into Class B Common Stock, $.01 par value per share, of Continental ("Class B Common Stock") pursuant to the terms of the Securities as forth in this Annex I to the Declaration, no payment, allowance or adjustment shall be made with respect to accumulated and unpaid Distributions on such Securities, or be required to be made; provided, that Holders of Securities at the close of business on any record date for the payment of Distributions will be entitled to receive the Distributions payable on such Securities on the corresponding payment date notwithstanding the conversion of such Securities into Class B Common Stock following such record date.

     E. In the event that there is any money or other property held by or for the Trust that is not accounted for hereunder, such property shall be distributed Pro Rata
          (as defined herein) among the Holders of the Securities.

3.   Liquidation Distribution Upon Dissolution.

          In the event of any voluntary or involuntary dissolution, winding-up or termination of the Trust, the Holders of the Securities on the date of the dissolution, winding-up or termination, as the case may be, will be entitled to receive out of the assets of the Trust available for distribution to Holders of Securities after satisfaction of liabilities of creditors an amount equal to the aggregate of the stated liquidation amount of $50 per Security plus accrued and unpaid Distributions thereon to the date of payment (such amount being the "Liquidation Distribution"), unless, in connection with such dissolution, winding-up or termination, Debentures in an aggregate principal amount equal to the aggregate stated liquidation amount of such Securities, with an interest rate equal to the Coupon Rate of, and bearing accrued and unpaid interest in an amount equal to the accrued and unpaid Distributions on, such Securities, shall be distributed on a Pro Rata basis to the Holders of the Securities in exchange for such Securities.

          If, upon any such dissolution, the Liquidation Distribution can be paid only in part because the Trust has insufficient assets available to pay in full the aggregate Liquidation Distribution, then the amounts payable directly by the Trust on the Securities shall be paid on a Pro Rata basis in accordance with paragraph 9 of this Annex I.


4.   Redemption and Distribution.

     A. Upon the repayment or payment of the Debentures in whole or in part, whether at maturity or upon acceleration, redemption or otherwise, the proceeds from such repayment or redemption shall be simultaneously applied to the extent of such proceeds to redeem Securities having an aggregate liquidation amount equal to the aggregate principal amount of the Debentures so repaid or redeemed at a redemption price of $50 per Security together with accrued and unpaid Distributions thereon through the date of the redemption, payable in cash (the "Redemption Price"). Holders will be given not less than 30 nor more than 60 days' notice of such redemption.

     B. If fewer than all the outstanding Securities are to be so redeemed, the Common Securities and the Preferred
          Securities will be redeemed Pro Rata and the Preferred
          Securities to be redeemed will be determined as described in Paragraph 4(e)(ii) below.

     C. If, at any time, a Tax Event shall occur and be continuing the Sponsor shall cause the Regular Trustees to liquidate the Trust and, after satisfaction of creditors of the Trust, cause Debentures to be distributed to the Holders of the Securities in liquidation of the Trust within 90 days following the occurrence of such Tax Event (the "90 Day Period"); provided, however, that such liquidation and distribution shall be conditioned on (i) the Regular Trustees' receipt of an opinion of a nationally recognized independent tax counsel experienced in such matters (a "No Recognition Opinion"), which opinion may rely on published revenue rulings of the Internal Revenue Service, to the effect that the Holders of the Securities will not recognize any income, gain or loss for United States federal income tax purposes as a result of such liquidation and distribution of Debentures, and (ii) the Sponsor being unable to avoid such Tax Event within such 90-day period by taking some ministerial action or pursuing some other reasonable measure that, in the sole judgment of the Sponsor, will have no adverse effect on the Trust, the Sponsor or the Holders of the Securities and will involve no material cost ("Ministerial Action").

               If (i) the Debenture Issuer has received an opinion (a "Redemption Tax Opinion") of a nationally recognized independent tax counsel (reasonably acceptable to the Regular Trustees) experienced in such matters that, as a result of a Tax Event, there is more than an insubstantial risk that the Debenture Issuer would be precluded from deducting the interest on the Debentures for United States federal income tax purposes, even after the Debentures were distributed to the Holders of Securities upon liquidation of the Trust as described in this paragraph 4(c), or (ii) the Regular Trustees shall have been informed by such tax counsel that it cannot deliver a No Recognition Opinion, the Debenture Issuer shall have the right, upon not less than 30 nor more than 60 days' notice, and within 90 days following the occurrence of such Tax Event, to redeem the Debentures in whole (but not in part) for cash, at par plus accrued and unpaid interest, including any Additional Payments, and, following such redemption, all the Securities will be redeemed by the Trust at the liquidation amount of $50 per Security plus accrued and unpaid distributions; provided, however, that, if at the time there is available to the Debenture Issuer or the Trust the opportunity to eliminate, within such 90 day period, the Tax Event by taking some Ministerial Action, the Trust or the Debenture Issuer will pursue such Ministerial Action in lieu of redemption.

               "Tax Event" means the Regular Trustees shall have obtained an opinion of a nationally recognized independent tax counsel experienced in such matters (a "Dissolution Tax Opinion") to the effect that as a result of (a) any amendment to or change (including any announced prospective change) in the laws (or any regulations thereunder) of the United States or any political subdivision or taxing authority therefor or therein, or (b) any amendment to or change in an interpretation or application of such laws or regulations by any legislative body, court, governmental agency or regulatory authority (including the enactment of any legislation and the publication of any judicial decision or regulatory determination on or after the date of the Offering Memorandum), which amendment or change is effective or which interpretation or pronouncement is announced on or after the date of the Offering Memorandum, there is more than an insubstantial risk that (i) the Trust is or will be subject to United States federal income tax with respect to interest accrued or received on the Debentures, (ii) interest payable by the Debenture Issuer to the Trust on the Debentures is not or will not be deductible by the Debenture Issuer in whole or in part for United States federal income tax purposes, or (iii) the Trust is or will be subject to more than a de minimis amount of taxes, duties, assessments or other governmental charges.

               If an Investment Company Event (as hereinafter defined) shall occur and be continuing, the Sponsor shall cause the Regular Trustees to liquidate the Trust and cause the Debentures to be distributed to the Holders of the Securities in liquidation of the Trust within 90 days following the occurrence of such Investment Company Event.

               "Investment Company Event" means the Regular
          Trustees shall have obtained an opinion from independent counsel experienced in practice under the Investment Company Act of 1940, as amended (the "Investment Company Act"), to the effect that, as a result of the occurrence of a change in law or regulation or a written change in interpretation or application of law or regulation by any legislative body, court, governmental agency or regulatory authority (a "Change in Investment Company Act Law"), there is more than an insubstantial risk that the Trust is or will be considered an investment company which is required to be registered under the Investment Company Act, which Change in Investment Company Act Law becomes effective on or after the original issue date of the Securities.

               After the date fixed for any distribution of
          Debentures: (i) the Securities will no longer be deemed to be outstanding, (ii) the Depositary or its nominee (or any successor depositary or its nominee), as record Holder of Preferred Securities represented by global certificates, will receive a registered global certificate or certificates representing the Debentures to be delivered upon such distribution and (iii) any certificates representing Securities, except for certificates representing Preferred Securities held by the Depositary or its nominee (or any successor depositary or its nominee), will be deemed to represent Debentures having an aggregate principal amount equal to the aggregate stated liquidation amount of such Securities, with accrued and unpaid interest equal to accrued and unpaid Distributions on such Securities until such certificates are presented to the Debenture Issuer or its agent for transfer or reissuance.

     D. The Issuer shall not redeem fewer than all of the outstanding Securities unless all accrued and unpaid Distributions have been paid on all Securities for all quarterly Distribution periods terminating on or before the date of redemption.

     E.   Redemption or Distribution Procedures.

          1. Notice of any redemption of, or notice of distribution of Debentures in exchange for the Securities (a "Redemption/Distribution Notice") will be given by the Trust by mail to each Holder of Securities to be redeemed or exchanged not fewer than 30 nor more than 60 days before the date fixed for redemption or exchange thereof which, in the case of a redemption, will be the date fixed for redemption of the Debentures. For purposes of the calculation of the date of redemption or exchange and the dates on which notices are given pursuant to this paragraph 4(e)(i), a Redemption/ Distribution Notice shall be deemed to be given on the day such notice is first mailed by first-class mail, postage prepaid, to Holders of Securities. Each Redemption/Distribution Notice shall be addressed to the Holders of Securities at the address of each such Holder appearing in the books and records of the Trust. No defect in the Redemption/Distribution Notice or in the mailing of either thereof with respect to any Holder shall affect the validity of the redemption or exchange proceedings with respect to any other Holder.

          2. In the event that fewer than all the outstanding Securities are to be redeemed, the Securities to be redeemed shall be redeemed Pro Rata from each Holder of Preferred Securities, it being understood that, in respect of Preferred Securities registered in the name of and held of record by the Depositary (or any successor depositary) or any nominee, the distribution of the proceeds of such redemption will be made in accordance with the procedures of such agency or nominee.

          3. If Securities are to be redeemed and the Trust gives a Redemption/Distribution Notice, which notice may only be issued if the Debentures are redeemed as set out in this paragraph 4 (which notice will be irrevocable), then (A) with respect to Preferred Securities held in book-entry form, by 12:00 noon, New York City time, on the redemption date, provided that the Debenture Issuer has paid the Property Trustee a sufficient amount of cash in connection with the related redemption or maturity of the Debentures, the Property Trustee will deposit irrevocably with the Depositary (or successor depositary) funds sufficient to pay the amount payable on redemption with respect to such Preferred Securities and will give the Depositary irrevocable instructions and authority to pay the amount payable on redemption to the Holders of such Preferred Securities, and
               (B) with respect to Preferred Securities issued in certificated form and Common Securities, provided that the Debenture Issuer has paid the Property Trustee a sufficient amount of cash in connection with the related redemption or maturity of the Debentures, the Property Trustee will irrevocably deposit with the Paying Agent funds sufficient to pay the amount payable on redemption to the Holders of such Securities upon surrender of their certificates. If a Redemption/Distribution Notice shall have been given and funds deposited as required, then, immediately prior to the close of business on the date of such deposit, Distributions will cease to accrue and all rights of Holders of such Securities so called for redemption will cease, except the right of the Holders of such Securities to receive the Redemption Price, but without interest on such Redemption Price. Neither the Regular Trustees nor the Trust shall be required to register or cause to be registered the transfer of any Securities that have been so called for redemption. If any date fixed for redemption of Securities is not a Business Day, then payment of the amount payable on such date will be made on the next succeeding day that is a Business Day (without any interest or other payment in respect of any such delay) except that, if such Business Day falls in the next calendar year, such payment will be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date fixed for redemption. If payment of the redemption price in respect of any Securities is improperly withheld or refused and not paid either by the Trust or by the Sponsor as guarantor pursuant to the relevant Securities Guarantee, Distributions on such Securities will continue to accrue at the then applicable rate, from the original redemption date to the date of payment, in which case the actual payment date will be considered the date fixed for redemption for purposes of calculating the amount payable upon redemption (other than for purposes of calculating any premium).

          4. Redemption/Distribution Notices shall be sent by the Regular Trustees on behalf of the Trust to (A)

               in the case of Preferred Securities held in book-entry form, the Depositary and, in the case of Securities held in certificated form, the Holders of such certificates and (B) in respect of the Common Securities, the Holder(s) thereof.

          5. Subject to the foregoing and applicable law (including, without limitation, United States federal securities laws), the Sponsor or any of its subsidiaries may at any time and from time to time purchase outstanding Preferred Securities by tender, in the open market or by private agreement.

5.   Conversion Rights.

     The Holders of Securities shall have the right at any time, at their option, to cause the Conversion Agent to convert Securities, on behalf of the converting Holders, into shares of Class B Common Stock in the manner described herein on and subject to the following terms and conditions:

     A. The Securities will be convertible at the office of the Conversion Agent into fully paid and nonassessable shares of Class B Common Stock pursuant to the Holder's direction to the Conversion Agent to exchange such Securities for a portion of the Debentures theretofor held by the Trust on the basis of one Security per $50 principal amount of Debentures, and immediately convert such amount of Debentures into fully paid and nonassessable shares of Class B Common Stock at an initial rate of 1.034 shares of Class B Common Stock per $50 principal amount of Debentures (which is equivalent to a conversion price of $48.36 per share of Class B Common Stock, subject to certain adjustments set forth in the terms of the Debentures (as so adjusted, "Conversion Price")).

     B. In order to convert Securities into Class B Common Stock the Holder shall submit to the Conversion Agent at the office referred to above an irrevocable request to convert Securities on behalf of such Holder (the "Conversion Request"), together, if the Securities are in certificated form, with such certificates. The Conversion Request shall (i) set forth the number of Securities to be converted and the name or names, if other than the Holder, in which the shares of Class B Common Stock should be issued and (ii) direct the Conversion Agent (a) to exchange such Securities for a portion of the Debentures held by the Trust (at the rate of exchange specified in the preceding paragraph) and (b) to immediately convert such Debentures on behalf of such Holder, into Class B Common Stock (at the conversion rate specified in the preceding paragraph). The Conversion Agent shall notify the Trust of the Holder's election to exchange Securities for a portion of the Debentures held by the Trust and the Trust shall, upon receipt of such notice, deliver to the Conversion Agent the appropriate principal amount of Debentures for exchange in accordance with this Section. The Conversion Agent shall thereupon notify Continental of the Holder's election to convert such Debentures into shares of Class B Common Stock. Holders of Securities at the close of business on a Distribution record date will be entitled to receive the Distribution payable on such securities on the corresponding Distribution payment date notwithstanding the conversion of such Securities following such record date but prior to such distribution payment date. Except as provided above, neither the Trust nor the Sponsor will make, or be required to make, any payment, allowance or adjustment upon any conversion on account of any accumulated and unpaid Distributions whether or not in arrears accrued on the Securities surrendered for conversion, or on account of any accumulated and unpaid dividends on the shares of Class B Common Stock issued upon such conversion. Securities shall be deemed to have been converted immediately prior to the close of business on the day on which a Notice of Conversion relating to such Securities is received the Trust in accordance with the foregoing provision (the "Conversion Date"). The Person or Persons entitled to receive the Class B Common Stock issuable upon conversion of the Debentures shall be treated for all purposes as the record holder or holders of such Class B Common Stock at such time. As promptly as practicable on or after the Conversion Date, Continental shall issue and deliver at the office of the Conversion Agent a certificate or certificates for the number of full shares of Class B Common Stock issuable upon such conversion, together with the cash payment, if any, in lieu of any fraction of any share to the Person or Persons entitled to receive the same, unless otherwise directed by the Holder in the notice of conversion and the Conversion Agent shall distribute such certificate or certificates to such Person or Persons.

     C. Each Holder of a Security by his acceptance thereof appoints Wilmington Trust Company, not in its individual capacity but solely as Trustee as conversion agent (the "Conversion Agent") for the purpose of effecting the conversion of Securities in accordance with this Section. In effecting the conversion and transactions described in this Section, the Conversion Agent shall be acting as agent of the Holders of Securities directing it to effect such conversion transactions. The Conversion Agent is hereby authorized (i) to exchange Securities from time to time for Debentures held by the Trust in connection with the conversion of such Securities in accordance with this Section and (ii) to convert all or a portion of the Debentures into Class B Common Stock and thereupon to deliver such shares of Class B Common Stock in accordance with the provisions of this Section and to deliver to the Trust a new Debenture or Debentures for any resulting unconverted principal amount provided, however, that the Conversion Agent shall not reflect any conversion of Securities if, after giving effect to such conversion, the aggregate liquidation amount of Common Securities outstanding shall be less than 3% of the aggregate liquidation amount of Securities.

     D. No fractional shares of Class B Common Stock will be issued as a result of conversion, but in lieu thereof, such fractional interest will be paid in cash by Continental to the Trust in an amount equal to the Current Market Price of the fractional share of the Class B Common Stock, which in turn will make such payment to the Holder or Holders of Securities so converted.

     E. Continental shall at all times reserve and keep available out of its authorized and unissued Class B Common Stock, solely for issuance upon the conversion of the Debentures, such number of shares of Class B Common Stock as shall from time to time be issuable upon the conversion of all the Debentures then outstanding. Notwithstanding the foregoing, Continental shall be entitled to deliver upon conversion of Debentures, shares of Class B Common Stock reacquired and held in the treasury of Continental (in lieu of the issuance of authorized and unissued shares of Class B Common Stock), so long as any such treasury shares are free and clear of all liens, charges, security interests or encumbrances.
          Any shares of Class B Common Stock issued upon conversion of the Debentures shall be duly authorized, validly issued and fully paid and nonassessable. The Trust shall deliver the shares of Class B Common Stock received upon conversion of the Debentures to the converting Holder free and clear of all liens, charges, security interests and encumbrances, except for United States withholding taxes. Each of Continental and the Trust shall prepare and shall use its best efforts to obtain and keep in force such governmental or regulatory permits or other authorizations as may be required by law, and shall comply with all applicable requirements as to registration or qualification of the Class B Common Stock (and all requirements to list the Class B Common Stock issuable upon conversion of Debentures that are at the time applicable), in order to enable Continental to lawfully issue Class B Common Stock to the Trust upon conversion of the Debentures and the Trust to lawfully deliver the Class B Common Stock to each Holder upon conversion of the Securities.

     F. Continental will pay any and all taxes that may be payable in respect of the issue or delivery of shares of Class B Common Stock on conversion of Debentures and the delivery of the shares of Class B Common Stock by the Trust upon conversion of the Securities. Continental shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of shares of Class B Common Stock in a name other than that in which the Securities so converted were registered, and no such issue or delivery shall be made unless and until the person requesting such issue has paid to the Trust the amount of any such tax, or has established to the satisfaction of the Trust that such tax has been paid.

     G. Nothing in the preceding Paragraph (f) shall limit the requirement of the Trust to withhold taxes pursuant to the terms of the Securities or set forth in this Annex I to the Declaration or to the Declaration itself or otherwise require the Property Trustee or the Trust to pay any amounts on account of such withholdings.

6.   Voting Rights - Preferred Securities.

     A. Except as provided under paragraph 6(b), in the Business Trust Act and as otherwise required by law, the Holders of the Preferred Securities will have no voting rights.

     B. Subject to the requirements set forth in this paragraph, the Holders of a majority in liquidation amount of the Preferred Securities, voting separately as a class may direct the time, method, and place of conducting any proceeding for any remedy available to the Property Trustee, or direct the exercise of any trust or power conferred upon the Property Trustee under the Declaration, including the right to direct the Property Trustee, as holder of the Debentures, to
          (i) exercise the remedies available under the Indenture with respect to the Debentures, (ii) waive any past default and its consequences that is waivable under
          Section 513 of the Indenture, (iii) exercise any right to rescind or annul a declaration that the principal of all the Debentures shall be due and payable or (iv) consent to any amendment, modification or termination of the Indenture or the Debentures requiring the consent of the holders of the Debentures, provided, however, that, where a consent or action under the Indenture would require the consent or act of the Holders of greater than a majority of the Holders in principal amount of Debentures affected thereby (a "Super Majority"), the Property Trustee may only give such consent or take such action at the direction of the Holders of at least the proportion in liquidation amount of the Preferred Securities which the relevant Super Majority represents of the aggregate principal amount of the Debentures outstanding. The Property Trustee shall not revoke any action previously authorized or approved by a vote of the Holders of the Preferred Securities. Other than with respect to directing the time, method and place of conducting any remedy available to the Property Trustee or the Debenture Trustee as set forth above, the Property Trustee shall not take any action in accordance with the directions of the Holders of the Preferred Securities under this paragraph unless the Property Trustee has obtained an opinion of independent tax counsel to the effect that, as a result of such action, the Trust will not fail to be classified as a grantor trust or partnership for United States federal income tax purposes and each Holder of Preferred Securities will be treated as owning undivided beneficial interests in the Debentures. If the Property Trustee fails to enforce its rights, as holder of the Debentures, under the Indenture, any Holder of Preferred Securities may, after a period of 30 days has elapsed from such Holder's written request to the Property Trustee to enforce such rights, institute a legal proceeding directly against the Debenture Issuer, to enforce the rights of the Property Trustee, as holder of the Debentures, under the Indenture, without first instituting any legal proceeding against the Property Trustee or any other Person.

          Any approval or direction of Holders of Preferred
          Securities may be given at a separate meeting of Holders of Preferred Securities convened for such purpose, at a meeting of all of the Holders of Securities in the Trust or pursuant to written consent.

          The Regular Trustees will cause a notice of any meeting at which Holders of Preferred Securities are entitled to vote, or of any matter upon which action by written consent of such Holders is to be taken, to be mailed to each Holder of record of Preferred Securities. Each such notice will include a statement setting forth the following information: (i) the date of such meeting or the date by which such action is to be taken; (ii) a description of any resolution proposed for adoption at such meeting on which such Holders are entitled to vote or of such matter upon which written consent is sought; and (iii) instructions for the delivery of proxies or consents.

          No vote or consent of the Holders of the Preferred
          Securities will be required for the Trust to redeem and cancel Preferred Securities or to distribute the Debentures in accordance with the Declaration and the terms of the Securities.

          Notwithstanding that Holders of Preferred Securities are entitled to vote or consent under any of the circumstances described above, any of the Preferred Securities that are owned by the Sponsor or any Affiliate of the Sponsor shall not be entitled to vote or consent and shall, for purposes of such vote or consent, be treated as if they were not outstanding.

7.   Voting Rights - Common Securities.

     A. Except as provided under paragraphs 7(b), (c) and 8, in the Business Trust Act and as otherwise required by law and the Declaration, the Holders of the Common
          Securities will have no voting rights.

     B. The Holders of the Common Securities are entitled, in accordance with Article V of the Declaration, to vote to appoint, remove or replace any Trustee.

     C. Subject to Section 2.6 of the Declaration and only after the Event of Default with respect to the Preferred Securities has been cured, waived, or otherwise eliminated and subject to the requirements of the second to last sentence of this paragraph, the Holders of a Majority in liquidation amount of the Common Securities, voting separately as a class, may direct the time, method, and place of conducting any proceeding for any remedy available to the Property Trustee, or exercising any trust or power conferred upon the Property Trustee under the Declaration, including (i) directing the time, method, place of conducting any proceeding for any remedy waivable to the Debenture Trustee, or exercising any trust or power conferred on the Debenture Trustee with respect to the Debentures, (ii) waive any past default and its consequences that is waivable under Section 606 of the Indenture, or (iii) exercise any right to rescind or annul a declaration that the principal of all the Debentures shall be due and payable, provided, that where a consent or action under the Indenture would require the consent or act of the Holders of greater than a majority in principal amount of Debentures affected thereby (a "Super Majority"), the Property Trustee may only give such consent or take such action at the direction of the Holders of at least the proportion in liquidation amount of the Common Securities which the relevant Super Majority represents of the aggregate principal amount of the Debentures outstanding. Pursuant to this paragraph 7(c), the Property Trustee shall not revoke any action previously authorized or approved by a vote of the Holders of the Preferred Securities. Other than with respect to directing the time, method and place of conducting any remedy available to the Property Trustee or the Debenture Trustee as set forth above, the Property Trustee shall not take any action in accordance with the directions of the Holders of the Common Securities under this paragraph unless the Property Trustee has obtained an opinion of independent tax counsel to the effect that, as a result of such action the Trust will not fail to be classified as a grantor trust or a partnership for United States federal income tax purposes and each Holder of Common Securities will be treated as owning undivided beneficial interests in the Debentures. If the Property Trustee fails to enforce its rights, as holder of the Debentures, under the Indenture, any Holder of Common Securities may, after a period of 30 days has elapsed from such Holder's written request to the Property Trustee to enforce such rights, institute a legal proceeding directly against the Debenture Issuer, to enforce the Property Trustee's rights, as holder of the Debentures, under the Indenture, without first instituting any legal proceeding against the Property Trustee or any other Person.

          Any approval or direction of Holders of Common Securities may be given at a separate meeting of Holders of Common Securities convened for such purpose, at a meeting of all of the Holders of Securities in the Trust or pursuant to written consent. The Regular Trustees will cause a notice of any meeting at which Holders of Common Securities are entitled to vote, or of any matter upon which action by written consent of such Holders is to be taken, to be mailed to each Holder of record of Common Securities. Each such notice will include a statement setting forth the following information: (i) the date of such meeting or the date by which such action is to be taken; (ii) a description of any resolution proposed for adoption at such meeting on which such Holders are entitled to vote or of such matter upon which written consent is sought; and (iii) instructions for the delivery of proxies or consents.

          No vote or consent of the Holders of the Common
          Securities will be required for the Trust to redeem and cancel Common Securities or to distribute the Debentures in accordance with the Declaration and the terms of the Securities.

8.   Amendments to Declaration and Indenture.

     A. In addition to any requirements under Section 12.1 of the Declaration, if any proposed amendment to the Declaration provides for, or the Regular Trustees otherwise propose to effect, (i) any action that would adversely affect the powers, preferences or special rights of the Securities, whether by way of amendment to the Declaration or otherwise, or (ii) the dissolution, winding-up or termination of the Trust, other than as described in Section 8.1 of the Declaration, then the Holders of outstanding Securities voting together as a single class, will be entitled to vote on such amendment or proposal (but not on any other amendment or proposal) and such amendment or proposal shall not be effective except with the approval of the Holders of at least 66 2/3% in liquidation amount of the Securities affected thereby, provided, however, that if any amendment or proposal referred to in clause (i) above would adversely affect only the Preferred Securities or only the Common Securities, then only the affected class will be entitled to vote on such amendment or proposal and such amendment or proposal shall not be effective except with the approval of 66 2/3% in liquidation amount of such class of Securities.

     B. In the event the consent of the Property Trustee as the holder of the Debentures is required under the Indenture with respect to any amendment, modification or termination of the Indenture or the Debentures, the Property Trustee shall request the direction of the Holders of the Securities with respect to such amendment, modification or termination and shall vote with respect to such amendment, modification or termination as directed by a Majority in liquidation amount of the Securities voting together as a single class; provided, however, that where a consent under the Indenture would require the consent of the holders of greater than a majority in aggregate principal amount of the Debentures (a "Super Majority"), the Property Trustee may only give such consent at the direction of the Holders of at least the same proportion in aggregate stated liquidation amount of the Securities; provided, further, that the Property Trustee shall not take any action in accordance with the directions of the Holders of the Securities under this paragraph 8(b) unless the Property Trustee has obtained an opinion of tax counsel to the effect that for the purposes of United States federal income tax the Trust will not be classified as other than a grantor trust or partnership on account of such action.



9.   Pro Rata.

          A reference in these terms of the Securities to any payment, distribution or treatment as being "Pro Rata" shall mean pro rata to each Holder of Securities according to the aggregate liquidation amount of the Securities held by the relevant Holder in relation to the aggregate liquidation amount of all Securities outstanding unless, on any distribution date or redemption date an Event of Default under the Declaration has occurred and is continuing, in which case no payment of any distribution on, or amount payable upon redemption of, any Common Security, and no other payment on account of the redemption, liquidation or other acquisition of Common Securities, shall be made unless payment in full in cash of all accumulated and unpaid distributions on all outstanding Preferred Securities for all distribution periods terminating on or prior thereto, or in the case of payment of the amount payable upon redemption of the Preferred Securities, the full amount of such amount in respect of all outstanding Preferred Securities shall have been made or provided for, and all funds available to the Property Trustee shall first be applied to the payment in full in cash of all Distributions on, or the amount payable upon redemption of Preferred Securities then due and payable.

10.  Ranking.

          The Preferred Securities rank pari passu and payment thereon shall be made Pro Rata with the Common Securities except that, where an Event of Default occurs and is continuing under the Indenture in respect of the Debentures held by the Property Trustee, the rights of Holders of the Common Securities to payment in respect of Distributions and payments upon liquidation, redemption and otherwise are subordinated to the rights to payment of the Holders of the Preferred Securities.

11.  Acceptance of Securities Guarantee and Indenture.

          Each Holder of Preferred Securities and Common
Securities, by the acceptance thereof, agrees to the provisions of the Preferred Securities Guarantee and the Common Securities
Guarantee, respectively, including the subordination provisions therein and to the provisions of the Indenture.

12.  No Preemptive Rights.

          The Holders of the Securities shall have no preemptive rights to subscribe for any additional securities.

13.  Miscellaneous.

          These terms constitute a part of the Declaration.

          The Sponsor will provide a copy of the Declaration, the Preferred Securities Guarantee or the Common Securities Guarantee (as may be appropriate), and the Indenture to a Holder without charge on written request to the Sponsor at its principal place of business.

                           EXHIBIT A-1

                   FORM OF PREFERRED SECURITY

                   [FORM OF FACE OF SECURITY]

     [Include the following Restricted Securities Legend on all Preferred Securities, including Rule 144A Global Preferred Securities, Regulation S Global Preferred Securities, and Re-stricted Definitive Preferred Securities, unless otherwise determined by the Sponsor in accordance with applicable law -- THIS SECURITY, ANY CONVERTIBLE SUBORDINATED DEBENTURE ISSUED IN EXCHANGE FOR THIS SECURITY AND ANY CLASS B COMMON STOCK ISSUED ON CONVERSION HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE WHICH IS THREE YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH CONTINENTAL AIRLINES, INC. (THE "COMPANY") OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THE SECURITY (OR ANY PREDECESSOR OF THIS SECURITY) (THE "RESALE RESTRICTION TERMINATION DATE"), ONLY (A) TO THE COMPANY, (B) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, (E) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPH (a) (1), (2), (3) OR (7) OF RULE 501 UNDER THE SECURITIES ACT THAT IS ACQUIRING THE SECURITY FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL "ACCREDITED INVESTOR," FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, OR (F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY'S AND THE TRANSFER AGENT'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER (i) PURSUANT TO CLAUSES (D), (E) OR (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND (ii) IN EACH OF THE FOREGOING CASES, TO REQUIRE THAT A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THIS SECURITY IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE TRANSFER AGENT. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF A HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

     [Include if Preferred Security is a Regulation S Definitive Preferred Security or any other Security issue in respect of a Preferred Security initially issued in reliance on Regulation S under the Securities Act -- SUBSEQUENT TRANSFERS OF THIS SECURITY (OR ANY OTHER SECURITY REFERRED TO ABOVE) AND REGISTRATION OF SUCH TRANSFERS ARE SUBJECT TO THE PRIOR SATISFACTION OF THE CERTIFICATION REQUIREMENTS AS THE REGISTRAR OR TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.]

     [Include if Preferred Security is Restricted Definitive Preferred Security -- IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.]

     [Include if Preferred Security is in global form and The Depository Trust Company is the U. S. Depository -- UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC) ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

     [Include if Preferred Security is in global form -- TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE DECLARATION REFERRED TO BELOW.]

Certificate Number                  Number of Preferred
Securities

                                    CUSIP NO. [          ]


                      Preferred Securities

                               of

               Continental Airlines Finance Trust

    8 1/2% Convertible Trust Originated Preferred Securities
         (liquidation amount $50 per Preferred Security)

          Continental Airlines Finance Trust, a statutory business trust formed under the laws of the State of Delaware (the "Trust"), hereby certifies that
_________________________________________________________________
(the "Holder") is the registered owner of preferred securities of the Trust representing undivided beneficial interests in the assets of the Trust designated the 8 1/2% Convertible Trust Originated Preferred Securities (liquidation amount $50 per Preferred Security) (the "Preferred Securities") . The Preferred Securities are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer. The designation, rights, privileges, restrictions, preferences and other terms and provisions of the Preferred Securities represented hereby are issued and shall in all respects be subject to the provisions of the Amended and Restated Declaration of Trust of the Trust dated as of November 28, 1995, as the same may be amended from time to time (the "Declaration"), including the designation of the terms of the Preferred Securities as set forth in Annex I to the Declaration. Capitalized terms used herein but not defined shall have the meaning given them in the Declaration. The Holder is entitled to the benefits of the Preferred Securities Guarantee to the extent provided therein. The Sponsor will provide a copy of the Declaration, the Preferred Securities Guarantee and the Indenture to a Holder without charge upon written request to the Trust at its principal place of business.

          Reference is hereby made to select provisions of the Preferred Securities set forth on the reverse hereof, which select provisions shall for all purposes have the same effect as if set forth at this place.

          Upon receipt of this certificate, the Holder is bound by the Declaration and is entitled to the benefits thereunder.

          By acceptance of this Preferred Security, the Holder agrees to treat, for United States federal income tax purposes, the Debentures as indebtedness and the Preferred Securities as evidence of indirect beneficial ownership in the Debentures.

          By acceptance of this Preferred Security, the Holder agrees to be bound by the terms of the Registration Rights
Agreement relating to the Preferred Securities and the Class B
Common Stock issuable upon conversion thereof.

          Unless the Property Trustee's Certificate of Authenti-cation hereon has been properly executed, these Preferred Securi-ties shall not be entitled to any benefit under the Declaration or be valid or obligatory for any purpose.

          IN WITNESS WHEREOF, the Trust has executed this certificate this day of _____________, l99_.

                         Continental Airlines Finance Trust

                         By: ______________________
                         Name:  Jeffery A. Smisek
                         Title:  Regular Trustee

        PROPERTY TRUSTEE'S CERTIFICATE OF AUTHENTICATION

          This is one of the Preferred Securities referred to in the within-mentioned Declaration.

Dated:  __________, _____

                         WILMINGTON TRUST COMPANY,
                           not in its individual capacity but
                           solely as Property Trustee

                         By: ____________________
                             Authorized Signatory

                  [FORM OF REVERSE OF SECURITY]

          Distributions payable on each Preferred Security will be fixed at a rate per annum of 8 1/2% (the "Coupon Rate") of the stated liquidation amount of $50 per Preferred Security, such rate being the rate of interest payable on the Debentures to be held by the Property Trustee. Distributions in arrears for more than one quarter will bear interest thereon compounded quarterly at the Coupon Rate (to the extent permitted by applicable law) The term "Distributions" as used herein includes such cash distributions and any such interest payable unless otherwise stated. A Distribution is payable only to the extent that payments are made in respect of the Debentures held by the Property Trustee and to the extent the Property Trustee has funds available therefor. The amount of Distributions payable for any period will be computed for any full quarterly Distribution period on the basis of a 360-day year of twelve 30-day months, and for any period shorter than a full quarterly Distribution period for which Distributions are computed, Distributions will be computed on the basis of the actual number of days elapsed per 30-day month.

          Except as otherwise described below, distributions on the Preferred Securities will be cumulative, will accrue from the date of original issuance and will be payable quarterly in arrears, on March 1, June 1, September 1, and December of each year, commencing on March 1, 1996, to Holders of record on the Business Day next preceding such payment dates, except as otherwise provided in the indenture, which payment dates shall correspond to the interest payment dates on the Debentures. The Debenture Issuer has the right under the Indenture to defer payments of interest by extending the interest payment period from time to time on the Debentures for a period not exceeding 20 consecutive quarters (each an "Extension Period") and, as a consequence of such deferral, Distributions will also be deferred. Despite such deferral, quarterly Distributions will continue to accrue with interest thereon (to the extent permitted by applicable law) at the Coupon Rate compounded quarterly during any such Extension Period. Prior to the termination of any such Extension Period, the Debenture Issuer may further extend such Extension Period; provided that such Extension Period together with all such previous and further extensions thereof may not exceed 20 consecutive quarters. Payments of accrued Distributions will be payable to Holders as they appear on the books and records of the Trust on the first record date after the end of the Extension Period. Upon the termination of any Extension Period and the payment of all amounts then due, the Debenture Issuer may commence a new Extension Period, subject to the above requirements.

          The Preferred Securities shall be redeemable as provided in the Declaration.

          The Preferred Securities shall be convertible into shares of Class B common stock of Continental Airlines, Inc. ("Class B Common Stock") , through (i) the exchange of Preferred Securities for a portion of the Debentures and (ii) the immediate conversion of such Debentures into Class B Common Stock, in the manner and according to the terms set forth in the Declaration.

                       CONVERSION REQUEST

To:  Wilmington Trust Company,
       not in its individual capacity
       but solely as Property Trustee of
       Continental Airlines Finance Trust

          The undersigned owner of these Preferred Securities hereby irrevocably exercises the option to convert these Preferred Securities, or the portion below designated, into Class B Common Stock of CONTINENTAL AIRLINES, INC. (the "Class B Common Stock") in accordance with the terms of the Amended and Restated Declaration of Trust (the "Declaration") , dated as of November 28, 1995, by and among Lawrence W. Kellner and Jeffery A. Smisek, as Regular Trustees, Wilmington Trust Company, not in its individual capacity but solely as Delaware Trustee and as Property Trustee, and Continental Airlines, Inc., as Sponsor. Pursuant to the aforementioned exercise of the option to convert these Preferred Securities, the undersigned hereby directs the Conversion Agent (as that term is defined in the Declaration) to
(i) exchange such Preferred Securities for a portion of the Debentures (as that term is defined in the Declaration) held by the Trust (at the rate of exchange specified in the terms of the Preferred Securities set forth as Annex I to the Declaration) and
(ii) immediately convert such Debentures on behalf of the undersigned, into Class B Common Stock (at the conversion rate specified in the terms of the Preferred Securities set forth as Annex I to the Declaration).

          The undersigned does also hereby direct the Conversion Agent that the shares issuable and deliverable upon conversion, together with any check in payment for fractional shares, be issued in the name of and delivered to the undersigned, unless a different name has been indicated in the assignment below. If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto.

          Any holder, upon the exercise of its conversion rights in accordance with the terms of the Declaration and the Preferred Securities, agrees to be bound by the terms of the Registration Rights Agreement relating to the Class B Common Stock issuable upon conversion of the Preferred Securities.

Date:  __________, ____

          in whole __         in part __
                              Number of Preferred Securities
                              to be converted:
____________________

                              If a name or names other than the
                              undersigned, please indicate in the
                              spaces below the name or names in
                              which the shares of Class B Common
                              Stock are to be issued, along with
                              the address or addresses of such
                              person or persons

                         _______________________________________
                         _______________________________________
                         _______________________________________
                         _______________________________________
                         _______________________________________
                         _______________________________________

                         _______________________________________
                         Signature (for conversion only)

                              Please Print or Typewrite Name and
                              Address, Including Zip code, and
                              Social Security or Other
                              Identifying Number

                         _______________________________________
                         _______________________________________
                         _______________________________________

                         Signature Guarantee:*__________________
__________________
* (Signature must be guaranteed by an "eligible guarantor institution" that is, a bank, stockbroker, savings and loan association or credit union meeting the requirements of the Registrar, which requirements include membership or participation in the Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.)

                           ASSIGNMENT

FOR VALUE RECEIVED, the undersigned assigns and transfers this Preferred Security to:
________________________________________________________________
________________________________________________________________
________________________________________________________________
(Insert assignee's social security or tax identification number)

________________________________________________________________
________________________________________________________________
________________________________________________________________
            (Insert address and zip code of assignee)

and irrevocably appoints
________________________________________________________________
________________________________________________________________
________________________________________________________________
agent to transfer this Preferred Security on the books of the Trust. The agent may substitute another to act for him or her.

Date: ________________________

Signature: ___________________
(Sign exactly as your name appears on the other side of this Preferred Security certificate)

Signature Guarantee: **_________________________________________

__________________
** (Signatuare must be guaranteed by an "eligible guarantor institution" that is, a bank, stockbroker, savings and loan association or credit union meeting the requirements of the Registrar, which requirements include membership or participation in the Securities rnasfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.)

                      ____________________

CERTIFICATE TO BE DELIVERED UPON EXCHANGE OR REGISTRATION OF
RESTRICTED PREFERRED SECURITIES

This certificate relates to ______________ Preferred Securities held in (check applicable space) ____ book-entry or ____ definitive form by the undersigned.

(A)  The undersigned (check one box below):

/ / has requested the Property Trustee by written order to deliver in exchange for its beneficial interest in the Rule 144A Global Preferred Security held by the Depositary a Preferred Security or Preferred Securities in definitive, registered form in such number equal to its beneficial interest in such Rule 144A Global Preferred Security (or the number thereof indicated above); or

/ / has requested the Property Trustee by written order to exchange its Preferred Security in definitive registered form for an interest in the Rule 144A Global Preferred Security held by the Depositary in such number equal to number of Preferred Securities in definitive registered form so held; or

/ / has requested the Property Trustee by written order to exchange or register the transfer of a Preferred Security or Preferred Securities.

(B)  The undersigned confirms that such Securities are being
(check      one box below)

     (1) / / acquired for the undersigned's own account, without transfer (in satisfaction of Section 9.2(d) (i-i)
               (A) ; or

     (2) / / pursuant to and in compliance with Rule 144A under the Securities Act of 1933; or

     (3) / / pursuant to and in compliance with Regulation S under the Securities Act of 1933; or

     (4)  / /  pursuant to Rule 144 of the Securities Act of
1933.

Unless one of the boxes in (B) above is checked, the Property Trustee will refuse to register any of the Preferred Securities evidenced by this certificate in the name of any person other than the registered Holder thereof; provided, however, that if box (3) or (4) is checked, the Property Trustee may require, prior to registering any such transfer of the Preferred Securities such legal opinions, certifications and other information as the Trust has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, such as the exemption provided by Rule 144 under such Act.

                              _____________________________
                                        Signature

Signature Guarantee:***

___________________________   _____________________________
Signature must be guaranteed           Signature
_________________________________________________________________

      TO BE COMPLETED BY PURCHASER IF (2) ABOVE IS CHECKED.

          The undersigned represents and warrants that it is purchasing these Preferred Securities for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act of 1933, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Trust as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Dated:  ________________
_____________________________________
                              NOTICE:   To be executed by an
                                        executive officer

__________________
*** (Signature must be guaranteed by an "eligible guarantor institution" that is, a bank, stockbroker, savings and loan association or credit union meeting the requirements of the Registrar, which requirements include membership or participation in the Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.)

                           EXHIBIT A-2

              FORM OF EXCHANGED PREFERRED SECURITY

                   [FORM OF FACE OF SECURITY]

          [Include if Preferred Security is in global form and the Depository Trust Company is the U. S. Depositary -- UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC) ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

          [Include if Preferred Security is in global form -- TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE DECLARATION REFERRED TO BELOW.]


Certificate Number                 Number of Preferred Securities

                                           CUSIP NO. [          ]


                      Preferred Securities

                               of

               Continental Airlines Finance Trust


             8-1/2% Convertible Preferred Securities
         (liquidation amount $50 per Preferred Security)


          Continental Airlines Finance Trust, a statutory business trust formed under the laws of the State of Delaware (the "Trust"), hereby certifies that (the "Holder") is the registered owner of preferred securities of the Trust representing undivided beneficial interests in the assets of the Trust designated the 8-1/2% Convertible Trust Originated Preferred Securities (liquidation amount $50 per Preferred Security) (the "Preferred Securities"). The Preferred Securities are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer. The designation, rights, privileges, restrictions, preferences and other terms and provisions of the Preferred Securities represented hereby are issued and shall in all respects be subject to the provisions of the Amended and Restated Declaration of Trust of the Trust dated as of November 28, 1995, as the same may be amended from time to time (the "Declaration"), including the designation of the terms of the Preferred Securities as set forth in Annex I to the Declaration. Capitalized terms used herein but not defined shall have the meaning given them in the Declaration. The Holder is entitled to the benefits of the Preferred Securities Guarantee to the extent provided therein. The Sponsor will provide a copy of the Declaration, the Preferred Securities Guarantee and the Indenture to a Holder without charge upon written request to the Trust at its principal place of business.

          Reference is hereby made to select provisions of the Preferred Securities set forth on the reverse hereof, which select provisions shall for all purposes have the same effect as if set forth at this place.

          Upon receipt of this certificate, the Holder is bound by the Declaration and is entitled to the benefits thereunder.

          By acceptance, the Holder agrees to treat, for United
States federal income tax purposes, the Debentures as indebtedness and the Preferred Securities as evidence of indirect beneficial ownership in the Debentures.

          Unless the Property Trustee's Certificate of
Authentication hereon has been properly executed, these Preferred
Securities shall not be entitled to any benefit under the Declaration or be valid or obligatory for any purpose.

          IN WITNESS WHEREOF, the Trust has executed this certificate this day of ____________, 199__.


                              Continental Airlines Finance Trust


                              By:  _____________________________
                                   Name:
                                   Title:











        PROPERTY TRUSTEE'S CERTIFICATE OF AUTHENTICATION

          This is one of the Preferred Securities referred to in the within-mentioned Declaration.

Dated:  _________, _____


                              WILMINGTON TRUST COMPANY,
                                not in its individual
                                capacity but solely as
                                Property Trustee


                              By:  ___________________________
                                        Authorized Signatory


                  [FORM OF REVERSE OF SECURITY]

          Distributions payable on each Preferred Security will be fixed at a rate per annum of 8-1/2% (the "Coupon Rate") of the stated liquidation amount of $50 per Preferred Security, such rate being the rate of interest payable on the Debentures to be held by the Property Trustee. Distributions in arrears for more than one quarter will bear interest thereon compounded quarterly at the Coupon Rate (to the extent permitted by applicable law). The term "Distributions" as used herein includes such cash distributions and any such interest payable unless otherwise stated. A Distribution is payable only to the extent that payments are made in respect of the Debentures held by the Property Trustee and to the extent the Property Trustee has funds available therefor. The amount of Distributions payable for any period will be computed for any full quarterly Distribution period on the basis of a 360-day year of twelve 30-day months, and for any period shorter than a full quarterly Distribution period for which Distributions are computed, Distributions will be computed on the basis of the actual number of days elapsed per 30-day month.

          Except as otherwise described below and in the Declaration, distributions on the Preferred Securities will be cumulative, will accrue from the date of original issuance and will be payable quarterly in arrears, on March 1, June 1, September 1 and December 1 of each year, commencing on March 1, 1996, to Holders of record one Business Day prior to such payment dates, which payment dates shall correspond to the interest payment dates on the Debentures. The Debenture Issuer has the right under the Indenture to defer payments of interest by extending the interest payment period from time to time on the Debentures for a period not exceeding 20 consecutive quarters (each an "Extension Period") and, as a consequence of such deferral, Distributions will also be deferred. Despite such deferral, quarterly Distributions will continue to accrue with interest thereon (to the extent permitted by applicable law) at the Coupon Rate compounded quarterly during any such Extension Period. Prior to the termination of any such Extension Period, the Debenture Issuer may further extend such Extension Period; provided that such Extension Period together with all such previous and further extensions thereof may not exceed 20 consecutive quarters. Payments of accrued Distributions will be payable to Holders as they appear on the books and records of the Trust on the first record date after the end of the Extension Period. Upon the termination of any Extension Period and the payment of all amounts then due, the Debenture Issuer may commence a new Extension Period, subject to the above requirements.

          The Preferred Securities shall be redeemable as provided in the Declaration.

          The Preferred Securities shall be convertible into shares of Class B Common Stock of Continental Airlines, Inc.
("Class B Common Stock"), through (i) the exchange of Preferred Securities for a portion of the Debentures and (ii) the immediate conversion of such Debentures into Class B Common Stock, in the manner and according to the terms set forth in the Declaration.

                       CONVERSION REQUEST


To: Wilmington Trust Company, not in its individual capacity but solely as Property Trustee of Continental
     Airlines Finance Trust

          The undersigned owner of these Preferred Securities hereby irrevocably exercises the option to convert these Preferred Securities, or the portion below designated, into Class B Common Stock of Continental Airlines, Inc. (the "Class B Common Stock") in accordance with the terms of the Amended and Restated Declaration of Trust (the "Declaration"), dated as of November 28, 1995, by and among Lawrence W. Kellner and Jeffery A. Smisek, as Regular Trustees, Wilmington Trust Company, not in its individual capacity but solely as Delaware Trustee and Property Trustee and Continental Airlines, Inc., as Sponsor. Pursuant to the aforementioned exercise of the option to convert these Preferred Securities, the undersigned hereby directs the Conversion Agent (as that term is defined in Annex I to the Declaration) to (i) exchange such Preferred Securities for a portion of the Debentures (as that term is defined in the Declaration) held by the Trust (at the rate of exchange specified in the terms of the Preferred Securities set forth as Annex I to the Declaration) and (ii) immediately convert such Debentures on behalf of the undersigned, into Class B Common Stock (at the conversion rate specified in the terms of the Preferred Securities set forth as Annex I to the Declaration).

          The undersigned does also hereby direct the Conversion Agent that the shares issuable and deliverable upon conversion, together with any check in payment for fractional shares, be issued in the name of and delivered to the undersigned, unless a different name has been indicated in the assignment below. If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto.

          Any holder, upon the exercise of its conversion rights in accordance with the terms of the Declaration and the Preferred Securities, agrees to be bound by the terms of the Registration Rights Agreement relating to the Class B Common Stock issuable upon conversion of the Preferred Securities.

Date: ____________, ____

     in whole __              in part __
                              Number of Preferred Securities to
                              be converted: ___________________

                              If a name or names other than the
                              undersigned, please indicate in the
                              spaces below the name or names in
                              which the shares of Class B Common
                              Stock are to be issued, along with
                              the address or addresses of such
                              person or persons

                         _______________________________________
                         _______________________________________
                         _______________________________________
                         _______________________________________
                         _______________________________________
                         _______________________________________


                         _______________________________________
                         Signature (for conversion only)

                              Please Print or Typewrite Name and
                              Address, Including Zip Code, and
                              Social Security or Other
                              Identifying Number

                         _______________________________________
                         _______________________________________
                         _______________________________________

                         Signature Guarantee:___________________

_______________
* (Signature must be guaranteed by an "eligible guarantor institution" that is, a bank, stockbroker, savings and loan association or credit union meeting the requriements of the Registrar, which requriements include membership or participation in the Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.)

                      _____________________

                           ASSIGNMENT

FOR VALUE RECEIVED, the undersigned assigns and transfers this Preferred Security Certificate to:

________________________________________________________________
________________________________________________________________
________________________________________________________________

(Insert assignee's social security or tax identification number)

________________________________________________________________
________________________________________________________________
________________________________________________________________
________________________________________________________________

            (Insert address and zip code of assignee)

and irrevocably appoints

________________________________________________________________
________________________________________________________________
________________________________________________________________

agent to transfer this Preferred Security Certificate on the books of the Trust. The agent may substitute another to act for him or her.

Date: _______________________

Signature: __________________
(Sign exactly as your name appears on the other side of this Preferred Security Certificate)

Signature Guarantee**:__________________________________________

** (Signature must be guaranteed by an "eligible guarantor institution" that is, a bank, stockbroker, savings and loan association or credit union meeting the requirements of the Registrar, which requirements include membership or partici-pation in the Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.)

                           EXHIBIT A-3

                     FORM OF COMMON SECURITY

                   [FORM OF FACE OF SECURITY]

     [THIS COMMON SECURITY HAS NOT BEEN REGISTERED UNDER THE
SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE OFFERED, SOLD,
PLEDGED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EXEMPTION
FROM REGISTRATION OR AN EFFECTIVE REGISTRATION STATEMENT.]

     [OTHER THAN AS PROVIDED IN THE DECLARATION (AS DEFINED
HEREIN), THIS SECURITY MAY NOT BE OFFERED, SOLD, PLEDGED OR
OTHERWISE TRANSFERRED EXCEPT TO A RELATED PARTY (AS DEFINED IN
THE DECLARATION) OF CONTINENTAL AIRLINES, INC.]


Certificate Number                    Number of Common Securities


                        Common Securities

                               of

               Continental Airlines Finance Trust


              8-1/2% Convertible Common Securities
    (liquidation amount $50 per Convertible Common Security)


          Continental Airlines Finance Trust, a statutory business trust formed under the laws of the State of Delaware
(the "Trust"), hereby certifies that


_______________________________________________________________
(the "Holder") is the registered owner of common securities of the Trust representing undivided beneficial interests in the assets of the Trust designated the 8-1/2% Convertible Common Securities (liquidation amount $50 per Convertible Common Security) (the "Common Securities"). The Common Securities are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer. The designation, rights, privileges, restrictions, preferences and other terms and provisions of the Common Securities represented hereby are issued and shall in all respects be subject to the provisions of the Amended and Restated Declaration of Trust of the Trust dated as of November 28, 1995, as the same may be amended from time to time (the "Declaration"), including the designation of the terms of the Common Securities as set forth in Annex I to the Declaration. Capitalized terms used herein but not defined shall have the meaning given them in the Declaration. The Holder is entitled to the benefits of the Common Securities Guarantee to the extent provided therein. The Sponsor will provide a copy of the Declaration, the Common Securities Guarantee and the Indenture to a Holder without charge upon written request to the Sponsor at its principal place of business.

          Reference is hereby made to select provisions of the Common Securities set forth on the reverse hereof, which select provisions shall for all purposes have the same effect as if set forth at this place.

          Upon receipt of this certificate, the Sponsor is bound by the Declaration and is entitled to the benefits thereunder.

          By acceptance, the Holder agrees to treat for United
States federal income tax purposes the Debentures as indebtedness and the Common Securities as evidence of indirect beneficial ownership in the Debentures.

          IN WITNESS WHEREOF, the Trust has executed this certificate this day of ____________, 199__.


                              Continental Airlines Finance Trust


                              By:  _____________________________
                                   Name:
                                   Title:

                  [FORM OF REVERSE OF SECURITY]

          Distributions payable on each Common Security will be fixed at a rate per annum of 8-1/2% (the "Coupon Rate") of the stated liquidation amount of $50 per Common Security, such rate being the rate of interest payable on the Debentures to be held by the Property Trustee. Distributions in arrears for more than one quarter will bear interest thereon compounded quarterly at the Coupon Rate (to the extent permitted by applicable law). The term "Distributions" as used herein includes such cash distributions and any such interest payable unless otherwise stated. A Distribution is payable only to the extent that payments are made in respect of the Debentures held by the Property Trustee and to the extent the Property Trustee has funds available therefor. The amount of Distributions payable for any period will be computed for any full quarterly Distribution period on the basis of a 360-day year of twelve 30-day months, and for any period shorter than a full quarterly Distribution period for which Distributions are computed, Distributions will be computed on the basis of the actual number of days elapsed per 30-day month.

          Except as otherwise described below and in the Declaration, distributions on the Common Securities will be cumulative, will accrue from the date of original issuance and will be payable quarterly in arrears, on March 1, June 1, September 1 and December 1 of each year, commencing on March 1, 1996, to Holders of record one (1) Business Day prior to such payment dates, which payment dates shall correspond to the interest payment dates on the Debentures. The Debenture Issuer has the right under the Indenture to defer payments of interest by extending the interest payment period from time to time on the Debentures for a period not exceeding 20 consecutive quarters (each an "Extension Period") and, as a consequence of such deferral, Distributions will also be deferred. Despite such deferral, quarterly Distributions will continue to accrue with interest thereon (to the extent permitted by applicable law) at the Coupon Rate compounded quarterly during any such Extension Period. Prior to the termination of any such Extension Period, the Debenture Issuer may further extend such Extension Period; provided that such Extension Period together with all such previous and further extensions thereof may not exceed 20 consecutive quarters. Payments of accrued Distributions will be payable to Holders as they appear on the books and records of the Trust on the first record date after the end of the Extension Period. Upon the termination of any Extension Period and the payment of all amounts then due, the Debenture Issuer may commence a new Extension Period, subject to the above requirements.

          The Common Securities shall be redeemable as provided in the Declaration.

          The Common Securities shall be convertible into shares of Class B Common Stock of Continental Airlines, Inc. ("Class B Common Stock") through (i) the exchange of Common Securities for a portion of the Debentures and (ii) the immediate conversion of such Debentures into Class B Common Stock, in the manner and according to the terms set forth in the Declaration.

                       CONVERSION REQUEST


To:  Wilmington Trust Company
       not in its individual
       capacity but solely as
       Property Trustee of
       Continental Airlines
       Finance Trust

          The undersigned owner of these Common Securities hereby irrevocably exercises the option to convert these Common Securities, or the portion below designated, into Class B Common Stock of Continental Airlines Inc. (the "Class B Common Stock") in accordance with the terms of the Amended and Restated Declaration of Trust (the "Declaration"), dated as of November 28, 1995, by and among Lawrence W. Kellner and Jeffery A. Smisek, as Regular Trustees, Wilmington Trust Company, not in its individual capacity but solely as Delaware Trustee and Property Trustee and Continental Airlines Inc., as Sponsor. Pursuant to the aforementioned exercise of the option to convert these Common Securities, the undersigned hereby directs the Conversion Agent (as that term is defined in Annex I to the Declaration) to (i) exchange such Common Securities for a portion of the Debentures (as that term is defined in the Declaration) held by the Trust (at the rate of exchange specified in the terms of the Common Securities set forth as Annex I to the Declaration) and (ii) immediately convert such Debentures on behalf of the undersigned, into Class B Common Stock (at the conversion rate specified in the terms of the Common Securities set forth as Annex I to the Declaration).

          The undersigned does also hereby direct the Conversion Agent that the shares issuable and deliverable upon conversion, together with any check in payment for fractional shares, be issued in the name of and delivered to the undersigned, unless a different name has been indicated in the assignment below. If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto.

          Any holder, upon the exercise of its conversion rights in accordance with the terms of the Declaration and the Common Securities, agrees to be bound by the terms of the Registration Rights Agreement relating to the Class B Common Stock issuable upon conversion of the Common Securities.

Date: ____________, ____

     in whole __              in part __
                              Number of Common Securities to be
                              converted:  _____________________


                              If a name or names other than the
                              undersigned, please indicate in the
                              spaces below the name or names in
                              which the shares of International
                              Paper Common Stock are to be
                              issued, along with the address or
                              addresses of such person or persons

                         ________________________________________
                         ________________________________________
                         ________________________________________
                         ________________________________________
                         ________________________________________
                         ________________________________________


                         ________________________________________
                         Signature (for conversion only)

                              Please Print or Typewrite Name and
                              Address, Including Zip Code, and
                              Social Security or Other
                              Identifying Number

                         ________________________________________
                         ________________________________________
                         ________________________________________

                         Signature Guarantee:* __________________
_________________
* (Signature must be guaranteed by an "eligible guarantor institution" that is, a bank, stockbroker, savings and loan association or credit union meeting the requirements of the Registrar, which requirements include membership or participation in the Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.)

                      _____________________


                           ASSIGNMENT

FOR VALUE RECEIVED, the undersigned assigns and transfers this Common Security Certificate to:
_________________________________________________________________
_________________________________________________________________
_________________________________________________________________
(Insert assignee's social security or tax identification number)

_________________________________________________________________
_________________________________________________________________
_________________________________________________________________
_________________________________________________________________
(Insert address and zip code of assignee)

and irrevocably appoints ________________________________________
_________________________________________________________________
______________________________________________ agent to transfer this Common Security Certificate on the books of the Trust. The agent may substitute another to act for him or her.

Date: _______________________

Signature: __________________
(Sign exactly as your name appears on the other side of this Common Security Certificate)

Signature Guarantee**:  ___________________________________




___________________

** (Signature must be guaranteed by an "eligible guarantor institution" that is, a bank, stockbroker, savings and loan association or credit union meeting the requirements of the Registrar, which requirements include membership or participation in the Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.)

                            EXHIBIT B

                        FORM OF SECURITY

              (Filed as Exhibit A-1 to Exhibit 4.4
                 to this Registration Statement)

                                                 EXHIBIT C









              CONTINENTAL AIRLINES FINANCE TRUST

                           4,500,000

          8 1/2% Convertible Trust Originated Preferred
             Securitiessm ("Convertible TOPrSsm")
              guaranteed by and convertible into
               shares of Class B common stock of
                  CONTINENTAL AIRLINES, INC.






                      PURCHASE AGREEMENT





                   Dated:  November 21, 1995

                 CONTINENTAL AIRLINES FINANCE TRUST


                                4,500,000

            8 1/2% Convertible Trust Originated Preferred
                Securitiessm ("Convertible TOPrSsm")



                           PURCHASE AGREEMENT




November 21, 1995
MERRILL LYNCH & CO.
Merrill Lynch, Pierce, Fenner & Smith
              Incorporated
CS FIRST BOSTON CORPORATION
DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION
SMITH BARNEY INC.
As representatives of the several
initial purchasers listed on Schedule A hereof
c/o MERRILL LYNCH & CO.
    Merrill Lynch, Pierce, Fenner & Smith
                   Incorporated
    Merrill Lynch World Headquarters
    North Tower
    World Financial Center
    New York, New York  10281-1305

Ladies and Gentlemen:

            Continental Airlines Finance Trust (the "Trust"), a statutory business trust organized under the Business Trust Act (the "Delaware Act") of the State of Delaware (Chapter 38, Title 12, of the Delaware Code, 12 Del. C. Section 3801 et seq.), proposes to issue and sell to Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith & Co. Incorporated ("Merrill Lynch") and each of the other Initial Purchasers named on Schedule A hereto (the "Initial Purchasers", which term shall also include any initial purchaser substituted as hereinafter provided in Section 12 hereof), for whom Merrill Lynch, CS First Boston Corporation, Donaldson, Lufkin & Jenrette Securities Corporation and Smith Barney Inc. are acting as representatives (in such capacity, the "Representatives"), in the respective amounts set forth on Schedule A hereto, an aggregate of 4,500,000 8 1/2% Convertible Trust Originated Preferred Securities, liquidation amount $50 per security (the "Firm Preferred Securities"), and, at the election of the Initial Purchasers, solely to cover overallotments, if any, in connection with the offering of the Firm Preferred Securities, up to 675,000 additional 8 1/2% Convertible Trust Originated Preferred Securities (the "Additional Preferred Securities"). The Firm Preferred Securities and any Additional Preferred Securities that the Initial Purchasers elect to purchase are collectively referred to as the "Preferred Securities." The Preferred Securities will be convertible at the option of the holder thereof into shares of Class B Common Stock, par value $.01 per share (the "Class B Common Stock"), of Continental Airlines, Inc. ("Continental")

            The Preferred Securities will be guaranteed by Continental, to the extent set forth in the Offering Memorandum (as defined below), with respect to distributions and amounts payable upon liquidation or redemption (the "Preferred Securities Guarantee") pursuant to the Preferred Securities Guarantee Agreement (the "Preferred Securities Guarantee Agreement") to be dated as of the Closing Time executed and delivered by Continental and Wilmington Trust Company, not in its individual capacity but solely as trustee, for the benefit of the holders from time to time of the Preferred Securities. The entire proceeds from the sale of the Preferred Securities will be combined with the entire proceeds from the sale by the Trust to Continental of its common securities (the "Common Securities") guaranteed by Continental, to the extent set forth in the Offering Memorandum, with respect to distributions and amounts payable upon liquidation or redemption (the "Common Securities Guarantee" and, together with the Preferred Securities Guarantee, the "Guarantees") pursuant to the Common Securities Guarantee Agreement (the "Common Securities
Guarantee Agreement" and, together with the Preferred
Securities Guarantee Agreement, the "Guarantee Agreements"), to be dated as of the Closing Time, executed and delivered by Continental for the benefit of the holders from time to time of the Common Securities, and will be used by the Trust to purchase the 8 1/2% Convertible Subordinated Deferrable Interest Debentures due 2020 (the "Convertible Subordinated Debentures") issued by Continental. The Preferred Securities and the Common Securities will be issued pursuant to the amended and restated declaration of trust of the Trust, to be dated as of the Closing Time (the "Declaration"), among Continental, as
Sponsor, the trustees named therein (the "Trustees") and the holders from time to time of undivided beneficial interests in the assets of the Trust. The Convertible Subordinated Debentures will be issued pursuant to an Indenture, to be dated as of the Closing Time (the "Indenture"), among Continental and Wilmington Trust Company, as trustee (the "Indenture Trustee"). The Preferred Securities, Preferred Securities Guarantee, Convertible Subordinated Debentures and Conversion Shares (as defined below) are collectively referred to herein as the "Securities". This Agreement, the Indenture, the Declaration, the Guarantee Agreements, the Securities and the Registration Rights Agreement (as defined below) are referred to collectively as the "Operative Documents." Capitalized terms used herein without definition have the respective meanings specified in the Offering Memorandum.

            The Preferred Securities will be offered and sold to the Initial Purchasers without registration under the Securities Act of 1933, as amended (the "Act"), in reliance upon exemptions from the registration requirements of the Act. In connection with the sale of the Preferred Securities, the Trust and Continental have prepared a preliminary offering memorandum dated November 9, 1995 (the "Preliminary Offering Memorandum") and a final offering memorandum dated the date hereof (such final offering memorandum, in the form first furnished to the Initial Purchasers for use in connection with the offering of the Preferred Securities, or if such form is not so used, in the form subsequently furnished for such use, the "Offering Memorandum"), each setting forth certain information concerning the Trust, Continental and the Securities. The Trust and Continental hereby confirm that they have authorized the use of the Preliminary Offering Memorandum and the Offering Memorandum in connection with the offer and resale of the Preferred Securities by the Initial Purchasers. Unless stated to the contrary, all references herein to the Offering Memorandum are to the Offering Memorandum at the date hereof (the "Execution Time") and are not meant to include any amendment or supplement thereto subsequent to the Execution Time. If the Trust and Continental prepare a supplement dated the date hereof to the Preliminary Offering Memorandum containing only pricing related information, then the term "Offering Memorandum" for purposes of this Agreement shall refer collectively to the Preliminary Offering Memorandum and such supplement.

            The Trust and Continental understand that the Initial Purchasers propose to make an offering of the Preferred Securities only on the terms, subject to the conditions and in the manner set forth in the Offering Memorandum and Section 4 hereof, as soon as the Initial Purchasers deem advisable after this Agreement has been executed and delivered.

            The Initial Purchasers and other holders of Securities (including subsequent transferees) will be entitled to the benefits of the registration rights agreement, to be dated as of the Closing Time (as defined below) (the "Registration Rights Agreement") among the Trust, Continental and the Initial Purchasers, in the form attached hereto as Exhibit A. Pursuant to the Registration Rights Agreement, the Trust and Continental will agree to file with the Securities and Exchange Commission (the "Commission") under the circumstances set forth therein a shelf registration statement pursuant to Rule 415 under the Act relating to the resale of
(i) the Preferred Securities, (ii) the Convertible Subordinated Debentures and (iii) the shares of Class B Common Stock of Continental initially issuable upon conversion of the Convertible Subordinated Debentures (the "Conversion Shares") by holders thereof, and to use their best efforts to cause such shelf registration statement to be declared effective.

            SECTION 1.  Representations and Warranties.  (a)  The
Trust and Continental represent and warrant, jointly and severally, to the Initial Purchasers as of the date hereof that:

                (i) As of their respective dates, none of the Offering Memorandum or any amendment or supplement thereto, and as of the Closing Time, the Offering Memorandum, as amended or supplemented to such time, contained or will contain an untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, that this representation and warranty does not apply to statements or omissions made in reliance upon and in conformity with information furnished in writing by the Initial Purchasers to Continental expressly for use in the Offering Memorandum or any amendment or supplement thereto.

               (ii)  Each of the Preferred Securities, the
      Preferred Securities Guarantee and the Convertible
      Subordinated Debentures satisfy the eligibility requirements of Rule 144A(d)(3) under the Act.

              (iii) None of the Trust, Continental, any of their affiliates (as such term is defined in Rule 501(b) of Regulation D under the Act ("Regulation D")), or any person acting on behalf of the foregoing (other than the Initial Purchasers, as to which no representation or warranty is made) has, directly or indirectly, made offers or sales of any security, or solicited offers to buy any security, under circumstances that would require the registration of the Securities under the Act.

               (iv) None of the Trust, Continental or any of their affiliates (as such term is defined in Rule 501(b) of Regulation D) or any person (other than the Initial Purchasers, as to which no representation or warranty is made) acting on the Trust's or Continental's behalf has engaged, in connection with the offering of the Securities, (A) in any form of general solicitation or general advertising within the meaning of Rule 502(c) under the Act or (B) in any directed selling efforts within the meaning of Rule 902 under the Act in the United States in connection with the Securities being offered and sold pursuant to Regulation S under the Act, and each of them has complied with the offering restrictions requirement of Regulation S under the Act.

                (v) Assuming the accuracy of the representations and warranties and compliance with the agreements of the Initial Purchasers in Section 4, it is not necessary in connection with the offer, sale and delivery of the Preferred Securities to the Initial Purchasers, or in connection with the initial resale of the Preferred Securities by the Initial Purchasers in accordance with this Agreement, to register the Securities under the Act or to qualify the Indenture, the Guarantees or the Declaration under the Trust Indenture Act of 1939, as amended (the "TIA").

               (vi) The accountants that examined and certified the consolidated financial statements of Continental included in the Offering Memorandum are independent public accountants within the meaning of the Act and the applicable rules and regulations thereunder.

              (vii) The audited and unaudited consolidated financial statements of Continental included in the Offering Memorandum, together with the related notes thereto, present fairly in all material respects the financial position, results of operations and cash flows of Continental and its consolidated subsidiaries, at the dates and for the periods to which they relate, and, except as otherwise stated in the Offering Memorandum, have been prepared in accordance with United States generally accepted accounting principles ("GAAP").

             (viii) Since the respective dates as of which information is given in the Offering Memorandum, except as otherwise specifically stated therein, there has been no
      (A) material adverse change in the financial condition, properties, assets or results of operations of Continental and its consolidated subsidiaries taken as a whole, whether or not arising in the ordinary course of business (a "Material Adverse Change"), (B) transaction entered into by Continental or any of its consolidated subsidiaries, other than in the ordinary course of business, that is material to Continental and its consolidated subsidiaries, taken as a whole, or (C) divi-dend or distribution of any kind declared, paid or made by Continental on its capital stock (other than declarations or scheduled payments of dividends on Continental's outstanding preferred stock in additional shares of such preferred stock).

               (ix) The only subsidiaries of Continental that are "significant subsidiaries" within the meaning of Rule 1-02(w) of Regulation S-X under the Act as of the date hereof are Air Micronesia, Inc. and Continental Micronesia, Inc., each a Delaware corporation (collectively, together with Continental Express, Inc., a Delaware corporation, the "Subsidiaries"). Continental and each of the Subsidiaries has been duly incorporated and is validly existing in good standing as a corporation under the laws of its respective jurisdiction of incorporation, with corporate power and authority, (a) to own, lease and operate its respective properties and to conduct its respective business as now conducted and as described in the Offering Memorandum and (b) with respect to Continental, to enter into, deliver, incur and perform its obligations under the Operative Documents; and each is duly qualified to transact business as a foreign corporation in good standing in each jurisdiction where the ownership or leasing of its respective properties or the conduct of its respective businesses requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the business, financial condition, assets or results of operations of Continental and its consolidated subsidiaries taken as a whole (a "Material Adverse Effect").

                (x) Except for subsequent issuances, if any, pursuant to this Agreement, upon conversion or exchange of capital stock of Continental as permitted or required under Continental's charter or upon issuance of stock or exercise of stock options or warrants pursuant to employee benefit plans or outstanding as of the date hereof, Continental has the authorized, issued and outstanding capitalization set forth in the Offering Memorandum under the caption "Capitalization"; all of the outstanding capital stock of Continental has been duly authorized and validly issued, is fully paid and nonassessable; and the authorized capital stock of Continental conforms in all material respects to the statements relating thereto in the Offering Memorandum. All of the outstanding capital stock of each of the Subsidiaries has been duly authorized and validly issued, is fully paid and nonassessable and, except as set forth in the Offering Memorandum, the outstanding shares of capital stock of the Subsidiaries owned by Continental, directly or indirectly, are owned free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity.

               (xi)  The Trust has been duly created and is
      validly existing in good standing as a business trust under the Delaware Act with the power and authority to own property and to conduct its business as described in the Offering Memorandum and to enter into and perform its obligations under this Agreement, the Preferred Securities, the Common Securities and the Declaration; the Trust is duly qualified to transact business as a foreign corporation in good standing in each jurisdiction in which such qualification is necessary, except to the extent that the failure to so qualify would not have a material adverse effect on the Trust; the Trust is not a party to or otherwise bound by any agreement other than those described in the Offering Memorandum; the Trust is not and, assuming compliance by the Trust with the Declaration, will not be classified as an association taxable as a corporation for United States federal income tax purposes.

              (xii)  The Common Securities have been duly
      authorized by the Declaration and, when issued and delivered by the Trust to Continental against payment therefor as described in the Offering Memorandum, will be validly issued and (subject to the terms of the Declaration) fully paid and nonassessable undivided beneficial interests in the assets of the Trust and will conform in all material respects to all statements relating thereto in the Offering Memorandum; the issuance of the Common Securities is not subject to preemptive or other similar rights; and at the Closing Time, all of the issued and outstanding Common Securities of the Trust will be directly owned by Continental free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity.

             (xiii) The Declaration has been duly authorized by Continental and, at the Closing Time, will have been duly executed and delivered by Continental and the Regular Trustees (as defined in the Declaration), and assuming due authorization, execution and delivery of the Declaration by the Property Trustee (as defined in the Declaration), the Declaration will, at the Closing Time, be a valid and binding obligation of Continental and the Regular Trustees, enforceable against Continental and the Regular Trustees in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general principles of equity (the "Bankruptcy Exceptions") and will conform in all material respects to all statements relating thereto in the Offering Memorandum.

              (xiv) Each of the Common Securities Guarantee Agreement and the Preferred Securities Guarantee Agreement has been duly authorized by Continental and, when validly executed and delivered by Continental (and assuming due authorization, execution and delivery of the Preferred Securities Guarantee Agreement by Wilmington Trust Company, not in its individual capacity but solely as trustee), will constitute a valid and binding obligation of Continental, enforceable against Continental in accordance with its terms, subject to the Bankruptcy Exceptions, and the Guarantees and the Guarantee Agreements will conform in all material respects to all statements relating thereto in the Offering Memorandum.

               (xv) The Preferred Securities have been duly authorized by the Declaration and, when authenticated in the manner provided for in the Declaration and issued and delivered pursuant to this Agreement against payment of the consideration set forth herein, will be validly issued and (subject to the terms of the Declaration) fully paid and nonassessable undivided beneficial interests in the assets of the Trust and will conform in all material respects to all statements relating thereto in the Offering Memorandum; the issuance of the Preferred Securities is not subject to preemptive or other similar rights; and holders of Preferred Securities will be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit incorporated under the General Corporation Law of the State of Delaware.

              (xvi) The Indenture has been duly authorized by Continental and, when validly executed and delivered by Continental (and assuming due authorization, execution and delivery by the Indenture Trustee), will constitute a valid and binding agreement of Continental, enforceable against Continental in accordance with its terms, subject to the Bankruptcy Exceptions; and the Indenture will conform in all material respects to all statements relating thereto in the Offering Memorandum.

             (xvii) The Convertible Subordinated Debentures have been duly authorized by Continental and, at the Closing Time, will have been duly executed by Continental and, when authenticated in the manner provided for in the Indenture and delivered against payment therefor as described in the Offering Memorandum, will constitute valid and binding obligations of Continental, enforceable against Continental in accordance with their terms, subject to the Bankruptcy Exceptions; and the Convertible Subordinated Debentures will be entitled to the benefits of the Indenture and will conform in all material respects to all statements relating thereto in the Offering Memorandum.

            (xviii)  Continental's obligations under the
      Preferred Securities Guarantee and Common Securities Guarantee are (a) subordinate and junior in right of payment to all other liabilities of Continental, except any liabilities that may be made pari passu expressly by their terms, and (b) pari passu with the most senior preferred stock issued by Continental and any guarantee now or hereafter entered into by Continental in respect of any preferred or preference stock or preferred securities of any affiliate of Continental.

              (xix) The Convertible Subordinated Debentures are subordinated and junior in right of payment to all Senior
      Indebtedness (as defined in the Indenture) of Continental.

               (xx)  Neither the Trust nor Continental is an
      "investment company" within the meaning of the Investment
      Company Act of 1940.

              (xxi)  The Conversion Shares have been duly
      authorized and validly reserved for issuance upon conversion of the Convertible Subordinated Debentures by all necessary corporate action of Continental and, when duly issued by Continental upon such conversion, will be validly issued, fully paid and nonassessable; no holder thereof will be subject to personal liability for obligations of Continental solely by reason of being such a holder; and, except as disclosed in the Offering Memorandum, the issuance of the Conversion Shares will not be subject to preemptive or similar rights.

             (xxii)  Neither Continental nor any of the
      Subsidiaries is in violation of its respective charter and the Trust is not in violation of the Declaration, and none of Continental, any of the Subsidiaries or the Trust, except as disclosed in the Offering Memorandum, is in default (or, with notice or lapse of time or both, would be in default) in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan agreement, note, lease or other instrument to which it is a party or by which it is bound, or to which any of its respective assets or properties is subject, which default or violation would have a Material Adverse Effect.

            (xxiii) The Trust and Continental each have all corporate power to enter into this Agreement and the Registration Rights Agreement. This Agreement has been and, as of the Closing Time, the Registration Rights Agreement will have been, duly authorized, executed and delivered by each of the Trust and Continental and upon such execution by each of the Trust and Continental (assuming the due authorization, execution and delivery of such agreements by the other parties thereto) this Agreement and the Registration Rights Agreement will constitute the valid and binding obligations of each of the Trust and Continental enforceable against each of the Trust and Continental in accordance with the terms hereof or thereof, subject to the Bankruptcy Exceptions and except as the enforcement of indemnification and contribution provisions hereof and thereof may be limited by applicable law.

             (xxiv) The issuance, sale and delivery of the Securities, the execution, delivery and performance by Continental of this Agreement, the Declaration, the Indenture, the Guarantee Agreements and the Registration Rights Agreement, the consummation by Continental and the Trust of the transactions contemplated hereby and thereby and the application of the proceeds of the Preferred Securities as described in the Offering Memorandum and the compliance by Continental and the Trust with the terms of the foregoing do not, and, at the Closing Time, will not, conflict with or constitute or result in a breach or violation by Continental, the Trust or any of the Subsidiaries of (A) any of the terms or provisions of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) by Continental, the Trust or any of the Subsidiaries, or give rise to any right to accelerate the maturity or require the prepayment of any indebtedness under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of Continental, the Trust or any of the Subsidiaries under, any contract, indenture, mortgage, deed of trust, loan agreement, note, lease, or other instrument to which Continental, the Trust or any of the Subsidiaries is a party or by which any of them may be bound, or to which any of them or any of their respective assets or properties is subject, which individually or in the aggregate would (1) have or result in a Material Adverse Effect, or (2) materially affect the consummation of the transactions contemplated in the Operative Documents and the application of the proceeds of the Preferred Securities as described in the Offering Memorandum; and Continental has no knowledge of any conflict, breach or violation of such terms or provisions or of any such default, in any such case, which has occurred or will so result, (B) the respective charters or by-laws of Continental and the Subsidiaries or (C) any applicable law, administrative regulation or administrative or court decree which would have or result in a Material Adverse Effect, or materially affect the consummation of the transactions contemplated in the Operative Documents and the application of the proceeds of the Preferred Securities as described in the Offering Memorandum.

              (xxv)  Except as disclosed in the Offering
      Memorandum, to the knowledge of Continental, no material labor problem, dispute or disturbance with the employees of Continental or any of the Subsidiaries exists or is threatened.

             (xxvi)  Except as disclosed in the Offering
      Memorandum, there is no legal action, suit or proceeding before or by any court or governmental body or agency, domestic or foreign, now pending or, to the knowledge of Continental, threatened against Continental or any of the Subsidiaries which would, individually or in the aggregate, have a Material Adverse Effect or which could reasonably be expected to have a material adverse effect on the power or ability of Continental to perform its obligations under the Operative Documents or to consummate the transactions contemplated hereby or thereby. Except as disclosed in the Offering Memorandum, neither Continental nor any of the Subsidiaries has received any notice or claim of any default (or event which with notice or lapse of time or both would result in a default) under any of its respective material contracts or has knowledge of any breach of any of such contracts by the other party or parties thereto, except such defaults or breaches as would not result in a Material Adverse Effect.

            (xxvii) No authorization, approval or consent of any court or governmental authority or agency is necessary in connection with the offering, issuance or sale of the Preferred Securities by the Trust and the Guarantees, Convertible Subordinated Debentures and Conversion Shares by Continental in the United States hereunder, except such as may be required under the Act, the Securities Exchange Act of 1934, as amended, the Trust Indenture Act of 1939 or National Association of Securities Dealers, Inc. ("NASD") rules in connection with the registration under the Act of the Securities pursuant to the Registration Rights Agreement, and except such as may be required under state securities laws.

           (xxviii) Except as could not reasonably be expected to have a Material Adverse Effect, Continental and the Subsidiaries possess such permits issued by the appropriate state, federal or foreign regulatory agencies or bodies necessary to conduct their respective businesses in the manner described in the Offering Memorandum. Neither Continental nor any of the Subsidiaries has received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit which, singly or in the aggregate, if the subject of any unfavorable decision, ruling or finding, would have a Material Adverse Effect.

             (xxix)  Except as disclosed in the Offering
      Memorandum, there is no claim pending or to the knowledge of Continental threatened under any Environmental Law (as defined below) against Continental or the Subsidiaries which could reasonably be expected, singly or in the aggregate, to result in a Material Adverse Effect; to the knowledge of Continental there are no past or present actions, conditions, events, circumstances or practices, including, without limitation, the release of any Hazardous Material (as defined below) that could reasonably be expected to form the basis of any such claim under any Environmental Law against Continental or the Subsidiaries which would, singly or in the aggregate, result in a Material Adverse Effect. The term "Environmental Law" means the common law and any federal, state, local or foreign law, rule or regulation, code, order, decree, judgment or injunction, issued, promulgated, approved or entered thereunder relating to pollution or protection of public or employee health or the environment, including, without limitation, the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, the Resource Conservation and Recovery Act, as amended, the Toxic Substance Control Act, as amended, the Clean Air Act, as amended, and the Federal Water Pollution Act, as amended, and their foreign, state and local counterparts or equivalents and any other laws relating to (i) releases of any Hazardous Material into the environment (including, without limitation, ambient air, surface water, ground water, land surface or subsurface strata), (ii) the manufacture, processing, distribution, use, treatment, storage, disposal, transport, presence or handling of any Hazardous Material, or (iii) underground storage tanks and related piping, and releases therefrom. The term "Hazardous Material" means any pollutant, contaminant, chemical, hazardous material, or industrial, toxic or hazardous substance or waste (including, without limitation, petroleum, including crude oil or any fraction thereof or any petroleum product) regulated by or the subject of any Environmental Law.

              (xxx) There are no persons with registration rights or other similar rights to have any securities of Continental (other than the Securities) registered under any registration statement contemplated by the Registration Rights Agreement, other than (i) the holders of each of the Series A 6% Convertible Secured Debentures due 2002, the Series B 8% Convertible Secured Debentures due 2000 and the 10.22% Series A Unsecured Sinking Fund Notes due 2000 of Continental, (ii) Air Partners, L.P. and
      (iii) Air Canada.

             (xxxi)  The Preferred Securities have been
designated
      PORTAL eligible securities in accordance with the rules and regulations of the NASD.

            (b) Any certificate signed by any officer of Continental and delivered to the Initial Purchasers or to counsel for the Initial Purchasers pursuant to the terms of this Agreement shall be deemed a representation and warranty by Continental to the Initial Purchasers as to the matters covered thereby.

            SECTION 2.  Purchase and Sale of the Securities.

            Subject to the terms and conditions and in reliance on the representations and warranties of the Initial Purchasers set forth herein, the Trust agrees to sell to the Initial Purchasers and, subject to the terms and conditions and in reliance upon the representations and warranties of the Trust and Continental herein set forth, the Initial Purchasers agree, severally and not jointly, to purchase from the Trust, at a purchase price of $50 per Firm Preferred Security, (a) an aggregate of 4,500,000 Firm Preferred Securities, and (b) in the event and to the extent that the Initial Purchasers shall elect to purchase Additional Preferred Securities pursuant to the paragraph immediately following, an aggregate of up to 675,000 Additional Preferred Securities.

            The Trust hereby grants to the Initial Purchasers the right to purchase at their election up to 675,000 Additional Preferred Securities, at the purchase price per security set forth in the immediately preceding paragraph, for the sole purpose of covering overallotments in the sale of the Firm Preferred Securities. Any such election to purchase Additional Preferred Securities shall be exercised by written notice from the Initial Purchasers to Continental and the Trust, within 30 days after the date of this Agreement, setting forth the aggregate number of Additional Preferred Securities to be purchased and the date on which such Additional Preferred Securities are to be delivered. Any such time and date of delivery (a "Date of Delivery") shall be determined by the Representatives, but shall not be later than three business days after the exercise of said option, nor in any event prior to the Closing Time, as hereinafter defined, unless otherwise agreed by the Representatives, Continental and the Trust. If the option is exercised as to all or any portion of the Additional Preferred Securities, each of the Initial
Purchasers, acting severally and not jointly, will purchase that proportion of the total number of Additional Preferred Securities then being purchased which the number of Firm Preferred Securities set forth in Schedule A opposite the name of such Initial Purchaser bears to the total number of Firm Preferred Securities, subject in each case to such adjustments as the Representatives in their discretion shall make to eliminate any sales or purchases of fractional securities.

            As compensation to the Initial Purchasers for their commitments hereunder and in view of the fact that the proceeds of the sale of the Securities will be used to purchase the Convertible Subordinated Debentures, Continental hereby agrees to pay at the Closing Time and at any Date of Delivery to the Representatives, for the accounts of the Initial Purchasers, a commission of $1.50 per Preferred Security purchased by the Initial Purchasers.

            SECTION 3. Delivery and Payment. Delivery of and payment for the Firm Preferred Securities shall be made at 10:00 A.M., New York City time, on November 28, 1995, or such later date and time not more than two (2) business days thereafter as the Representatives, Continental and the Trust shall agree (such date and time of delivery and payment for the Firm Preferred Securities being herein called the "Closing Time"). In addition, in the event that any or all of the Additional Preferred Securities are purchased by the Initial Purchasers, payment of the purchase price for, and delivery of certificates for, such Additional Preferred Securities shall be made at the offices of Cahill Gordon & Reindel, 80 Pine Street, New York, New York, or at such other place as shall be agreed upon by the Representatives, Continental and the Trust, on the Date of Delivery as specified in the notice from the Representatives to Continental and the Trust. Delivery of the Firm Preferred Securities and the Additional Preferred Securities, if any, shall be made to the Initial Purchasers against payment by the Initial Purchasers of the purchase price thereof by wire transfer or certified or official bank check or checks payable in New York Clearing House (next day) funds to the order of the Trust or as the Trust may direct. Delivery of the Firm Preferred Securities and the Additional Preferred Securities, if any, in definitive form shall be made at such location as the Initial Purchasers shall reasonably designate at least two business days in advance of the Closing Time or the Date of Delivery, as the case may be, and payment for the Securities shall be made at the offices of Cahill Gordon & Reindel, 80 Pine Street, New York, New York. Certificates for the Firm Preferred Securities and the Additional Preferred Securities, if any, shall be registered in such names and in such denominations as the Initial Purchasers may request not less than two full business days in advance of the Closing Time or the Date of Delivery, as the case may be.

            The Trust agrees to have the Preferred Securities available for inspection, checking and packaging by the Initial Purchasers in New York, New York, not later than 10:00 A.M. on the business day prior to the Closing Time or the Date of Delivery, as the case may be.

            SECTION 4. Resale of the Securities. (a) The Initial Purchasers have advised the Trust and Continental that they propose to offer the Securities for resale upon the terms and conditions set forth in this Agreement and in the Offering Memorandum. The Initial Purchasers hereby represent and warrant to, and agree with, the Trust and Continental that the Initial Purchasers are Qualified Institutional Buyers, and they, their affiliates and any person acting on behalf of them or their affiliates, (i) have not and will not solicit offers for, or offer or sell, the Securities by means of any form of general solicitation or general advertising (as those terms are used in Regulation D under the Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Act and have not engaged and will not engage in any directed selling efforts within the meaning of Rule 902 under the Act in the United States in connection with the Securities being offered and sold pursuant to Regulation S under the Act, and have complied and will comply with the offering restrictions requirement of Regulation S under the Act (ii) are not purchasing with a view to or for offer or sale in connection with any distribution that would be in violation of federal or state law and (iii) have solicited and will solicit offers for such Securities pursuant to Rule 144A, Regulation S or resales not involving a public offering, as applicable, only from, and will offer, sell or deliver the Securities, as part of their initial offering, only to (A) persons in the United States whom the Initial Purchasers reasonably believe to be Qualified Institutional Buyers or, if any such person is buying for one or more institutional accounts for which such person is acting as fiduciary or agent, only when such person has represented to the Initial Purchasers that each such account is a Qualified Institutional Buyer, to whom notice has been given that such sale or delivery is being made in reliance on Rule 144A, and, in each case, in transactions under Rule 144A, (B) a limited number of other institutional investors whom the Initial Purchasers reasonably believe to be "accredited investors" (as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D) that are purchasing for their own accounts or for the account of an institutional accredited investor for investment purposes and not with a view to, or for offer or sale in connection with, any distribution of the Securities in violation of federal or state law and (C) non-U.S. persons outside the United States to whom offers and sales of the Securities may be made in reliance upon Regulation S under the Act in transactions meeting the requirements of Regulation S; provided that with respect to clauses (B) and (C), each such transfer of Securities is effected by the delivery to such purchaser of Securities in definitive form and registered in its name (or its nominee's name) on the books maintained by the transfer agent; and provided, further, that with respect to clauses (B) and (C), such institutional accredited investors and non-U.S. persons shall be required to complete and deliver a purchaser questionnaire (substantially in the form of Exhibit A to the Offering Memorandum) to the Initial Purchasers prior to the confirmation of any order.

            (b) In connection with sales outside the United States pursuant to clause (C) of Section 4(a), each Initial Purchaser represents and warrants to and agrees with Continental and the Trust that it has not offered or sold, and will not offer, sell or deliver Securities to, or for the account or benefit of, U.S. persons (within the meaning of Regulation S under the Act) (i) as part of their distribution at any time or (ii) otherwise until one year after the later of the commencement of the offering and the Closing Time, and it will send to each distributor, dealer or person receiving a selling concession, fee or other remuneration to whom it sells such Preferred Securities during such period, a confirmation or other notice setting forth the restrictions on offers and sales of the Preferred Securities within the United States or to, or for the account or benefit of, U.S. persons.

            (c) Each Initial Purchaser represents and agrees that (a) it has not offered or sold and will not offer or sell any Securities to persons in the United Kingdom, except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of their businesses or otherwise in circumstances which do not constitute an offer to the public in the United Kingdom for purposes of the Public Offers of Securities Regulations 1995, (b) it has complied and will comply with all applicable provisions of the Financial Services Act 1986 of Great Britain with respect to anything done by it in relation to the Securities in, from or otherwise involving the United Kingdom, and (c) it has only issued or passed on and will only issue or pass on in the United Kingdom any document in connection with the issue of the Securities to a person who is of a kind described in Article 8 of the Financial Services Act 1986 (Investment Advertisements) (Exemptions) (No. 2) Order 1995 of Great Britain or is a person to whom the document may otherwise lawfully be issued or passed on.

            (d) Each Initial Purchaser acknowledges that, other than as may be required pursuant to Section 5(k) hereof,
(i) neither Continental nor the Trust is obligated to take any action that would permit the offer or sale of the Preferred Securities or the distribution of any Offering Memorandum or any other offering material relating to the Securities in any jurisdiction where action for that purpose is required and
(ii) neither Continental nor the Trust will have responsibility with respect to the right of any person to offer or sell Preferred Securities or to distribute any Offering Memorandum or any other offering material relating to the Securities in any jurisdiction. Therefore, except as may be required pursuant to Section 5(k) hereof, each Initial Purchaser will obtain any consent, approval or authorization required for it to offer or sell Preferred Securities, or to distribute any Offering Memorandum or any other offering material relating to the Preferred Securities, under the laws or regulations of any jurisdiction where it proposes to make offers or sales of Preferred Securities, or to distribute any Offering Memorandum or any other offering material relating to the Preferred Securities.

            SECTION 5.  Covenants of the Trust and Continental.
The Trust and Continental covenant with the Initial Purchasers as follows:

            (a) The Trust and Continental will furnish to the Initial Purchasers and counsel for the Initial Purchasers, without charge, such number of copies of the Preliminary Offering Memorandum and the Offering Memorandum and any amendments or supplements thereto as the Initial Purchasers and their counsel may reasonably request.

            (b)  Continental and the Trust will give the
      Representatives notice of their intention to prepare any amendment or supplement to the Preliminary Offering Memorandum or the Offering Memorandum, will furnish the Representatives and counsel to the Initial Purchasers with copies of any such amendment or supplement and will not distribute any such amendment or supplement to which the Representatives or counsel for the Initial Purchasers shall reasonably object.

            (c) If at any time prior to completion of the distribution of the Securities by the Initial Purchasers to purchasers who are not their affiliates (as determined by the Representatives) any event shall occur as a result of which it is necessary, in the reasonable opinion of the Representatives or counsel for the Initial Purchasers, to amend or supplement the Offering Memorandum in order that the Offering Memorandum, as then amended or supplemented, will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at the time it is delivered to a purchaser, not misleading or, if in the reasonable opinion of the Representatives or counsel to the Initial Purchasers, such amendment or supplement is necessary to comply with applicable law, the Trust and Continental will, subject to paragraph (b) of this Section 5, promptly prepare such amendment or supplement as may be necessary to correct such untrue statement or omission or to effect such compliance (in form and substance reasonably agreed upon by counsel to the Initial Purchasers), so that as so amended or supplemented, the statements in the Offering Memorandum will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at the time it is delivered to a purchaser, not misleading or so that such Offering Memorandum as so amended or supplemented will comply with applicable law, as the case may be, and furnish to the Initial Purchasers such number of copies of such amendment or supplement as the Initial Purchasers may reasonably request. The Trust and Continental agree to notify the Initial Purchasers in writing to suspend use of the Offering Memorandum as promptly as practicable after the occurrence of an event specified in this paragraph (c), and the Initial Purchasers hereby agree upon receipt of such notice from the Trust and Continental to suspend use of the Offering Memorandum until the Trust and Continental have amended or supplemented the Offering Memorandum to correct such misstatement or omission or to effect such compliance.

            (d) Notwithstanding any provision of paragraph (b) or (c) to the contrary, however, the Trust's and Continental's obligations under paragraphs (b) and (c) and the Initial Purchasers' obligations under paragraph (c) shall terminate on the earlier to occur of (i) the effective date of a shelf registration statement with respect to the Securities filed pursuant to the Registration Rights Agreement and (ii) the date upon which the Initial Purchasers and their affiliates cease to hold Securities acquired as part of their initial distribution, but in any event not later than one year from the Closing Time.

            (e) Neither Continental, the Trust nor any of their affiliates (as defined in Rule 501(b) under the Act), nor any person acting on behalf of the foregoing (other than the Initial Purchasers), will engage in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with any offer or sale of the Securities in the United States, or engage in any directed selling efforts (as defined in Rule 902 under the Act) with respect to the Securities prior to the effectiveness of a registration statement with respect to the Securities, and each of them will comply with the offering restrictions requirement of Regulation S. Terms used in this clause 5(e) have the meanings given to them by Regulation S.

            (f) Neither Continental nor any of its affiliates (including the Trust) (as defined in Rule 501(b) under the Act) will, directly or indirectly, make offers or sales of any security, or solicit offers to buy any security, under circumstances that would require the registration of the Securities under the Act.

            (g) So long as any of the Securities are "restricted securities" within the meaning of Rule 144(a)(3) under the Act, Continental will, during any period in which it is not subject to and in compliance with, Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), provide to each holder of such restricted securities and to each prospective purchaser (as designated by such holder) of such restricted securities, upon the request of such holder or prospective purchaser, any information required to be provided by Rule 144A(d)(4) under the Act. This covenant is intended to be for the benefit of the holders, and the prospective purchasers designated by such holders, from time to time of such restricted securities.

            (h) Continental will use reasonable efforts to cooperate with the Initial Purchasers to permit the Preferred Securities to be eligible for clearance and settlement through The Depository Trust Company and to be designated PORTAL eligible securities in accordance with the rules and regulations of the NASD.

            (i) Each Preferred Security (and each Convertible Subordinated Debenture distributed to holders of Preferred Securities pursuant to the terms of the Declaration) will bear the following legend until such legend shall no longer be necessary or advisable because the Preferred Securities (or the Convertible Subordinated Debentures) are no longer subject to the restrictions on transfer described herein:

                  THIS SECURITY HAS NOT BEEN REGISTERED
            UNDER THE SECURITIES ACT OF 1933, AS AMENDED
            (THE "SECURITIES ACT"), OR ANY STATE
            SECURITIES LAWS.  NEITHER THIS SECURITY NOR
            ANY INTEREST OR PARTICIPATION HEREIN MAY BE
            REOFFERED, SOLD, ASSIGNED, TRANSFERRED,
            PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF
            IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS
            SUCH TRANSACTION IS EXEMPT FROM, OR NOT
            SUBJECT TO, THE REGISTRATION REQUIREMENTS OF
            THE SECURITIES ACT.  THE HOLDER OF THIS
            SECURITY BY ITS ACCEPTANCE HEREOF AGREES TO
            OFFER, SELL OR OTHERWISE TRANSFER SUCH
            SECURITY, PRIOR TO THE DATE WHICH IS THREE
            YEARS AFTER THE LATER OF THE ORIGINAL ISSUE
            DATE HEREOF AND THE LAST DATE ON WHICH
            CONTINENTAL AIRLINES FINANCE TRUST (THE
            "TRUST"), CONTINENTAL AIRLINES, INC.
            ("CONTINENTAL") OR ANY AFFILIATE OF THE
            FOREGOING WAS THE OWNER OF THIS SECURITY (THE
            "RESALE RESTRICTION TERMINATION DATE") ONLY
            (A) TO THE TRUST OR CONTINENTAL, (B) PURSUANT
            TO AN EFFECTIVE REGISTRATION STATEMENT UNDER
            THE SECURITIES ACT, (C) FOR SO LONG AS THE
            SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT
            TO RULE 144A UNDER THE SECURITIES ACT ("RULE
            144A"), TO A PERSON IT REASONABLY BELIEVES IS
            A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED
            IN RULE 144A THAT PURCHASES FOR ITS OWN
            ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED
            INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN
            THAT THE TRANSFER IS BEING MADE IN RELIANCE
            ON RULE 144A, (D) PURSUANT TO OFFERS AND
            SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE
            THE UNITED STATES WITHIN THE MEANING OF
            REGULATION S UNDER THE SECURITIES ACT, (E) TO
            AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN
            THE MEANING OF SUBPARAGRAPH (a)(1), (2), (3)
            OR (7) OF RULE 501 UNDER THE SECURITIES ACT
            THAT IS ACQUIRING THE SECURITY FOR ITS OWN
            ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN
            INSTITUTIONAL "ACCREDITED INVESTOR," FOR
            INVESTMENT PURPOSES AND NOT WITH A VIEW TO,
            OR FOR OFFER OR SALE IN CONNECTION WITH, ANY
            DISTRIBUTION IN VIOLATION OF THE SECURITIES
            ACT, OR (F) PURSUANT TO ANOTHER AVAILABLE
            EXEMPTION FROM THE REGISTRATION REQUIREMENTS
            OF THE SECURITIES ACT, SUBJECT TO THE
            TRUST'S, CONTINENTAL'S AND THE TRANSFER
            AGENT'S RIGHT PRIOR TO ANY SUCH OFFER, SALE
            OR TRANSFER (I) PURSUANT TO CLAUSES (D), (E)
            OR (F) TO REQUIRE THE DELIVERY OF AN OPINION
            OF COUNSEL, CERTIFICATION AND/OR OTHER
            INFORMATION SATISFACTORY TO EACH OF THEM, AND
            (II) IN EACH OF THE FOREGOING CASES, TO
            REQUIRE THAT A CERTIFICATE OF TRANSFER IN THE
            FORM APPEARING ON THIS SECURITY IS COMPLETED
            AND DELIVERED BY THE TRANSFEROR TO THE
            TRANSFER AGENT.  THIS LEGEND WILL BE REMOVED
            UPON THE REQUEST OF A HOLDER AFTER THE RESALE
            RESTRICTION TERMINATION DATE.

            (j) Each Conversion Share, if any, will bear the following legend until such legend shall no longer be necessary or advisable because the Conversion Shares are no longer subject to the restrictions on transfer described herein:

                  THE CLASS B COMMON STOCK EVIDENCED
            HEREBY HAS NOT BEEN REGISTERED UNDER THE
            SECURITIES ACT OF 1933, AS AMENDED (THE
            "SECURITIES ACT"), OR ANY STATE SECURITIES
            LAWS.  NEITHER THIS SECURITY NOR ANY INTEREST
            OR PARTICIPATION HEREIN MAY BE REOFFERED,
            SOLD, ASSIGNED, TRANSFERRED, PLEDGED,
            ENCUMBERED OR OTHERWISE DISPOSED OF IN THE
            ABSENCE OF SUCH REGISTRATION OR UNLESS THE
            TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT
            TO, THE REGISTRATION REQUIREMENTS OF THE
            SECURITIES ACT.  THE HOLDER OF THIS SECURITY
            BY ITS ACCEPTANCE HEREOF AGREES TO OFFER,
            SELL OR OTHERWISE TRANSFER THIS SECURITY,
            PRIOR TO THE DATE WHICH IS THREE YEARS AFTER
            THE LATER OF THE ORIGINAL ISSUE DATE OF THE
            CONVERTIBLE SUBORDINATED DEBENTURES UPON THE
            CONVERSION OF WHICH THE CLASS B COMMON STOCK
            EVIDENCED HEREBY WAS ISSUED AND THE LAST DATE
            ON WHICH CONTINENTAL AIRLINES FINANCE TRUST
            (THE "TRUST"), CONTINENTAL AIRLINES, INC.
            (THE "COMPANY") OR ANY AFFILIATE OF THE
            FOREGOING WAS THE OWNER OF THIS SECURITY (OR
            ANY PREDECESSOR OF THIS SECURITY) (THE
            "RESALE RESTRICTION TERMINATION DATE"), ONLY
            (A) TO CONTINENTAL, (B) PURSUANT TO AN
            EFFECTIVE REGISTRATION STATEMENT UNDER THE
            SECURITIES ACT, (C) FOR SO LONG AS THE
            CLASS B COMMON STOCK IS ELIGIBLE FOR RESALE
            PURSUANT TO RULE 144A, TO A PERSON IT
            REASONABLY BELIEVES IS A "QUALIFIED
            INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A
            UNDER THE SECURITIES ACT THAT PURCHASES FOR
            ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A
            QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE
            IS GIVEN THAT THE TRANSFER IS BEING MADE IN
            RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS
            AND SALES TO NON-U.S. PERSONS THAT OCCUR
            OUTSIDE THE UNITED STATES WITHIN THE MEANING
            OF REGULATION S UNDER THE SECURITIES ACT,
            (E) TO AN INSTITUTIONAL "ACCREDITED INVESTOR"
            WITHIN THE MEANING OF SUBPARAGRAPH (a)(1),
            (2), (3) OR (7) OF RULE 501 UNDER THE
            SECURITIES ACT THAT IS ACQUIRING THE
            SECURITIES FOR ITS OWN ACCOUNT, OR FOR THE
            ACCOUNT OF SUCH AN INSTITUTIONAL "ACCREDITED
            INVESTOR," FOR INVESTMENT PURPOSES AND NOT
            WITH A VIEW TO, OR FOR OFFER OR SALE IN
            CONNECTION WITH, ANY DISTRIBUTION IN
            VIOLATION OF THE SECURITIES ACT OR
            (F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION
            FROM THE REGISTRATION REQUIREMENTS OF THE
            SECURITIES ACT, SUBJECT TO CONTINENTAL'S AND
            THE TRANSFER AGENT'S RIGHT PRIOR TO ANY
            OFFER, SALE OR TRANSFER (i) PURSUANT TO
            CLAUSES (D), (E) OR (F) TO REQUIRE THE
            DELIVERY OF AN OPINION OF COUNSEL,
            CERTIFICATION AND/OR OTHER INFORMATION
            SATISFACTORY TO EACH OF THEM AND (ii) IN EACH
            OF THE FOREGOING CASES, TO REQUIRE THAT A
            CERTIFICATE OF TRANSFER IN THE FORM APPEARING
            ON THIS SECURITY IS COMPLETED AND DELIVERED
            BY THE TRANSFEROR TO THE TRANSFER AGENT.
            THIS LEGEND WILL BE REMOVED UPON THE REQUEST
            OF THE HOLDER AFTER THE RESALE RESTRICTION
            TERMINATION DATE.

            (k) Continental will, or will cause the Trust to, arrange for the registration and qualification of the Securities for offering and sale under the applicable securities or "blue sky" laws of such states and other jurisdictions as the Initial Purchasers may reasonably designate in connection with the resale of the Securities as contemplated by this Agreement and the Offering Memorandum and will continue such qualifications in effect for as long as may be necessary to complete the distribution of the Securities; provided that in no event shall the Trust or Continental be obligated to (i) qualify as a foreign corporation or as a dealer in securities in any jurisdiction where it would not otherwise be required to so qualify but for this Section 5(k), (ii) file any general consent to service of process in any jurisdiction where it is not at the Closing Time then so subject or
      (iii) subject itself to taxation in any such jurisdiction if it is not so subject. Continental will, or will cause the Trust to, file such statements and reports as may be required by the laws of each jurisdiction to continue such qualification in effect for a period of not less than one year from the Closing Time or such shorter period that will terminate when all Securities to be sold subject to such qualification have been sold or withdrawn. Continental shall promptly advise the Initial Purchasers of the receipt by Continental of any notification with respect to the suspension of the qualification or exemption from qualification of the Securities for offering or sale in any jurisdiction or the institution of any proceeding for such purpose.

            (l) The Trust will use the proceeds received from the sale of the Preferred Securities and Continental will use the proceeds received from the issue and sale of the Convertible Subordinated Debentures in the manner specified in the Offering Memorandum under the heading "Use of Proceeds."

            (m) The Trust and Continental shall not, directly or indirectly, for a period of 90 days after the date hereof, except with the prior written consent of Merrill Lynch, offer, sell or enter into any agreement to sell, or otherwise dispose of (a) any trust certificates or other securities of the Trust (other than the Preferred Securities and the Common Securities of the Trust),
      (b) any preferred stock or any other security of Continental that is substantially similar to the Preferred Securities, (c) any shares of any class of common stock of Continental (other than (i) shares of Class B Common Stock issuable upon conversion of the Preferred Securities or pursuant to the exercise of options and warrants outstanding as of the date hereof, (ii) the grant of stock options or other stock-based awards (and the exercise or vesting thereof) to directors, officers and employees of Continental or its Subsidiaries and (iii) as may be required pursuant to the certificate of incorporation of Continental) or (d) any other securities which are convertible into, or exercisable or exchangeable for, any of (a) through (c).

            SECTION 6. Payment of Expenses. (a) Continental will pay and bear all costs and expenses incident to the performance of its obligations under this Agreement, including
(i) the preparation and printing of the Preliminary Offering Memorandum, the Offering Memorandum and any amendments or supplements thereto and the cost of furnishing copies thereof to the Initial Purchasers, (ii) the preparation, issuance, printing and distribution of the Securities and any survey of state securities or "blue sky" laws or legal investment memoranda, (iii) the delivery to the Initial Purchasers of the Preferred Securities, (iv) the fees and disbursements of Continental's counsel and accountants, (v) the qualification of the Securities under the applicable state securities or "blue sky" laws in accordance with the provisions of Section 5(k) hereof and any filing for review of the offering with the NASD, if required, including filing fees and reasonable fees and disbursements of counsel to the Initial Purchasers in connection therewith and in connection with the preparation of any survey of state securities or "blue sky" laws or legal investment memoranda, (vi) any fees charged by rating agencies for rating the Securities, (vii) the fees and expenses of the Indenture Trustee, Property Trustee, Guarantee Trustee and Delaware Trustee and the transfer agent and registrar for the Class B Common Stock, including the fees and disbursements of counsel for such trustees and the transfer agent and registrar,
(viii) all expenses and listing fees in connection with the application for designation of the Preferred Securities as PORTAL eligible securities and (ix) the cost of qualifying the Preferred Securities with The Depository Trust Company.

            (b) If the sale of the Preferred Securities provided for herein is not consummated because any condition to the obligations of the Initial Purchasers set forth in Section 7 hereof is not satisfied or because this Agreement is terminated pursuant to Section 11(a)(i) hereof other than by reason of a default by the Initial Purchasers in payment for the Preferred Securities at the Closing Time, Continental shall reimburse the Initial Purchasers promptly upon demand for all reasonable out-of-pocket expenses (including reasonable fees and disbursements of counsel to the Initial Purchasers) that shall have been incurred by them in connection with the proposed purchase and sale of the Preferred Securities.

            SECTION 7. Conditions of the Initial Purchasers' Obligations. The obligations of the Initial Purchasers to purchase and pay for the Preferred Securities are subject to the accuracy, as of the Closing Time, of the representations and warranties of Continental and the Trust herein contained, to the accuracy of the statements of Continental and the Trust and officers of Continental or Regular Trustees made in any certificate pursuant to the provisions hereof, to the performance by Continental and the Trust of their respective obligations hereunder, and to the following further conditions:

            (a) At the Closing Time, the Initial Purchasers shall have received the favorable opinion and letter of Cleary, Gottlieb, Steen & Hamilton, special counsel for Continental and the Trust, dated as of the Closing Time, in the forms set forth in Exhibit B and Exhibit C.

            (b) At the Closing Time, the Initial Purchasers shall have received the favorable opinion of Jeffery A. Smisek, Senior Vice President and General Counsel of Continental, dated as of the Closing Time in the form set forth in Exhibit D.

            (c) At the Closing Time, the Initial Purchasers shall have received the favorable opinion, dated as of the Closing Time, of Cahill Gordon & Reindel, counsel for the Initial Purchasers, substantially in the form set forth in Exhibit E.

            (d) At the Closing Time, the Trust shall have received opinions of Richards Layton & Finger, counsel to the Delaware Trustee and special Delaware counsel to Continental and the Trust, dated as of the Closing Time substantially in the forms set forth in Exhibit F and Exhibit G.

            (e) At the Closing Time, Continental shall have received the favorable opinion of Cleary, Gottlieb, Steen & Hamilton, special tax counsel to Continental and the Trust, dated as of the Closing Time substantially in the form set forth in Exhibit H.

            (f) At the Closing Time, there shall not have been, since the date hereof or since the respective dates as of which information is given in the Offering Memorandum except as stated therein, any Material Adverse Change or any development resulting in a prospective Material Adverse Change, and the Representatives shall have received a certificate of the President or a Vice President of Continental and of the principal financial or accounting officer of Continental, dated as of Closing Time, to the effect that (i) there has been no such Material Adverse Change or development resulting in a prospective Material Adverse Change, (ii) the representations and warranties of Continental in this Agreement are true and correct with the same force and effect as though expressly made at and as of Closing Time, and (iii) Continental has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the Closing Time.

            (g) At the time that this Agreement is signed and at the Closing Time, Ernst & Young LLP shall have furnished to the Initial Purchasers a letter or letters, dated respectively as of the date of this Agreement and as of the Closing Time, in form and substance satisfactory to the Initial Purchasers, confirming that they are independent certified public accountants within the meaning of the Act and the applicable published rules and regulations thereunder and stating in effect that:

                  (i)  in their opinion the audited financial
            statements included in the Offering Memorandum comply as to form in all material respects with the applicable accounting requirements of the Act and the rules and regulations promulgated thereunder;

                 (ii) on the basis of a reading of the latest unaudited financial statements made available by Continental; carrying out certain specified procedures (but not an examination in accordance with generally accepted auditing standards) which would not necessarily reveal matters of significance with respect to the comments set forth in such letter; a reading of the minutes of the meetings of the stockholders, the board of directors and committees thereof of Continental; and inquiries of certain officials of Continental who have responsibility for financial and accounting matters of Continental as to transactions and events subsequent to September 30, 1995, and such other inquiries and procedures as may be specified in such letter, nothing came to their attention which caused them to believe that:

                        (A)   the unaudited financial statements
                  included in the Offering Memorandum do not comply as to form in all material respects with applicable accounting requirements of the Act and with the published rules and regulations of the Commission; and said unaudited financial statements are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements included in the Offering Memorandum; or

                        (B)   with respect to the period sub-
                  sequent to September 30, 1995, that at a speci-fied date not more than five business days prior to the date of the letter, there were any changes in the capital stock or any increases in the consolidated long-term debt or consoli-dated net current liabilities or any decreases in stockholders' equity of Continental, as compared with the amounts shown on the September 30, 1995 unaudited balance sheet included in the Offering Memorandum, or for the period from September 30, 1995 to such specified date there were any decreases, as compared with the corresponding period in the preceding year, in consolidated operating revenues, net income or primary or fully-diluted income per common share or any increases in net loss or primary or fully-diluted loss per common share of Continental, except in all instances for increases or decreases that are described in such letter or that the Offering Memorandum discloses have occurred or may occur; and

                (iii)  they have performed certain other
specified
            procedures, not constituting an audit, with respect to certain amounts, percentages and financial information that are derived from the general accounting records of Continental and are included in the Offering Memorandum, and have compared such amounts, percentages and financial information with such records of Continental and with information derived from such records and have found them to be in agreement, excluding any questions of legal interpretation. References to the Offering Memorandum in this subsection (e) include any supplement thereto at the date of the applicable letter.

            (h) At the Closing Time, counsel for the Initial Purchasers shall have been furnished with such documents as they may reasonably require for the purpose of enabling them to pass upon the issuance and sale of the Securities as contemplated herein and related proceedings, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained.

            (i) Each of Air Partners, L.P. and Air Canada shall have executed and delivered a 90-day lock-up agreement with respect to the shares of capital stock of Continental owned by it substantially to the effect described in the Offering Memorandum.

            (j)  The Trust, Continental and the Initial
      Purchasers shall have entered into the Registration Rights
      Agreement.

            (k) In the event that the Initial Purchasers exercise their option provided in Section 2(b) hereof to purchase all or any portion of the Additional Preferred Securities, the obligations of the Initial Purchasers to consummate such purchase are subject to the further conditions that the representations and warranties of Continental contained herein and the statements in any certificates furnished by Continental hereunder shall be true and correct as of each Date of Delivery and, at the relevant Date of Delivery, the Representatives shall have received:

            (1) A certificate, dated such Date of Delivery, of the President or a Vice President of
Continental
                  and of the principal financial or accounting officer of Continental confirming that the certificate delivered at the Closing Time pursuant to Section 7(f) remains true and correct as of such Date of Delivery.

            (2) The opinions of Cleary, Gottlieb, Steen & Hamilton and Richards Layton & Finger, dated such Date of Delivery, relating to the Additional Preferred Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinions required by
Sections
                  7(a) and 7(d).

            (3) The opinion of Cahill Gordon & Reindel, counsel for the Underwriters, dated such Date of Delivery, relating to the Additional Preferred Securities to be purchased on such Date of Delivery and otherwise to the same effect as the
                  opinion required by Section 7(c) hereof.

            (4) A letter from Ernst & Young, dated such Date of Delivery, substantially the same in form and substance as the letter furnished to the Representatives pursuant to Section 7(g)
hereof,
                  except that the "specified date" shall be a date
                  not more than five days prior to such Date of Delivery.

            If any condition specified in this Section 7 shall not have been fulfilled in all material respects when and as required to be fulfilled, this Agreement may be terminated by the Initial Purchasers by notice to Continental, and such termination shall be without liability of any party to any other party except as provided in Section 6. Notwithstanding any such termination, the provisions of Sections 8 and 9 shall remain in effect. Immediate notice of such cancellation shall be given to Continental in writing or by telephone, facsimile transmission or telegraph confirmed in writing.

            SECTION 8. Indemnification. (a) Continental agrees to indemnify and hold harmless the Trust, each Initial
Purchaser, and each person, if any, who controls the Trust or each Initial Purchaser within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and their respective directors, officers, employees and agents, as follows:

            (i) against any and all loss, liability, claim, damage and expense whatsoever, including any amounts paid in settlement of any investigation, litigation, proceeding or claim, joint or several, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Offering Memorandum or the Offering Memorandum or any amendment or supplement thereto, or the omission or alleged omission therefrom of a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, that Continental shall not be liable under this clause (i) for any settlement of any action effected without its written consent, which consent shall not be unreasonably withheld; and

           (ii) against any and all expenses whatsoever, as incurred (including, subject to Section 8(c) hereof, the reasonable fees and disbursements of counsel chosen by Merrill Lynch to represent the Initial Purchasers), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any court or governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under clause (i) above;

provided that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of an untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with information furnished to Continental by such Initial Purchasers in writing expressly for use in the Preliminary Offering Memorandum or the Offering Memorandum (or any amendment or supplement thereto). The foregoing indemnification with respect to any Preliminary Offering Memorandum shall not inure to the benefit of any Initial Purchaser from whom the person asserting any such losses, claims, damages or liabilities purchased Preferred Securities, or any person controlling such Initial Purchaser, if a copy of the Offering Memorandum was not sent or given by or on behalf of such Initial Purchaser to such person in connection with the written confirmation of the sale of such Preferred Securities to such person and if the Offering Memorandum corrected the untrue statement or omission giving rise to such loss, claim, damage or liability.

            (b) The Initial Purchasers, severally and not jointly, agree to indemnify and hold harmless Continental, the Trust, their directors, officers, employees, trustees and agents, and each person, if any, who controls Continental or the Trust within the meaning of Section 15 of the Act or
Section 20 of the Exchange Act from and against any and all loss, liability, claim, damage and expense whatsoever described in the indemnity contained in subsection (a) of this Section 8, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Offering Memorandum (or any amendment or supplement thereto), or any Preliminary Offering Memorandum (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to Continental by such Initial Purchasers expressly for use in the Offering Memorandum (or any amendment or supplement thereto) or such Preliminary Offering Memorandum (or any amendment or supplement thereto).

            (c) Each indemnified party shall give prompt notice to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, enclosing a copy of all papers served on such indemnified party, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability which it may have otherwise than on account of this indemnity agreement. An indemnifying party may participate at its own expense in the defense of any such action. If an indemnifying party so elects within a reasonable time after receipt of such notice, such indemnifying party may assume the defense of such action with counsel chosen by it and approved by the indemnified party or parties defendant in such action; provided that if any such indemnified party reasonably determines that there may be legal defenses available to such indemnified party which are different from or in addition to those available to such indemnifying party or that representation of such indemnifying party and any indemnified party by the same counsel would present a conflict of interest, then such indemnifying party shall not be entitled to assume such defense. If an indemnifying party is not entitled to assume the defense of such action as a result of the proviso to the preceding sentence, counsel for such indemnifying party shall be entitled to conduct the defense of such indemnifying party and counsel for each indemnified party or parties shall be entitled to conduct the defense of such indemnified party or parties. If an indemnifying party assumes the defense of an action in accordance with and as permitted by the provisions of this paragraph, such indemnifying party shall not be liable for any fees and expenses of counsel for the indemnified parties incurred thereafter in connection with such action. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from its own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances.

            SECTION 9. Contribution. In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in Section 8 is for any reason held to be unavailable to the indemnified parties although applicable in accordance with its terms, Continental and the Initial Purchasers shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by said indemnity agreement incurred by Continental and the Initial Purchasers, as incurred, in such proportions that the Initial Purchasers are responsible for that portion represented by the percentage that the commission to the Initial Purchasers appearing on the cover page of the Offering Memorandum bears to the price to investors appearing thereon and Continental is responsible for the balance; provided that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section, each director, officer, employee and agent of the Initial Purchasers, and each person, if any, who controls the Initial Purchasers within the meaning of Section 15 of the Act shall have the same rights to contribution as such Initial Purchasers, and each director, officer, employee, trustee and agent of Continental and the Trust, and each person, if any, who controls Continental or the Trust within the meaning of
Section 15 of the Act or Section 20 of the Exchange Act, shall have the same rights to contribution as Continental. No party shall be liable for contribution with respect to any action, suit, proceeding or claim settled without its written consent.

            SECTION 10.  Representations, Warranties and
Agreements to Survive Delivery. All representations, warranties, indemnities, agreements and other statements of the Trust, Continental and its officers and of the Initial Purchasers contained in or made pursuant to this Agreement shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of any Initial Purchasers or any controlling person, or by or on behalf of Continental, and shall survive delivery of and payment for the Securities hereunder.

            SECTION 11. Termination of Agreement. (a) The Initial Purchasers may terminate this Agreement, by notice to the Trust and Continental, at any time on or prior to the Closing Time (i) if there has been, since the date of this Agreement or since the respective dates as of which information is given in the Offering Memorandum, except as stated therein, and on or prior to the Closing Time, any Material Adverse Change, or (ii) if, since the date of this Agreement and on or prior to the Closing Time, (A) there has occurred any outbreak of hostilities or escalation of existing hostilities or other national or international calamity or crisis, the effect of which on the financial securities markets of the United States is such as to make it, in the judgment of the Initial Purchasers, impracticable to market the Securities or to enforce contracts for the sale of the Securities, or (B) trading generally on the New York Stock Exchange, the American Stock Exchange or the over-the-counter market has been suspended, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices for securities generally have been required, by any such exchange or by order of the Commission, the NASD or any other governmental authority or (C) a general banking moratorium has been declared by either Federal or New York authorities. As used in this Section 11(a), the term "Offering Memorandum" means the Offering Memorandum in the form first used to confirm sales of the Securities.

            (b)  If this Agreement is terminated pursuant to this
Section 11, such termination shall be without liability of any party to any other party except as provided in Section 6.
Notwithstanding any such termination, the provisions of Sections 8 and 9 shall remain in effect.

            (c) This Agreement may also terminate pursuant to the provisions of Section 7, with the effect stated in such Section.

            SECTION 12. Default by One or More of the Initial Purchasers. If one or more of the Initial Purchasers shall fail at Closing Time to purchase the Firm Preferred Securities which it or they are obligated to purchase under this Agreement (the "Defaulted Securities"), the Representatives shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Initial Purchasers, or any other Initial Purchasers, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth. If, however, the Representatives shall not have completed such arrangements within such 24-hour period, then:

            (a) if the number of Defaulted Securities does not exceed 10% of the number of Firm Preferred Securities, each of the non-defaulting Initial Purchasers shall be obligated, severally and not jointly, to purchase the full amount thereof in the proportions that their respective purchase obligations hereunder bear to the purchase obligations of all non-defaulting Initial Purchasers, or

            (b)  if the number of Defaulted Securities exceeds
      10% of the number of Firm Preferred Securities, this Agreement shall terminate without liability on the part of any non-defaulting Initial Purchasers.

            No action taken pursuant to this Section shall relieve any defaulting Initial Purchasers from liability in respect of its default.

            In the event of any such default which does not result in a termination of this Agreement, either the Representatives or Continental shall have the right to postpone Closing Time for a period not exceeding seven days in order to effect any required changes in the Offering Memorandum or in any other documents or arrangements.

            SECTION 13.  Notices.  All notices and other
communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Initial Purchasers shall be directed to the Initial Purchasers, c/o Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Merrill Lynch World Headquarters, North Tower, World Financial Center, New York, New York 10281-1305,
Attention: Mark J. Schulte, Managing Director; notices to the Trust shall be directed to Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890, Attention: Corporate Trust Administration; and notices to Continental shall be directed to Continental Airlines, Inc., 2929 Allen Parkway, Suite 2010, Houston, Texas 77019,
Attention:  General Counsel.

            SECTION 14. Information Supplied by the Initial Purchasers. The statements set forth in the last paragraph on the front cover page, the fifth paragraph on page 4 and under the heading "Plan of Distribution" in the Preliminary Offering Memorandum or the Offering Memorandum (to the extent such statements relate to the Initial Purchasers) constitute the only information furnished by the Initial Purchasers to Continental for the purposes of Sections 1 and 8 hereof.

            SECTION 15. Parties. This Agreement shall inure to the benefit of and be binding upon the Initial Purchasers, the Trust and Continental and their respective successors and legal representatives. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Initial Purchasers and the Trust, Continental and their respective successors and legal representatives and the controlling persons and officers, directors, employees, trustees and agents referred to in Sections 8 and 9 and their heirs and legal representatives, any legal or equitable right, remedy or claim under, by virtue of or in respect of this Agreement or any provision herein contained, except as expressly set forth in Section 5(g) hereof. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Initial Purchasers and the Trust, Continental and their respective successors and legal representatives, and said controlling persons and officers, directors, employees, trustees and agents and their heirs and legal representatives, and for the benefit of no other person, firm or corporation, except as expressly set forth in Section 5(g) hereof. No purchaser of Securities from any Initial Purchaser shall be deemed to be a successor by reason merely of such purchase.

            SECTION 16.  Governing Law and Time.  THIS AGREEMENT
SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS
OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY
PROVISIONS RELATING TO CONFLICTS OF LAWS. Specified times of day refer to New York City time.

            SECTION 17.  Counterparts.  This Agreement may be
executed in one or more counterparts and, when a counterpart has been executed by each party, all such counterparts taken together shall constitute one and the same agreement.

            If the foregoing is in accordance with your understanding of our agreement, please sign and return to Continental and the Trust a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement between the Initial Purchasers, Continental and the Trust in accordance with their terms.

                              Very truly yours,

                              CONTINENTAL AIRLINES FINANCE TRUST

                              By: __


                                    Wilmington Trust Company, not
in
                                    its individual capacity but
                                    solely as trustee of
Continental
                                    Airlines Finance Trust


                              By:


                                  Name:  Lawrence W. Kellner
                                  Title: Regular Trustee


                              By:


                                  Name:  Jeffery A. Smisek
                                  Title: Regular Trustee


                              CONTINENTAL AIRLINES, INC.


                              By:


                                  Name:
                                  Title:

CONFIRMED AND ACCEPTED,
as of the date first above written:

MERRILL LYNCH & CO.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
CS FIRST BOSTON CORPORATION
DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION
SMITH BARNEY INC.

For themselves and on behalf of
the several Initial Purchasers

By:   Merrill Lynch, Pierce, Fenner & Smith
                    Incorporated

By: _______________________________
    Name:    Howard Bochner
    Title: Vice President

Schedule A


      Initial                                   Number of Firm
      Purchaser                                 Preferred
Securities

Merrill Lynch, Pierce, Fenner & Smith
              Incorporated                            975,000

CS First Boston Corporation                           975,000

Donaldson, Lufkin & Jenrette
  Securities Corporation                              975,000

Smith Barney Inc.                                     975,000

BT Securities Corporation                             200,000

PaineWebber Incorporated                              200,000

S.G. Warburg & Co. Inc.                              200,000
                                                   4,500,000

                                   EXHIBIT A


                         REGISTRATION RIGHTS AGREEMENT

        (Filed as Exhibit 10.1 to this Registration Statement)

                                                     Exhibit B



                              November 28, 1995

Merrill Lynch & Co.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
CS First Boston Corporation
Donaldson, Lufkin & Jenrette Securities Corporation
Smith Barney Inc.
  as Representatives of the several Initial Purchasers
c/o Merrill Lynch & Co.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Merrill Lynch World Headquarters
North Tower
World Financial Center
New York, New York 10281-1305

Ladies and Gentlemen:

          We have acted as special counsel to Continental Airlines, Inc., a Delaware corporation (the "Company"), and Continental Airlines Finance Trust, a statutory business trust formed under the laws of the State of Delaware (the "Trust"), in connection with the Trust's offering of 4,500,000 convertible trust originated preferred securities (the "Preferred Securities") representing preferred undivided beneficial interests in the assets of the Trust issued pursuant to an amended and restated declaration of trust dated as of November 28, 1995 (the "Declaration") by the trustees of the Trust, the Company, as trust sponsor, and the holders from time to time of undivided beneficial interests in the Trust. The Preferred Securities will be guaranteed by the Company in the manner and to the extent set forth in a Preferred Securities Guarantee Agreement dated as of November 28, 1995 (the "Preferred Securities Guarantee Agreement") executed by the Company and Wilmington Trust Company, as trustee for the benefit of the holders from time to time of the Preferred Securities. The Company will own all the common securities (the "Common Securities" and, together with the Preferred Securities, the "Trust Securities") representing undivided beneficial interests in the assets of the Trust issued pursuant to the Declaration and guaranteed by the Company in the manner and to the extent set forth in a Common Securities Guarantee Agreement dated as of November 28, 1995 (the "Common Securities Guarantee Agreement" and, together with the Preferred Securities Guarantee Agreement, the "Guarantee Agreements") executed by the Company for the benefit of the holders from time to time of the Common Securities.

          The Trust will issue the Trust Securities and invest the proceeds thereof in an equivalent aggregate principal amount of Convertible Subordinated Deferrable Interest Debentures (the "Debentures") of the Company to be issued under an indenture dated as of November 28, 1995 (the "Indenture") between the Company and Wilmington Trust Company, as trustee. The Debentures will be convertible into shares of Class B common stock, $.01 par value per share (the "Class B Common Stock"), of the Company. This opinion letter is furnished pursuant to Section 7(a) of the purchase agreement dated November 21, 1995 (the "Purchase Agreement") among the Company, the Trust and the several initial purchasers named in Schedule A thereto (the "Initial Purchasers").

          In arriving at the opinions expressed below, we have reviewed the following documents:

          (a)  an executed copy of the Purchase Agreement;

          (b) the Offering Memorandum dated November 21, 1995 relating to the offering of the Preferred
               Securities;

          (c)  an executed copy of each of the Guarantee
               Agreements;

          (d)  an executed copy of the Indenture;

          (e)  an executed copy of the Declaration;

          (f)  the Debentures as executed by the Company;

          (g) a specimen of the certificates representing the Class B Common Stock issuable upon conversion of the Convertible Subordinated Debentures (the
               "Conversion Shares");

          (h)  an executed copy of the Registration Rights
               Agreement dated November 28, 1995 among the
               Company, the Trust and the Initial Purchasers (the
               "Registration Rights Agreement"); and

          (i) the documents delivered to you by the Company and the Trust at the closing pursuant to the Purchase Agreement, including copies of the Company's Restated Certificate of Incorporation (the "Certificate of Incorporation") and By-Laws certified by the Secretary of State of the State of Delaware and the corporate secretary of the Company, respectively.

In addition, we have reviewed the originals or copies certified or otherwise identified to our satisfaction of all such corporate records of the Company and such other instruments and other certificates of public officials, officers and representatives of the Company and such other persons, and we have made such investigations of law, as we have deemed appropriate as a basis for the opinions expressed below.

          In rendering the opinions expressed below, we have assumed the authenticity of all documents submitted to us as originals and the conformity to the originals of all documents submitted to us as copies. In addition, we have assumed and have not verified (i) the accuracy as to factual matters of each document we have reviewed (including, without limitation, the accuracy of the representations and warranties of the Company and the Trust in the Purchase Agreement) and (ii) that the certificates representing the Conversion Shares conform to the specimens thereof that we have reviewed and that the Debentures will be duly authenticated in accordance with the terms of the Indenture.

          Based on the foregoing, and subject to the further assumptions and qualifications set forth below, it is our opinion that:

          1. The Company is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation.

          2. The Company has corporate power to own its properties and conduct its business as described in the Offering Memorandum, and the Company has corporate power to issue the Debentures, to enter into the Purchase Agreement, the Guarantee Agreements, the Indenture, the Declaration and the Registration Rights Agreement and to perform its obligations thereunder.

          3. The execution and delivery of the Indenture have been duly authorized by all necessary corporate action of the Company, and the Indenture has been duly executed and delivered by the Company, and is a legal, valid, binding and enforceable agreement of the Company.

          4. The execution and delivery of the Debentures have been duly authorized by all necessary corporate action of the Company, and the Debentures have been duly executed and delivered by the Company and are the legal, valid, binding and enforceable obligations of the Company, entitled to the benefits of the Indenture.

          5. The execution and delivery of the Declaration have been duly authorized by all necessary corporate action of the Company, and the Declaration has been duly executed and delivered by the Company.

          6. The execution and delivery of each of the Guarantee Agreements have been duly authorized by all necessary corporate action of the Company, and each of the Guarantee Agreements has been duly executed and delivered by the Company, and is a legal, valid, binding and enforceable agreement of the Company.

          7. The holders of outstanding shares of capital stock of the Company are not entitled to any preemptive rights under the Certificate of Incorporation or By-Laws of the Company or the law of Delaware to subscribe for the Preferred Securities, the Debentures or the Conversion Shares, other than the preemptive rights of Air Partners, L.P. and Air Canada under the Certificate of Incorporation; and the Conversion Shares into which the Debentures are convertible at the initial conversion price have been duly authorized by all necessary corporate action of the Company and reserved for issuance upon conversion and, upon issuance thereof on conversion of the Debentures in accordance with the Indenture and the terms of the Debentures at conversion prices at or in excess of the par value of such Conversion Shares, will be validly issued, fully paid and nonassessable.

          8. The statements set forth under the headings "Description of the Preferred Securities", "Description of the Guarantee", "Description of the Convertible Subordinated Debentures", "Effect of Obligations under the Convertible Subordinated Debentures and the Guarantee" and "Description of Capital Stock" in the Offering Memorandum, insofar as such statements purport to summarize certain provisions of the Trust Securities, the Debentures, the Guarantees, the Indenture, the Declaration and the Certificate of Incorporation of the Company, provide a fair summary of such provisions, and the statements set forth under the heading "United States Taxation", insofar as such statements purport to summarize certain federal income tax laws of the United States, constitute a fair summary of the principal U.S. federal income tax consequences of an investment in the Preferred Securities.

          9.  The execution and delivery of the Purchase
Agreement have been duly authorized by all necessary corporate action of the Company, and the Purchase Agreement has been duly executed and delivered by the Company.

          10. The execution and delivery of the Registration Rights Agreement have been duly authorized by all necessary corporate action of the Company, and the Registration Rights Agreement has been duly executed and delivered by the Company and is a legal, valid, binding and enforceable agreement of the Company (except that we express no opinion with respect to Section 5 of the Registration Rights Agreement providing for indemnification and contribution).

          11. Assuming the execution and delivery of the Registration Rights Agreement have been duly authorized by the Trust, and assuming the Registration Rights Agreement has been duly executed and delivered by the Trust, the Registration Rights Agreement is a legal, valid, binding and enforceable agreement of the Trust (except that we express no opinion with respect to Section 5 of the Registration Rights Agreement providing for indemnification and contribution).

          12. The issuance and sale of the Preferred Securities by the Trust to the Initial Purchasers pursuant to the Purchase Agreement, the performance by the Trust and the Company of their respective obligations in the Purchase Agreement, the Indenture, the Debentures, the Guarantees, the Declaration, the Trust Securities and the Registration Rights Agreement and the application of the net proceeds of the Debentures by the Company in the manner described in the Offering Memorandum do not require any consent, approval, authorization, registration or qualification of or with any governmental authority of the United States or the State of New York, except such as may be required pursuant to the Registration Rights Agreement (but we express no opinion as to any consent, approval, authorization, registration or qualification that may be required under state securities or Blue Sky laws).

          13. When the Preferred Securities, the Preferred Securities Guarantee Agreement and the Debentures are issued and delivered pursuant to the Purchase Agreement, such securities will not be of the same class (within the meaning of Rule 144A under the Securities Act of 1933, as amended (the "Securities Act")) as securities of the Company listed on a national securities exchange registered under Section 6 of the Securities Exchange Act of 1934, as amended, or quoted in a U.S. automated inter-dealer quotation system.

          14. Assuming the accuracy of the representations and warranties and compliance with the agreements contained in the Purchase Agreement, and except as may be required pursuant to the Registration Rights Agreement, no registration of the Preferred Securities, the Preferred Securities Guarantee Agreement, the Debentures or the Conversion Shares under the Securities Act, and no qualification of the Declaration, the Preferred Securities Guarantee Agreement or the Indenture under the Trust Indenture Act of 1939, as amended, are required for the offer and sale of the Preferred Securities in the manner contemplated by the Purchase Agreement.

          15.  Neither the Company nor the Trust is an
"investment company", and, based solely on a certificate of Air
Partners, L.P., the Company is not a company "controlled" by an "investment company", within the meaning of the Investment
Company Act of 1940, as amended.

          Insofar as the foregoing opinions relate to the valid existence and good standing of the Company, they are based solely on a certificate of good standing received from the Secretary of State of the State of Delaware and on a telephonic confirmation from such Secretary of State. Insofar as the foregoing opinions relate to the legality, validity, binding effect or enforceability of any agreement or obligation of the Company or the Trust, (a) we have assumed that each other party to such agreement or obligation has satisfied those legal requirements that are applicable to it to the extent necessary to make such agreement or obligation enforceable against it, and (b) such opinions are subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general principles of equity.

          The foregoing opinions are limited to the federal law of the United States of America (other than federal aviation law, as to which we express no opinion), the law of the State of New York and the General Corporation Law of the State of Delaware.

          We are furnishing this opinion letter to you, as Representatives of the Initial Purchasers, solely for the benefit of the Initial Purchasers in connection with the offering of the Preferred Securities. This opinion letter is not to be used, circulated, quoted or otherwise referred to for any other purpose.

                         Very truly yours,

                         CLEARY, GOTTLIEB, STEEN & HAMILTON

                         By________________________________
                              Michael L. Ryan, a Partner

                                                     Exhibit C


















                                             November 28, 1995


Merrill Lynch & Co.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
CS First Boston Corporation
Donaldson, Lufkin & Jenrette Securities Corporation
Smith Barney Inc.
as Representatives of the several Initial Purchasers
c/o Merrill Lynch & Co.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Merrill Lynch World Headquarters
North Tower
World Financial Center
New York, New York 10281-1305

Ladies and Gentlemen:

          We have acted as special counsel to Continental Airlines, Inc., a Delaware corporation (the "Company"), and Continental Airlines Finance Trust, a statutory business trust formed under the laws of the State of Delaware (the "Trust"), in connection with the Trust's offering of 4,500,000 convertible trust originated preferred securities (the "Preferred Securities") representing preferred undivided beneficial interests in the assets of the Trust issued pursuant to an amended and restated declaration of trust dated as of November 28, 1995 by the trustees of the Trust, the Company, as trust sponsor, and the holders from time to time of undivided beneficial interests in the Trust. The Preferred Securities will be guaranteed by the Company in the manner and to the extent set forth in a Preferred Securities Guarantee Agreement dated as of November 28, 1995 executed by the Company and Wilmington Trust Company, as trustee for the benefit of the holders from time to time of the Preferred Securities. This letter is furnished pursuant to Section 7(a) of the purchase agreement dated November 21, 1995 (the "Purchase Agreement") among the Company, the Trust and the several initial purchasers named in Schedule A thereto (the "Initial Purchasers").

          Because the primary purpose of our professional engagement was not to establish or confirm factual matters or financial, accounting or statistical information, and because many determinations involved in the preparation of the offering memorandum dated November 21, 1995 relating to the offering of the Preferred Securities (the "Offering Memorandum") are of a wholly or partially non-legal character or relate to legal matters outside the scope of our opinion letter to you of even date herewith, we are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Offering Memorandum (except to the extent expressly set forth in numbered paragraph 8 of our opinion letter to you of even date herewith) and we make no representation that we have independently verified the accuracy, completeness or fairness of such statements (except as aforesaid).

          However, in the course of our acting as special counsel to the Company and the Trust in connection with the Company's preparation of the Offering Memorandum, we participated in conferences and telephone conversations with representatives of the Company, representatives of the independent public accountants for the Company, your representatives and representatives of your counsel, during which conferences and conversations the contents of the Offering Memorandum and related matters were discussed, and we reviewed certain corporate records and documents furnished to us by the Company.

          Based on our participation in such conferences and conversations and our review of such records and documents as described above, our understanding of the U.S. federal securities laws and the experience we have gained in our practice thereunder, we advise you that no information has come to our attention that causes us to believe that the Offering Memorandum (except the financial statements and other financial and statistical data of a financial nature included therein, as to which we express no view), as of the date thereof or hereof, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          We are furnishing this letter to you, as Representatives of the Initial Purchasers, solely for the benefit of the Initial Purchasers in connection with the offering of the Preferred Securities. This letter is not to be used, circulated, quoted or otherwise referred to for any other purpose.

                    Very truly yours,

                    CLEARY, GOTTLIEB, STEEN & HAMILTON


                    By______________________________
                         Michael L. Ryan, a Partner

                                        Exhibit D

                                        DRAFT

                            November    1995


Merrill Lynch & Co.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
CS First Boston Corporation
Donaldson, Lufkin & Jenrette Securities Corporation
Smith Barney Inc.
     as Representatives of the several Initial Purchasers
c/o Merrill Lynch & Co.
MerriLl Lynch, Pierce, Fenner & Smith Incorporated
Merrill Lynch World Headquarters
North Tower
World Financial Center
New York, New York 10281-1305

Ladies and Gentlemen:

          I am the Senior Vice President and General Counsel of Continental Airlines, Inc., a Delaware corporation (the "Company"). In such capacity, I have acted as counsel to the Company in connection with an offering by Continental Airlines Finance Trust, a statutory business trust formed under the laws of the State of Delaware (the "Trust"), of convertible trust originated preferred securities with an aggregate initial offering price of $[225,000,000] (the "Preferred Securities") representing preferred undivided beneficial interests in the assets of the Trust issued pursuant to an amended and restated declaration of trust dated as of November __, 1995 (the "Declaration") by the trustees of the Trust, the Company, as trust sponsor, and the holders from time to time of undivided beneficial interests in the Trust.

          This opinion letter is furnished pursuant to Section 7(b) of the purchase agreement dated November __, 1995 (the "Purchase Agreement") between the Company, the Trust and the several initial purchasers named in Schedule [A] thereto (the "Initial Purchasers"). Capitalized terms used herein without definition are defined in the Purchase Agreement and are used herein with the same meanings as therein.

          In arriving at the opinions expressed herein, I or members of my legal staff have reviewed the following documents:

          (a)  an executed copy of the Purchase Agreement;
          (b) the Offering Memorandum dated November __, 1995 relating to the offering of the Preferred Securities;
          (c)  an executed copy of each of the Guarantee
               Agreements;
          (d)  an executed copy of the Indenture;
          (e)  an executed copy of the Declaration;
          (f)  the Debentures as executed by the Company;
          (g) a specimen of the Class B Common Stock issuable upon conversion of the Debentures;
          (h)  an executed copy of the Registration Rights
               Agreement; and
          (i) the documents delivered to you by the Company and the Trust at the closing pursuant to the Purchase Agreement, including copies of the Company's and theSubsidiaries' respective certificates of incorporation and bylaws, certified by the Secretary of State of the State of Delaware and the Secretary of the Company, respectively.

          In addition, I or members of my legal staff have reviewed the originals or copies certified or otherwise identified to my or their satisfaction of all such corporate records of the Company and the Subsidiaries and such other instruments and other certificates of public officials, officers and representatives of the Company and such other persons, and I or members of my legal staff have made such investigations of law, as I deem appropriate as a basis for the opinions expressed below.

          In rendering the opinions expressed below, I have assumed the authenticity of all documents submitted to me or members of my legal staff as originals and the conformity to the originals of all documents so submitted as copies. In addition, I or members of my legal staff have assumed and have not verified the accuracy as to factual matters of each document I or they have reviewed (including, without limitation, the accuracy of the representations and warranties of the Company and the Trust in the Purchase Agreement). As used herein, the phrase "to my knowledge" shall mean to my actual knowledge after reasonable investigation, but shall not be interpreted to impute to me knowledge of others.

          Based on the foregoing, and subject to the further assumptions and qualification set forth below, it is my opinion that:

          1.   Each of the Subsidiaries has been duly
incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with corporate power to own or lease its assets and conduct its business as described in the Offering Memorandum;

          2. To my knowledge, the Company and each of the Subsidiaries is duly qualified to do business as a foreign corporation and is in good standing under the laws of all other jurisdictions in the United States where the ownership or leasing of its respective assets or the conduct of its business as described in the Offering Memorandum requires such qualification, except where the failure to be so qualified would not have a Material Adverse Effect;

          3. All of the issued and outstanding capital stock of each of the Subsidiaries has been duly authorized and validly issued, is fully paid and nonassessable and, except as set forth in the Offering Memorandum and except as would not have a Material Adverse Effect, is owned beneficially and of record directly or indirectly by the Company free and clear of all security interests, pledges, liens, encumbrances, equities or claims;

          4. To my knowledge other than as described in the Offering Memorandum, no legal, regulatory or governmental proceedings are pending to which the Company or any of its Subsidiaries is a party or to which the assets of the Company or any of the Subsidiaries are subject which, individually or in the aggregate, would have a Material Adverse Effect;

          5. To my knowledge, none of the Company or any of the Subsidiaries is, except as disclosed in the Offering Memorandum, in default (or, with notice or lapse of time or both, would be in default) in the performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan agreement, note, lease or other instrument to which it is a party or by which it is bound, or to which any of its respective assets is subject, or in violation of any law, statute, judgment, decree, order, rule or regulation of any domestic or foreign court with jurisdiction over the Company or any of its Subsidiaries or any of their respective assets, or other governmental or regulatory authority, agency or other body, other than such defaults or violations which, individually or in the aggregate, would not have a Material Adverse Effect; and

          6. To my knowledge, the issuance, sale and delivery of the Securities, the execution, delivery and performance by the Company and the Trust of the Agreement and the Registration Rights Agreement, the filing of the Declaration with the Secretary of State of the State of Delaware, consummation by the Company and the Trust of the transactions contemplated by such documents and the application of the proceeds from the sale of the Securities as contemplated by the Offering Memorandum do not, and, at the Closing Time will not, conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any assets of the Company or any of its Subsidiaries pursuant to, any material contract, indenture, mortgage, loan agreement, note, lease other instrument to which the Company or any of its Subsidiaries is a party or by which any of them is bound, or to which any of the assets of the Company or any of its Subsidiaries is subject, nor will such action result in any violation of the provisions of the charter of the Company or any applicable law, administrative regulation or administrative or court decree.

          Insofar as the foregoing opinions relate to the valid existence and good standing of the Subsidiaries, they are based solely on certificates of good standing received from the Secretary of State of the State of Delaware and on a telephonic confirmation from the office of such Secretary of State. Insofar as the foregoing opinions relate to qualification to do business of the Company and the Subsidiaries, they are based solely on certificates of foreign qualification received from the applicable Secretary of State's office, although I have made inquiry as to the jurisdictions in the United States in which the Company and its Subsidiaries conduct business.

          The foregoing opinions are limited to the federal law of the United States of America, the General Corporation Law of the State of Delaware and the law of the State of Texas.

          I am furnishing this opinion letter to you, as Representatives of the Initial Purchasers, solely for the benefit of the Initial Purchasers in connection with the offering of the Preferred Securities. This opinion letter is not to be used, circulated, quoted, filed with any governmental authority or otherwise referred to for any other purpose.

                         Very truly yours,

                         DRAFT

                         Jeffery A. Smisek
                         Senior Vice President and
                         General Counsel

                                                        EXHIBIT E


                        November 28, 1995



                                                   (212) 701-3000


MERRILL LYNCH & CO.
Merrill Lynch, Pierce, Fenner & Smith
  Incorporated
CS FIRST BOSTON CORPORATION
DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION
SMITH BARNEY INC.
c/o MERRILL LYNCH & CO.
     Merrill Lynch, Pierce, Fenner & Smith
       Incorporated
     Merrill Lynch World Headquarters
     North Tower
     World Financial Center
     New York, New York  10281-1305

Re:  Continental Airlines Finance Trust

Ladies and Gentlemen:

This opinion is being furnished to you pursuant to Section 7(c) of the purchase agreement dated November 21, 1995 (the "Purchase Agreement") among Continental Airlines Finance Trust, a Delaware business trust (the "Trust"), Continental Airlines, Inc., a Delaware corporation ("Continental") and the initial purchasers named on Schedule A thereto (the "Initial Purchasers"). We have acted as counsel to the Initial Purchasers in connection with the transactions contemplated by (i) the Purchase Agreement, (ii) the declaration of trust dated November 17, 1995, and the amended and restated declaration of trust dated November 28, 1995 (together, the "Declaration"), in each case between Continental, the regular trustees named on the signature page thereof and Wilmington Trust Company, as trustee (the "Delaware Trustee"), (iii) the indenture dated November 28, 1995 (the "Indenture") between Continental and Wilmington Trust Company, as trustee (the "Indenture Trustee"),
(iv) the registration rights agreement dated November 28, 1995 (the Registration Rights Agreement"), among Continental, the Trust and the Initial Purchasers, (v) the preferred securities guarantee agreement dated November 28, 1995 (the "Preferred Securities Guarantee Agreement") executed by Continental and (vi) the common securities guarantee agreement dated November 28, 1995 (the "Common Securities Guarantee Agreement") executed by continental and (vi) the common securities guarantee agreement dated November 28, 1995 (the "Common securities Guarantee Agreement") executed by Continental.

The Purchase Agreement relates to the issuance pursuant to the Declaration and the sale by the Trust to the Initial Purchasers of up to 4,175,000 8 1/2% Convertible Trust Originated Preferred Securities (the "Preferred Securities") and also contemplates the issuance and sale by the Trust to Continental of up to 160,052 of the Trust's Common Securities (the "Common Securities" and, together with the Preferred Securities, the "Trust Securities") and the issuance pursuant to the Indenture and the sale by Continental to the Trust of up to $266,752,600 aggregate principal amount of Continental's 8 1/2% Convertible Subordinated Deferrable Interest Debentures due 2020 (the "Debentures" and, together with the Trust Securities and the guarantees created by the Preferred Securities Guarantee Agreement and the Common Securities Guarantee Agreement, the "Securities"). Under the terms of the Indenture, the Debentures are convertible into Class B Common Stock (the "Conversion Shares") of Continental. An offering memorandum relating to the offering of the Preferred Securities, dated November 21, 1995 (the "Offering Memorandum"), has been prepared by Continental and the Trust for the information of the Initial Purchasers and for delivery to prospective purchasers of the Preferred Securities.

Capitalized terms used herein without definition have the meanings specified in the Purchase Agreement.

We have examined the originals, photocopies or conformed copies of all such records, all such agreements and certificates of officers and representatives of the various parties to the transaction described in the Offering Memorandum and such other documents as we have deemed relevant and necessary as a basis for the opinions hereinafter expressed. In such examinations, we have assumed the genuineness of all signatures on original documents and the conformity to the originals of all copies submitted to us as conformed or photocopies. Based on the foregoing, we advise you that in our opinion:

1. The Purchase Agreement has been duly authorized, executed and delivered by Continental. Each of the Indentures, the Registration Rights Agreement, the Preferred Securities Guarantee Agreement and the Common Securities Guarantee Agreement has been duly authorized, executed and delivered by Continental and (assuming the due execution and delivery of each such agreement by the other parties thereto) is a legal, valid and binding agreement of Continental (except that we express no opinion as to the enforceability of Section 5 of the Registration Rights Agreement providing for indemnification and contribution).

2. The Debentures are in the form contemplated by the Indenture, have been duly authorized by Continental and, when executed and authenticated in accordance with the terms of the Indenture and delivered to and paid for by the Trust, will be legal, valid and binding obligations of Continental.

3. The Conversion Shares have been duly authorized by Continental reserved for issuance upon conversion and, when issued in accordance with the Indenture at conversion prices at or in excess of the par value of such Conversion Shares, will be validly issued, fully paid and non-assessable.

4. The Securities, the Conversion Shares, the Declaration, the Registration Rights Agreement, the Preferred Securities Guarantee Agreement and the Indenture conform in all material respects to the descriptions thereof in the Offering Memorandum under the captions "Description of the Preferred Securities", "Description of the Guarantee", "Description of the Convertible Subordinated Debentures", "Effect of Obligations Under the Convertible Subordinated Debentures" and "Description of Capital Stock".

5. Assuming the accuracy of the representations of Continental and the Trust in Section 1 of the Purchase Agreement and your representations set forth in Section 4 of the Purchase Agreement,
(i) it is not necessary in connection with the offer, sale and delivery of the Preferred Securities to the Initial Purchasers under the Purchase Agreement or in connection with the initial resale of such Preferred Securities by the Initial Purchasers in accordance with Section 4 of the Purchase Agreement to register the Preferred Securities under the Securities Act of 1933, as amended, or to qualify the Indenture, the Declaration or the Preferred Securities Guarantee Agreement under the Trust Indenture Act of 1939, as amended, it being understood that no opinion is expressed as to any subsequent resale of Preferred Securities and, (ii) neither the Trust nor Continental is required to be registered as an "investment company" under the Investment Company Act of 1940, as amended.

We have participated in conferences with officers and other representatives of Continental, representatives of the independent public accountants for Continental, representatives of counsel for the Delaware Trustee and Property Trustee and your representatives at which the contents of the Offering Memorandum and related matters were discussed and, although we are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Offering Memorandum (except to the extent stated in paragraph 4 above), on the basis of the foregoing (relying as to materiality to a large extent upon the opinions of officers and other representatives of Continental), no facts have come to our attention that lead us to believe that the Offering Memorandum as of its date contained an untrue statements of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood that we have not been requested to and do not express any comment with respect to the financial statements and schedules and other financial and statistical data included or incorporated by reference in the Offering Memorandum).

In rendering this opinion, we express no opinion as to the laws of any jurisdiction other than the law of the State of New York, the General Corporation Law of the State of Delaware (the "GCL") and the federal laws of the United States of America. Insofar as the foregoing opinions relate to the legality, validity or binding effect of any agreement of Continental, such opinions are subject to applicable bankruptcy, insolvency, fraudulent conveyance and similar laws affecting creditors' rights generally and to general principles of equity.

This opinion is being delivered solely to the addressees of this letter and may not be referred to or relied upon by any other person or firm without our express written consent.

Very truly yours,

                                                       Exhibit F

C" Deals #3/ConAirTr.15
JLJ/SEK 11/22/95 2:29pm








                        November 28, 1995



To Each of the Persons Listed
on Schedule I Hereto

          Re:  Continental Airlines Finance Trust

Ladies and Gentlemen:

          We have acted as special Delaware counsel for Continental Airlines Finance Trust, a Delaware business trust
(the "Trust"), in connection with the matters set forth herein.

          For purposes of giving the opinions hereinafter set forth, our examination of documents has been limited to the examination of originals or copies of the following:

          (a)  The Certificate of Trust of the Trust, dated
November 17,1995 (the "Certificate"), as filed in the office of the Secretary of State of the State of Delaware (the "Secretary of State") on November 17, 1995;

          (b) The Declaration of Trust of the Trust, dated as of November 17, 1995, among Continental Airlines, Inc., a Delaware corporation ("Continental") and the trustees of the Trust named therein, as amended and restated pursuant to an Amended and Restated Declaration of Trust of the Trust, dated as of November 28, 1995 (the "Declaration"), among Continental, the trustees of the Trust named therein (collectively, the "Trustees") and the holders, from time to time, of the undivided beneficial interests in the assets of the Trust;

          (c) The Purchase Agreement, dated November 21, 1995 (the "Purchase Agreement"), among the Trust, Continental and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, CS First Boston Corporation, Donaldson, Lufkin & Jenerette Securities Corporation and Smith Barney Inc., individually and as representatives (the "Representatives") of the several initial purchasers named in Schedule A to the Purchase Agreement (the "Initial Purchasers");

          (d)  The Registration Rights Agreement dated
November 28, 1995, among the Representatives, the Trust and
Continental (the "Registration Rights Agreement");

          (e)   The Offering Memorandum, dated November 21, 1995
(the "Offering Memorandum"), relating to the 8-1/2_% Trust
Originated Preferred Securities of the Trust representing preferred undivided beneficial interests in the assets of the Trust (each, a "Preferred Security" and collectively, the "Preferred Securities"); and

          (f) A Certificate of Good Standing for the Trust, dated November 28, 1995, obtained from the Secretary of State.

          Initially capitalized terms used herein and not otherwise defined are used as defined in the Declaration.

          For purposes of this opinion, we have not reviewed any documents other than the documents listed in paragraphs (a) through (f) above. In particular, we have not reviewed any document (other than the documents listed in paragraphs (a) through (f) above) that is referred to in or incorporated by reference into the documents reviewed by us. We have assumed that there exists no provision in any document that we have not reviewed that is inconsistent with the opinions stated herein.
We have conducted no independent factual investigation of our own but rather have relied solely upon the foregoing documents, the statements and information set forth therein and the additional matters recited or assumed herein, all of which we have assumed to be true, complete and accurate in all material respects.

          With respect to all documents examined by us, we have assumed (i) the authenticity of all documents submitted to us as authentic originals, (ii) the conformity with the originals of all documents submitted to us as copies or forms, and (iii) the genuineness of all signatures.

          For purposes of this opinion, we have assumed that (i) the Declaration and the Certificate are in full force and effect and have not been amended, (ii) except to the extent provided in paragraph 1 below, each of the parties to the documents examined by us has been duly organized or duly formed, as the case may be, and is validly existing in good standing under the laws of the jurisdiction governing its organization or formation, (iii) each natural person who is a party to the documents examined by us has the legal capacity to execute, deliver and perform such documents, (iv) except to the extent provided in paragraph 2 below, each of the parties to the documents examined by us has the power and authority to execute and deliver, and to perform its obligations under, such documents, (v) each of the parties to the documents examined by us has duly authorized, executed and delivered such documents, (vi) each Person to whom a Preferred Security is to be issued by the Trust (each, a "Holder" and collectively, the "Holders") has received an appropriate Preferred Securities Certificate for such Preferred Security, and the Trust has received payment for the Preferred Security acquired by each such Holder, in accordance with the Declaration and the Offering Memorandum and (vii) the Preferred Securities are issued and sold to the Holders in accordance with the Declaration and the Offering Memorandum. We have not participated in the preparation of the Offering Memorandum and assume no responsibility for its contents.

          This opinion is limited to the laws of the State of Delaware (excluding the securities laws of the State of Delaware), and we have not considered and express no opinion on the laws of any other jurisdiction, including federal laws and rules and regulations relating thereto. Our opinions are rendered only with respect to Delaware laws and rules, regulations and orders thereunder that are currently in effect.

          Based upon the foregoing, and upon our examination of such questions of law and statutes of the State of Delaware as we have considered necessary or appropriate, and subject to the assumptions, qualifications, limitations and exceptions set forth herein, we are of the opinion that:

          1. The Trust has been duly created and is validly existing in good standing as a business trust under the Delaware
Business Trust Act, 12 Del. C. Section 3801, et seq. (the "Act").

          2. Under the Act and the Declaration, the Trust has the power and authority to (i) execute and deliver, and to perform its obligations under, the Purchase Agreement and the Registration Rights Agreement, (ii) issue and perform its obligations under the Preferred Securities and the Common Securities and (iii) purchase and hold the Convertible Subordinated Debentures.

          3. The Preferred Securities have been duly authorized by the Declaration and will represent, subject to the qualifications set forth in paragraph 5 hereof, fully paid and nonassessable beneficial interests in the assets of the Trust and will entitle the holders thereof to the benefits of the Declaration.

          4. The Common Securities have been duly authorized by the Declaration and, when issued and sold in accordance with the Declaration, will represent, subject to the qualifications set forth in paragraph 5 hereof, fully paid and nonassessable beneficial interests in the assets of the Trust.

          5. The holders of the Preferred Securities and the Common Securities will be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware. We note that the holders of the Preferred Securities and the holders of the Common Securities may be obligated to make payments as set forth in the Declaration and that the holders of Common Securities are liable for all of the debts and obligations of the Trust to the extent specified in
Section 10.1(b) of the Declaration.

          6. Under the Act and the Declaration, the issuance of the Preferred Securities and the Common Securities is not subject to preemptive rights.

          7. The issuance, sale and delivery by the Trust of the Preferred Securities and of the Common Securities, the execution and delivery by the Trust of the Purchase Agreement and the Registration Rights Agreement, the purchase by the Trust of the Convertible Subordinated Debentures and the performance by the Trust of its obligations thereunder does not (a) result in any violation of the Declaration or any Delaware statute, order, rule or regulation of any Delaware court or other Delaware governmental agency or body having jurisdiction over the Trust or any of its properties or assets, (b) require the approval of any such Delaware court or Delaware governmental agency or body, or
(c) to our knowledge, without independent investigation, conflict with or result in breach or violation of any of the provisions of, or constitute a default under any contract, indenture, mortgage loan agreement, deed of trust, note, lease or other instrument to which the Trust is a party or to which any of its property or assets is subject.

          8.   The Purchase Agreement and the Registration Rights
Agreement have been duly authorized, executed and delivered by the Trust.

          9. The Declaration constitutes a valid and binding obligation of Continental and the Trustees and is enforceable against Continental and the Trustees in accordance with its terms.

          The opinions expressed in paragraphs 3 and 9 above are subject to the effect upon the Declaration of (i) bankruptcy, insolvency, moratorium, receivership, reorganization, liquidation, fraudulent conveyance and other similar laws relating to or affecting the rights and remedies of creditors generally, (ii) principles of equity including applicable law relating to fiduciary duties (regardless of whether considered and applied in a proceeding in equity or at law), and (iii) the effect of applicable public policy on the enforceability of provisions relating to indemnification or contribution.

          This opinion may be relied upon by you in connection with the matters set forth herein. Otherwise, without our prior written consent, this opinion may not be furnished or quoted to, or relied upon by any other person or entity or any purpose.

                         Very truly yours,


EAM/JLJ/sek

                           Schedule I


Merrill Lynch & Co.
Merrill Lynch, Pierce, Fenner
 & Smith Incorporated
  as Representatives of the
  Initial Purchasers named in Schedule A
  to the Purchase Agreement

CS First Boston Corporation

Donaldson Lufkin & Jenrette Securities Corporation

Smith Barney Inc.
 as Representatives of the
 Initial Purchasers named in Schedule A
 to the Purchase Agreement

Continental Airlines, Inc.

Cahill Gordon & Reindel

Cleary, Gottlieb, Steen & Hamilton

                                                       Exhibit G

"C" Deals #3/CAFT1.15
JLJ 11/22/95 2:13pm








                        November 28, 1995






To Each of the Parties Listed on
 Schedule I Attached Hereto

          Re:  Continental Airlines Finance Trust

Ladies and Gentlemen:

          We have acted as counsel to Wilmington Trust Company, a Delaware banking corporation ("Wilmington Trust"), in connection with the transactions contemplated by (i) the Amended and Restated Declaration of Trust, dated as of November 28, 1995 (the "Declaration"), among Continental Airlines, Inc., a Delaware corporation ("Continental"), Wilmington Trust, as Property Trustee and Delaware Trustee, the Regular Trustees named therein and the holders, from time to time, of undivided beneficial interests in the assets of Continental Airlines Finance Trust, a Delaware business trust (the "Trust"), (ii) the indenture, dated as of November __ 1995 (the "Indenture"), between Continental and Wilmington Trust, as Trustee, and (iii) the Preferred Securities Guarantee Agreement, dated as of November __, 1995 (the "Preferred Securities Guarantee") between Continental and Wilmington Trust, as Guarantee Trustee. This opinion is being furnished to you pursuant to Section 7(d) of the Purchase Agreement, dated November __, 1995 (the "Purchase Agreement"), among Continental, the Trust and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, CS First Boston Corporation, Donaldson, Lufkin & Jenrette Securities Corporation and Smith Barney Inc., individually and as Representatives of the Initial Purchasers named in Schedule A to the Purchase Agreement.

Capitalized terms used herein and not otherwise defined are used as defined in the Declaration, except that reference herein to any document shall mean such document as in effect on the date hereof.

          We have examined originals or copies of the Declaration, the Preferred Securities Guarantee and the Indenture. We have also examined originals or copies of such other documents and such corporate records, certificates and other statements of governmental officials and corporate officers and other representatives of Wilmington Trust as we have deemed necessary or appropriate for the purposes of this opinion. Moreover, as to certain facts material to the opinions expressed herein, we have relied upon the representations and warranties contained in the documents referred to in this paragraph.

          Based upon the foregoing and upon an examination of such questions of law as we have considered necessary or appropriate, and subject to the assumptions, exceptions and qualifications set forth below, we advise you that, in our opinion:

          1. Wilmington Trust is duly incorporated and is validly existing in good standing as a banking corporation with trust powers under the laws of the State of Delaware.

          2. Wilmington Trust has the power and authority to execute, deliver and perform its obligations under the Declaration, the Indenture and the Preferred Securities
Guarantee.

          3. Each or the Declaration, the Indenture and the Preferred Securities Guarantee has been duly authorized, executed and delivered by Wilmington Trust and the Declaration constitutes a legal, valid and binding obligation of Wilmington Trust, enforceable against Wilmington Trust, in accordance with its terms.

          4. The execution, delivery and performance by Wilmington Trust of the Declaration, the Indenture and the Preferred Securities Guarantee does not conflict with or constitute a breach of the charter of by-laws of Wilmington
Trust.

          5. No consent, approval or authorization of, or registration with or notice to, any governmental authority or agency of the State of Delaware or the United States of America governing the banking or trust powers of Wilmington Trust is required for the execution, delivery or performance by Wilmington Trust of the Declaration, the Indenture or the Preferred Securities Guarantee.

          The foregoing opinions are subject to the following assumptions, exceptions and qualifications:

          A. We are admitted to practice law in the State of Delaware and we do not hold ourselves out as being experts on the law of any other jurisdiction. The foregoing opinions are limited to the laws of the State of Delaware and the federal laws of the United States of America governing the banking and trust powers of Wilmington Trust (except that we express no opinion with respect to (i) state securities or blue sky laws and (ii) federal securities laws, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the Trust Indenture Act of 1939, as amended, and the Investment Company Act of 1940, as amended) and we have not considered and express no opinion on the laws, rules and regulations of any other jurisdiction.

          B. The foregoing opinions regarding enforceability are subject to (i) applicable bankruptcy, insolvency, reorganization, moratorium, receivership, fraudulent conveyance and similar laws relating to or affecting the rights and remedies of creditors generally, (ii) principles of equity (regardless of whether considered and applied in a proceeding in equity or at law), and (iii) the effect of applicable public policy on the enforceability of provisions relating to indemnification or contribution.

          C. We have assumed the due authorization, execution and delivery by each of the parties thereto, other than Wilmington Trust, of each of the Declaration, the Indenture and the Preferred Securities Guarantee and that each of such parties has the power and authority to execute, deliver and perform each such document.

          D. We have assumed that all signatures on documents examined by us are genuine, that all documents submitted to us as originals are authentic, and that all documents submitted to us as copies or specimens conform with the originals, which facts we have not independently verified.

          E. We express no opinion as to the nature or validity of title to any property.

          F. We have not participated in the preparation of any offering materials with respect to the Securities and we assume no responsibility for their contents.

          This opinion may be relied upon by you in connection with the matters set forth herein and, without our prior written consent, may not be furnished or quoted to, or relied upon by, any other person or entity for any purpose.

                         Very truly yours,


EAM/JLJ/dmm

                           SCHEDULE I


Merrill Lynch & Co.
Merrill Lynch, Pierce, Fenner
 & Smith Incorporated
  as Representatives of the
  Initial Purchasers named in Schedule A
  to the Purchase Agreement

CS First Boston Corporation

Donaldson Lufkin & Jenrette Securities Corporation

Smith Barney Inc.
 as Representatives of the
 Initial Purchasers named in Schedule A
 to the Purchase Agreement

Continental Airlines, Inc.

Cahill Gordon & Reindel

Cleary, Gottlieb, Steen & Hamilton

                                                        Exhibit H



                                   November 28, 1995

Continental Airlines, Inc.
2929 Allen Parkway
Houston, Texas  77019-4607

     Re:  4,500,000 8 1/2% Convertible Trust Originated Preferred
          Securities SM (the "Preferred Securities") of
          Continental Airlines Finance Trust

Ladies and Gentlemen:

          We have acted as special counsel to Continental Airlines, Inc., a Delaware corporation (the "Company"), and Continental Airlines Finance Trust, a statutory business trust formed under the laws of the State of Delaware (the "Trust"), in connection with the Trust's offering of the Preferred Securities representing preferred undivided beneficial interests in the assets of the Trust. This opinion letter is furnished pursuant to Section 7(e) of the purchase agreement dated November 21, 1995 (the "Purchase Agreement") among the Company, the Trust and the several initial purchasers named in Schedule A thereto (the "Initial Purchasers"). Capitalized terms used but not defined herein shall have the meaning ascribed to them in the Purchase Agreement.

          In arriving at the opinions expressed below, we have examined and relied upon the originals or copies, certified or otherwise identified to our satisfaction, of the declaration of trust of the Trust dated as of November 17, 1995 (the "Declaration of Trust"), the amended and restated declaration of trust of the Trust dated as of November 28, 1995 (the "Amended and Restated Declaration of Trust") and the Indenture, and of such records, documents, instruments and certificates, and we have made such investigations of law, as we have deemed appropriate as a basis for the opinions expressed below. We have assumed and have not verified that the signatures on all documents that we have examined are genuine and that each person signing each such document was duly authorized to sign such document on behalf of the person or entity purported to be bound thereby. In addition, for purposes of rendering the opinions expressed below, we have assumed, without investigation on our part, that the Declaration of Trust, the Amended and Restated Declaration of Trust and the Indenture have been duly authorized and validly executed and delivered by the Company, the Trust and the Trustees and are legal, valid, binding and enforceable instruments of the Company, the Trust and the Trustees.

          Based on the foregoing, we are of the opinion that:

          (i) The Trust will be characterized as a grantor trust for U.S. federal income tax purposes and not as a partnership or as an association subject to tax as a corporation; and

          (ii) The Convertible Subordinated Debentures will constitute indebtedness of the Company.

          The opinions expressed above are based on the Internal Revenue Code of 1986, as amended and other laws and regulations, rulings and decisions in effect on the date hereof, all of which are subject to change (which change could apply retroactively).

          We are furnishing this opinion letter to you solely for your benefit, and this opinion letter may not be used, circulated, quoted or otherwise referred to by you for any other purpose without our consent. We hereby consent to your provision of this opinion letter to the Initial Purchasers and to the Initial Purchasers' and your reliance on this opinion letter.

          We note that this opinion letter speaks only as of the date hereof, and we assume no obligation to update this opinion letter.

                              Very truly yours,

                              CLEARY, GOTTLIEB, STEEN & HAMILTON


                              By:_______________________________
                                     Dana L. Trier, a Partner